FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-184376-01

January 14, 2013

FREE WRITING PROSPECTUS

STRUCTURAL AND COLLATERAL TERM SHEET $1,492,251,025 (Approximate Total Mortgage Pool Balance) $1,326,238,000 (Approximate Offered Certificates)

COMM 2013-LC6

Deutsche Mortgage & Asset Receiving Corporation Depositor German American Capital Corporation Ladder Capital Finance LLC Cantor Commercial Real Estate Lending, L.P. Sponsors and Mortgage Loan Sellers

Deutsche Bank Securities		Cantor Fitzgerald & Co.

Joint Bookrunning Managers and Co-Lead Managers

Ladder Capital Securities		CastleOak Securities, L.P.

KeyBanc Capital Markets		BofA Merrill Lynch

Co-Managers

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-LC6 Mortgage Trust

Capitalized terms used but not defined herein have the meanings assigned to them in the other Free Writing Prospectus expected to be dated January 17, 2013, relating to the offered certificates (hereinafter referred to as the “Free Writing Prospectus”).

KEY FEATURES OF SECURITIZATION

Key Features:		Pooled Collateral Facts(1):
Joint Bookrunner & Co-Lead	Deutsche Bank Securities Inc.	Initial Outstanding Pool Balance:	$1,492,251,025
Managers:	Cantor Fitzgerald & Co.	Number of Mortgage Loans:	70
Co-Managers:	Ladder Capital Securities, LLC	Number of Mortgaged Properties:	99
	CastleOak Securities, L.P.	Average Mortgage Loan Cut-off Date Balance:	$21,317,872
	KeyBanc Capital Markets Inc.	Average Mortgaged Property Cut-off Date Balance:	$15,073,243
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	Weighted Avg Mortgage Loan U/W NCF DSCR:	1.83x
Mortgage Loan Sellers:	German American Capital Corporation* (“GACC”)	Range of Mortgage Loan U/W NCF DSCR:	1.01x – 3.33x
	(39.8%), Ladder Capital Finance LLC (“LCF”)	Weighted Avg Mortgage Loan Cut-off Date LTV:	60.7%
	(35.0%) and Cantor Commercial Real Estate	Range of Mortgage Loan Cut-off Date LTV:	37.5% – 76.1%
	Lending, L.P. (“CCRE”) (25.2%)	Weighted Avg Mortgage Loan Maturity Date or ARD LTV:	51.4%
	*An indirect wholly owned subsidiary of Deutsche Bank AG.	Range of Mortgage Loan Maturity Date or ARD LTV:	0.3% – 70.8%
Master Servicer:	Midland Loan Services, a division of PNC Bank,	Weighted Avg U/W NOI Debt Yield:	11.0%
	National Association	Range of U/W NOI Debt Yield:	8.2% – 19.2%
Operating Advisor:	Park Bridge Lender Services LLC	Weighted Avg Mortgage Loan
Special Servicer:	Rialto Capital Advisors, LLC	Original Term to Maturity (months)(2):	109
Trustee:	Wells Fargo Bank, National Association	Weighted Avg Mortgage Loan
Rating Agencies:	Moody’s Investors Service, Inc. and Standard &	Remaining Term to Maturity (months)(2):	108
	Poor’s Ratings Services	Weighted Avg Mortgage Loan Seasoning (months):	1
Determination Date:	The 6th day of each month, or if such 6th day is not a	% Mortgage Loans with Amortization for Full Term(3):	55.7%
	business day, the following business day,	% Mortgage Loans which Fully Amortize during the loan Term:	0.4%
	commencing in February 2013.	% Mortgage Loans with Partial Interest Only:	26.1%
Distribution Date:	4th business day following the Determination Date in	% Mortgage Loans with Full Interest Only(4):	17.8%
	each month, commencing February 2013.	% Mortgage Loans with Upfront or Ongoing Tax Reserves:	75.9%
Cut-off Date:	Payment Date in January 2013 (or related	% Mortgage Loans with Upfront or
	origination date, if later). Unless otherwise noted, all	Ongoing Replacement Reserves(5):	62.2%
	Mortgage Loan statistics are based on balances as	% Mortgage Loans with Upfront or Ongoing Insurance Reserves:	43.2%
	of the Cut-off Date.	% Mortgage Loans with Upfront or Ongoing TI/LC Reserves(6):	70.9%
Settlement Date:	On or about January 30, 2013	% Mortgage Loans with Upfront Engineering Reserves:	15.3%
Settlement Terms:	DTC, Euroclear and Clearstream, same day funds,	% Mortgage Loans with Upfront or Ongoing Other Reserves:	40.4%
	with accrued interest.
(1)   With respect to the Moffett Towers loan, the 540 West Madison Street loan and the Harmon Corner loan, LTV, DSCR and Debt Yield calculations include all related pari passu companion loans. With respect to a group of cross-defaulted and cross-collateralized mortgage loans, LTV, DSCR and Debt Yield calculations are presented in the aggregate for those mortgage loans.
(2)   For ARD loans, the original term to maturity and remaining term to maturity are through the anticipated repayment date.
(3)   Amortizing through the maturity date or, in the case of an ARD loan, through the anticipated repayment date.
(4)  Interest only through the maturity date or, in the case of an ARD loan, through the anticipated repayment date.
(5)   Includes FF&E Reserves.
(6)   Represents the percent of the allocated Initial Outstanding Pool Balance of retail and office properties only.

ERISA Eligible:	All of the Offered Classes are expected to be ERISA
	eligible.
SMMEA Eligible:	None of the Offered Classes will be SMMEA eligible.
Day Count:	30/360
Tax Treatment:	REMIC
Rated Final Distribution Date:	January 2046
Minimum Denominations:	$10,000 (or $100,000 with respect to Class X-A) and
	in each case in multiples of $1 thereafter.
Clean-up Call:	1%

Distribution of Collateral by Property Type

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-LC6 Mortgage Trust

SUMMARY OF THE CERTIFICATES

OFFERED CERTIFICATES

Class(1)	Ratings (Moody’s/S&P)	Initial Certificate Balance or Notional Amount(2)	Initial Subordination Levels(6)	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class A-1	Aaa(sf) / AAA(sf)	$93,810,000	30.0000%	2.64	1 - 58	42.5%	15.7%
Class A-2	Aaa(sf) / AAA(sf)	$288,944,000	30.0000%	4.92	58 - 60	42.5%	15.7%
Class A-SB	Aaa(sf) / AAA(sf)	$116,999,000	30.0000%	7.35	60 - 115	42.5%	15.7%
Class A-3	Aaa(sf) / AAA(sf)	$140,000,000	30.0000%	9.69	112 - 118	42.5%	15.7%
Class A-4	Aaa(sf) / AAA(sf)	$404,822,000	30.0000%	9.85	118 - 119	42.5%	15.7%
Class A–M	Aaa(sf) / AAA(sf)	$134,303,000	21.0000%	9.91	119 - 120	48.0%	13.9%
Class X-A(7)	Aaa(sf) / AAA(sf)	$1,178,878,000(8)	N/A	N/A	N/A	N/A	N/A
Class B	Aa3(sf) / AA-(sf)	$91,400,000	14.8750%	9.94	120 - 120	51.7%	12.9%
Class C	A3(sf) / A(sf)	$55,960,000	11.1250%	9.94	120 - 120	53.9%	12.4%

NON-OFFERED CERTIFICATES

Class(1)	Ratings (Moody’s/S&P)	Initial Certificate Balance or Notional Amount(2)	Initial Subordination Levels	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class X–B(7)	A2(sf) / A(sf)	$147,360,000(8)	N/A	N/A	N/A	N/A	N/A
Class X–C(7)	B3(sf) / NR	$104,458,024(8)	N/A	N/A	N/A	N/A	N/A
Class D	Baa3(sf) / BBB-(sf)	$61,555,000	7.0000%	9.94	120 - 120	56.5%	11.8%
Class E	Ba2(sf) / BB(sf)	$29,845,000	5.0000%	9.94	120 - 120	57.7%	11.6%
Class F	B2(sf) / B+(sf)	$27,980,000	3.1250%	9.94	120 - 120	58.8%	11.4%
Class G	NR / NR	$46,633,024	0.0000%	10.47	120 - 144	60.7%	11.0%
(1)
The pass–through rates applicable to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A-4, Class A–M, Class B, Class C, Class D, Class E, Class F and Class G Certificates will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass–through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.

(2)	Approximate; subject to a permitted variance of plus or minus 5%.
(3)
The weighted average life and principal window during which distributions of principal would be received as set forth in the table with respect to each class of certificates is based on (i) modeling assumptions and prepayment assumptions described in the Free Writing Prospectus, (ii) assumptions that there are no prepayments or losses on the mortgage loans and (iii) assumptions that there are no extensions of maturity dates and that mortgage loans with anticipated repayment dates are repaid on their respective anticipated repayment dates.

(4)
“Certificate Principal to Value Ratio” for any class with a Certificate Balance is calculated as the product of (a) the weighted average mortgage loan Cut–off Date LTV of the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class, and the denominator of which is the total initial Certificate Balance of all Certificates. The Certificate Principal to Value Ratios of the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A–4 Certificates are calculated in the aggregate for those classes as if they were a single class.

(5)
“Underwritten NOI Debt Yield” for any class with a Certificate Balance is calculated as the product of (a) the weighted average U/W NOI Debt Yield for the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance and the denominator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class. The Underwritten NOI Debt Yields of the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A–4 Certificates are calculated in the aggregate for those classes as if they were a single class.

(6)	The initial subordination levels for the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A-4 Certificates are represented in the aggregate.
(7)
The pass–through rate applicable to the Class X–A, Class X–B and Class X–C Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary to accrue on the basis of a 360 day year consisting of twelve 30–day months), over (ii)(A) with respect to the Class X–A Certificates, the weighted average of the pass–through rates of the Class A–1, Class A–2, Class A–SB, Class A–3, Class A-4 and Class A-M Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus, (B) with respect to the Class X–B Certificates, the weighted average of the pass–through rates of the Class B and Class C Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus and (C) with respect to the Class X–C Certificates, the weighted average of the pass–through rates of the Class E, Class F and Class G Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus.

(8)
The Class X–A, Class X–B and Class X–C Certificates (the “Class X Certificates”) will not have Certificate Balances.  None of the Class X–A, Class X–B or Class X–C Certificates will be entitled to distributions of principal.  The interest accrual amounts on the Class X–A Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class A–1, Class A–2, Class A–SB, Class A–3, Class A-4 and Class A-M Certificates. The interest accrual amounts on the Class X–B Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class B and Class C Certificates. The interest accrual amounts on the Class X–C Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class E, Class F and Class G Certificates.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-LC6 Mortgage Trust

SUMMARY OF THE CERTIFICATES

Short–Term Certificate Principal Paydown Summary(1)

Class	Mortgage Loan Seller	Mortgage Loan	Property Type	Cut–off Date Balance	Remaining Term to Maturity (Mos.)	Cut-off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield
A-2	LCF	Hard Rock Hotel Chicago	Hospitality	$47,946,721	59	52.3%	1.77x	13.9%
A-2	CCRE	Z New York Hotel	Hospitality	$18,482,342	59	49.7%	1.76x	13.1%
A-2	CCRE	1270 Gerard Avenue	Multifamily	$12,400,000	59	76.1%	1.41x	8.5%
A-2	GACC	Venterra at Bradford Pointe	Multifamily	$10,087,166	59	69.2%	1.48x	9.4%
A-2	CCRE	Courtyard Newark Granville	Hospitality	$4,492,697	59	57.6%	1.62x	13.0%
A-2	GACC	540 West Madison Street	Office	$135,000,000	60	63.5%	2.62x	10.8%
A-2	GACC	Renaissance Concourse Atlanta	Hospitality	$25,250,000	60	67.3%	1.99x	15.7%
A-2	LCF	Holiday Inn Seattle-SeaTac	Hospitality	$21,700,000	60	61.0%	1.72x	13.6%
A-2	LCF	San Pedro Crossing	Retail	$17,985,000	60	55.2%	3.33x	13.8%
A-2	CCRE	Fairfield Inn and Suites - Yakima, WA	Hospitality	$3,817,000	60	57.8%	1.72x	14.4%
(1)
This table identifies loans with balloon payments due during the principal paydown window assuming 0% CPR and no losses on the indicated loans. See “Yield and Maturity Considerations– Yield Considerations” in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-LC6 Mortgage Trust
TRANSACTION HIGHLIGHTS

■	$1,492,251,025 (Approximate) New–Issue Multi–Borrower CMBS:

–
Overview: The mortgage pool consists of 70 fixed–rate commercial and multifamily loans that have an aggregate Cut–off Date balance of $1,492,251,025 (the “Initial Outstanding Pool Balance”), have an average Cut–off Date Balance of $21,317,872 per Mortgage Loan and are secured by 99 Mortgaged Properties located throughout 27 states.

–	LTV: 60.7% weighted average Cut–off Date LTV and 51.4% weighted average Maturity Date or ARD LTV.

–	DSCR: 1.96x weighted average Debt Service Coverage Ratio, based on Underwritten NOI. 1.83x weighted average Debt Service Coverage Ratio, based on Underwritten NCF.

–	Debt Yield: 11.0% weighted average debt yield, based on Underwritten NOI. 10.3% weighted average debt yield, based on Underwritten NCF.

–	Credit Support: 30.000% credit support for the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A–4 Certificates in the aggregate, which are rated Aaa(sf) / AAA(sf) by Moody’s/S&P.

■	Loan Structural Features:

–	Amortization: 82.2% of the Mortgage Loans by Cut–off Date Balance have scheduled amortization:
■	55.7% of the Mortgage Loans by Cut–off Date Balance have amortization for the entire term with a balloon payment due at Maturity or ARD.
■	26.1% of the Mortgage Loans by Cut–off Date Balance have scheduled amortization following a partial interest–only period with a balloon payment due at Maturity.
■	0.4% of the Mortgage Loans by Cut–off Date Balance are fully amortizing for the entire term.
–	Hard Lockboxes: 75.6% of the Mortgage Loans by Cut–off Date Balance have Hard Lockboxes in place.
■
Cash Traps: 65.4% of the Mortgage Loans by Cut–off Date Balance have cash traps triggered by certain declines in net cash flow, all at levels greater than 1.05x coverage, that fund an excess cash flow reserve.

–	Reserves: The Mortgage Loans require amounts to be escrowed for reserves upfront or on an ongoing basis as follows:
■	Real Estate Taxes: 49 Mortgage Loans representing 75.9% of the total Cut–off Date Balance.
■	Insurance Reserves: 38 Mortgage Loans representing 43.2% of the total Cut–off Date Balance.
■	Replacement Reserves (Including FF&E Reserves): 46 Mortgage Loans representing 62.2% of the total Cut–off Date Balance.
■	Tenant Improvement / Leasing Commissions: 18 Mortgage Loans representing 70.9% of the total allocated Cut–off Date Balance of office and retail properties only.

–	Defeasance: 71.2% of the Mortgage Loans by Cut–off Date Balance permit defeasance only after a lockout period and prior to an open period.

–
Yield Maintenance: 24.7% of the Mortgage Loans by Cut–off Date Balance permit prepayment only with a Yield Maintenance Charge, following a lockout period, which may be zero, and prior to an open period.

–
Defeasance or Yield Maintenance: 4.1% of the Mortgage Loans by Cut–off Date Balance permit defeasance or prepayment with a Yield Maintenance Charge, following a period where each loan may be prepaid only with a Yield Maintenance charge, and prior to an open period.

■	Multiple–Asset Types > 5.0% of the Total Pool:

–
Retail: 37.2% of the Mortgaged Properties by allocated Cut–off Date Balance are retail properties (35.0% of the Mortgaged Properties are anchored retail properties, including single tenant properties).

–	Office: 26.9% of the Mortgaged Properties by allocated Cut–off Date Balance are office properties.

–	Hospitality: 18.5% of the Mortgaged Properties by allocated Cut–off Date Balance are hospitality properties.

–	Multifamily: 10.2% of the Mortgaged Properties by allocated Cut-off Date Balance are multifamily properties.

■
Geographic Diversity: The 99 Mortgaged Properties are located throughout 27 states, with only three states having greater than or equal to 10.0% by allocated Cut–off Date Balance: California (22.3%), Florida (17.5%) and Illinois (14.1%).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-LC6 Mortgage Trust
STRUCTURE OVERVIEW

Principal Payments:
Payments in respect of principal of the Certificates will be distributed, first, to the Class A–SB Certificates, until the Certificate Balance of such Class is reduced to the planned principal balance for the related Distribution Date, as set forth on Annex A–3 to the Free Writing Prospectus, then, to the Class A–1, Class A–2, Class A–3, Class A–4, Class A-SB, Class A-M, Class B, Class C, Class D, Class E, Class F and Class G Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero.  Notwithstanding the foregoing, if the total Certificate Balance of the Class A–M through Class G Certificates has been reduced to zero as a result of loss allocation, payments in respect of principal of the Certificates will be distributed, first, to the Class A–1, Class A–2, Class A–3, Class A–4 and Class A–SB Certificates, on a pro rata basis, based on the Certificate Balance of each such Class, then, to the extent of any recoveries on realized losses, to the Class A-M, Class B, Class C, Class D, Class E, Class F and Class G Certificates, in that order, in each case until the Certificate Balance of each such Class is reduced to zero (or previously allocated realized losses have been fully reimbursed).

The Class X–A, Class X–B and Class X–C Certificates will not be entitled to receive distributions of principal; however, (i) the notional amount of the Class X–A Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4 and the Class A–M Certificates; (ii) the notional amount of the Class X–B Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to the Class B and Class C Certificates; and (iii) the notional amount of the Class X–C Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to the Class E, Class F and Class G Certificates.

Interest Payments:
On each Distribution Date, interest accrued for each Class of the Certificates at the applicable pass–through rate will be distributed in the following order of priority, to the extent of available funds: first, to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A-4, Class X–A, Class X–B and Class X–C Certificates, on a pro rata basis, based on the accrued and unpaid interest on each such Class, then, to the Class A-M, Class B, Class C, Class D, Class E, Class F and Class G Certificates, in that order, in each case until the interest payable to each such Class is paid in full.

The pass–through rates applicable to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4, Class A–M, Class B, Class C, Class D, Class E, Class F and Class G Certificates for each Distribution Date will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass–through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.

The pass–through rate applicable to the Class X–A, Class X–B and Class X–C Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary to accrue on the basis of a 360 day year consisting of twelve 30–day months), over (ii)(A) with respect to the Class X–A Certificates, the weighted average of the pass–through rates of the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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4 and the Class A–M Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus, (B) with respect to the Class X–B Certificates, the weighted average of the pass–through rates of the Class B and Class C Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus and (C) with respect to the Class X–C Certificates, the weighted average of the pass-through rates of the Class E, Class F and Class G Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus.

Prepayment Interest Shortfalls:
Net prepayment interest shortfalls will be allocated pro rata based on interest entitlements, in reduction of the interest otherwise payable with respect to each interest–bearing class of certificates.

Loss Allocation:
Losses will be allocated to each Class of Certificates in reverse alphabetical order starting with Class G through and including the Class A-M Certificates, and then to Class A–1, Class A–2, Class A–SB, Class A–3 and Class A–4 Certificates on a pro rata basis based on the Certificate Balance of each such class. The notional amount of any Class of Class X Certificates will be reduced by the aggregate amount of realized losses allocated to Certificates that are components of the notional amount of such Class of Class X Certificates.

Prepayment Premiums:
A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amount) collected will be allocated to each of the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4, Class A–M, Class B, Class C and Class D Certificates (the “YM P&I Certificates”) then entitled to principal distributions, which percentage will be equal to the product of (a) a fraction, not greater than one, the numerator of which is the amount of principal distributed to such Class on such Distribution Date and the denominator of which is the total amount of principal distributed to the holders of the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4, Class A–M, Class B, Class C and Class D Certificates on such Distribution Date, and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the pass–through rate of such Class of Certificates currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the relevant Discount Rate.

Prepayment Premium Allocation Percentage for all YM P&I Certificates =

(Pass–Through Rate – Discount Rate)	X	The percentage of the principal distribution amount to such Class as described in (a) above
(Mortgage Rate – Discount Rate)

The remaining percentage of the prepayment premiums will be allocated to the Class X Certificates in the manner described in the Free Writing Prospectus. In general, this formula provides for an increase in the percentage of prepayment premiums allocated to the YM P&I Classes then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the percentage allocated to such Classes as Discount Rates rise.

Sale of Defaulted Loans:
Defaulted loans will be sold in a process similar to the sale process for REO property, as described under “The Pooling and Servicing Agreement—Sale of Defaulted Mortgage Loans and Serviced REO Properties” in the Free Writing Prospectus.  There will be no “fair market value purchase option” and the Controlling Class Representative will have no right of first refusal with respect to the sale of defaulted loans.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Loan Combinations:
The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as Moffett Towers secures a Mortgage Loan (the “Moffett Towers Mortgage Loan”) with an outstanding principal balance as of the Cut–off Date of $175,000,000, representing approximately 11.7% of the Initial Outstanding Pool Balance, and is secured on a pari passu basis with two companion loans that have an aggregate outstanding principal balance as of the Cut-off Date of $160,000,000, are not part of the mortgage pool and are currently held by German American Capital Corporation. The Moffett Towers Mortgage Loan and related companion loans are pari passu in right of payment and are referred to herein as the “Moffett Towers Loan Combination.”  The Moffett Towers pari passu companion loans may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement).

The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as 540 West Madison Street secures a Mortgage Loan (the “540 West Madison Street Mortgage Loan”) with an outstanding principal balance as of the Cut–off Date of $135,000,000, representing approximately 9.0% of the Initial Outstanding Pool Balance, and is secured on a pari passu basis with a companion loan that has an outstanding principal balance as of the Cut-off Date of $100,000,000, is not part of the mortgage pool and is currently held by German American Capital Corporation. The 540 West Madison Street Mortgage Loan and related companion loan are pari passu in right of payment and are referred to herein as the “540 West Madison Street Loan Combination.”  The 540 West Madison Street pari passu companion loan may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement).

The Moffett Towers Loan Combination and 540 West Madison Street Loan Combination will be serviced pursuant to the pooling and servicing agreement related to this transaction (the “Pooling and Servicing Agreement”) and the related intercreditor agreements.  For additional information regarding the Moffett Towers Loan Combination and the 540 West Madison Street Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—The Moffett Towers Loan Combination” and “—The 540 West Madison Street Loan Combination” in the Free Writing Prospectus.

The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as Harmon Corner secures a Mortgage Loan (the “Harmon Corner Mortgage Loan”) with an outstanding principal balance as of the Cut–off Date of $34,906,374, representing approximately 2.3% of the Initial Outstanding Pool Balance, and is secured on a pari passu basis with a companion loan that has an outstanding principal balance as of the Cut–off Date of $74,799,373, is not part of the mortgage pool and is currently held by the COMM 2012–CCRE5 Mortgage Trust.  The Harmon Corner Mortgage Loan and related companion loan are pari passu in right of payment and are collectively referred to herein as the “Harmon Corner Loan Combination.” The Harmon Corner Loan Combination is being serviced pursuant to the pooling and servicing agreement related to the COMM 2012-CCRE5 transaction and the related intercreditor agreement.  For additional information regarding the Harmon Corner Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—The Harmon Corner Loan Combination” in the Free Writing Prospectus.

Control Rights:

Other than with respect to the Harmon Corner Loan Combination, certain Classes of Certificates (the “Control Eligible Certificates”) will have certain control rights over servicing matters with respect to each Mortgage Loan. The majority owner or appointed representative of the Class of Control Eligible Certificates that is the Controlling Class (such owner or representative, the “Directing Holder”), will be entitled to direct the Special Servicer to take, or refrain from taking certain actions with respect to a Mortgage Loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Furthermore, the Directing Holder will also have the right to receive notice and consent to certain material actions that the Master Servicer and the Special Servicer proposes to take with respect to such Mortgage Loan.

The directing holder of the Harmon Corner Loan Combination is the directing holder of the COMM 2012-CCRE5 Mortgage Trust.  Prior to the occurrence and continuance of a Consultation Termination Event, the Directing Holder of this transaction will have consultation rights (but not control rights) with respect to certain material actions to be taken by the master servicer and the special servicer of the Harmon Corner Loan Combination. The directing holder of the Harmon Corner Loan Combination is referred to herein as a “Loan Combination Directing Holder”.  See also “Description of the Mortgage Pool—Loan Combinations” in the Free Writing Prospectus.

Control Eligible Certificates:	Class E, Class F and Class G Certificates.

Controlling Class:
The Controlling Class will be the most subordinate Class of Control Eligible Certificates then outstanding that has an aggregate Certificate Balance, as notionally reduced by any Appraisal Reduction Amounts allocable to such Class, equal to no less than 25% of the initial Certificate Balance of such Class.

The Controlling Class as of the Settlement Date will be the Class G Certificates.

The holder of the control rights with respect to the Harmon Corner Loan Combination will be the related Loan Combination Directing Holder.

Appraised–Out Class:	Any Class of Control Eligible Certificates that has been determined, as a result of Appraisal Reductions Amounts allocable to such Class, to no longer be the Controlling Class.

Remedies Available to Holders of an Appraised–Out Class:

Holders of the majority of any Class of Control Eligible Certificates that is determined at any time of determination to no longer be the Controlling Class as a result of an allocation of an Appraisal Reduction Amounts in respect of such Class will have the right, at their sole expense, to require the Special Servicer to order a second appraisal for any Mortgage Loan for which an Appraisal Reduction Event has occurred. Upon receipt of the second appraisal, the Special Servicer will be required to determine, in accordance with the Servicing Standard, whether, based on its assessment of the second appraisal, a recalculation of the Appraisal Reduction Amount is warranted. If warranted, the Special Servicer will direct the Master Servicer to recalculate the Appraisal Reduction Amount based on the second appraisal, and if required by such recalculation, the Special Servicer will reinstate the Appraised–Out Class as the Controlling Class. The Holders of an Appraised–Out Class requesting a second appraisal will not be entitled to exercise any rights of the Controlling Class until such time, if any, as the Class is reinstated as the Controlling Class.

Directing Holder:
It is expected that an entity controlled by Rialto Real Estate Fund, L.P., will be the initial Directing Holder (for each Mortgage Loan other than the Harmon Corner Mortgage Loan) and will also own 100% of the Class E, Class F and Class G Certificates as of the Settlement Date.

The directing holder with respect to the Harmon Corner Loan Combination will be the related Loan Combination Directing Holder.  The Loan Combination Directing Holder of the Harmon Corner Loan Combination will initially be the directing holder of the COMM 2012-CCRE5 Mortgage Trust.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Control Termination Event:
Will occur when no Class of Control Eligible Certificates has a Certificate Balance (as notionally or actually reduced by any Appraisal Reduction Amounts and Realized Losses) equal to or greater than 25% of the Certificate Balance as of the Settlement Date.

Upon the occurrence and the continuance of a Control Termination Event, the Controlling Class will no longer have any Control Rights. The Directing Holder will no longer have the right to direct certain actions of the Special Servicer and will no longer have consent rights with respect to certain material actions that the Master Servicer or Special Servicer proposes to take with respect to a Mortgage Loan.

Upon the occurrence and continuation of a Control Termination Event, the Directing Holder (i.e., the majority owner or representative of the senior most Class of Control Eligible Certificates) will retain non–binding consultation rights with respect to certain material actions that the Special Servicer proposes to take with respect to a Mortgage Loan. Such consultation rights will continue until the occurrence of a Consultation Termination Event.

With respect to the Harmon Corner Loan Combination, the related Loan Combination Directing Holder will retain its control rights as specified under the related intercreditor agreement, without regard to whether a Control Termination Event has occurred and is continuing under the Pooling and Servicing Agreement.

Consultation Termination Event:
Will occur when, without giving regard to the application of any Appraisal Reduction Amounts (i.e., giving effect to principal reduction through Realized Losses only), there is no Class of Control Eligible Certificates that has an aggregate Certificate Balance equal to 25% or more of the initial Certificate Balance of such Class.

Upon the occurrence and continuance of a Consultation Termination Event, the Directing Holder will have no rights under the Pooling and Servicing Agreement other than those rights that all Certificateholders have.

With respect to the Harmon Corner Loan Combination, the related Loan Combination Directing Holder will retain its control rights as specified under the related intercreditor agreement, without regard to whether a Consultation Termination Event has occurred and is continuing under the Pooling and Servicing Agreement.

Appointment and Replacement of Special Servicer:
The Directing Holder will appoint the initial Special Servicer as of the Settlement Date. Prior to the occurrence and continuance of a Control Termination Event, the Special Servicer may generally be replaced at any time by the Directing Holder.

Upon the occurrence and during the continuance of a Control Termination Event, the Directing Holder will no longer have the right to replace the Special Servicer and such replacement will occur based on a vote of holders of all voting eligible Classes of Certificates as described below.

Replacement of Special Servicer by Vote of Certificateholders:

Other than with respect to the Harmon Corner Loan Combination, if a Control Termination Event has occurred and is continuing, upon (i) the written direction of holders of Certificates evidencing not less than 25% of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) requesting a vote to replace the Special Servicer with a replacement Special Servicer, (ii) payment by such requesting holders to the Certificate Administrator of all reasonable fees and expenses to be incurred by the Certificate Administrator in connection with administering such vote and (iii) delivery by such holders to the Certificate Administrator of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates, the Certificate Administrator will be required to promptly provide written

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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notice to all certificateholders of such request and conduct the solicitation of votes of all Certificates in such regard. Upon the written direction (within 180 days) of (i) Holders of at least 75% of the aggregate voting rights of all Classes of Certificates entitled to principal (taking into account Realized Losses and the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) or (ii) the Holders of more than 50% of the voting rights of each Class of Non–Reduced Certificates, the Trustee will immediately replace the Special Servicer with the replacement Special Servicer.

In addition, after the occurrence of a Consultation Termination Event, if the Operating Advisor determines that the Special Servicer is not performing its duties in accordance with the Servicing Standard, the Operating Advisor will have the right to recommend the replacement of the Special Servicer. The Operating Advisor’s recommendation to replace the Special Servicer must be confirmed by a majority of the voting rights of all Classes of Certificates (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) within 180 days from the time such recommendation is posted to the Certificate Administrator website and is subject to the receipt of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates.

With respect to the Harmon Corner Loan Combination, none of the Directing Holder, the Trustee or any Certificateholders will have the right to replace the special servicer.

Cap on Workout and Liquidation Fees:

The workout fees and liquidation fees payable to a Special Servicer will be an amount equal to the lesser of: (1) 1.0% of each collection of interest and principal following a workout or liquidation and (2) $1,000,000 per workout or liquidation. All Modification Fees actually paid to the Special Servicer in connection with a workout or liquidation or in connection with any prior workout or partial liquidation that occurred within the prior 18 months will be deducted from the total workout and/or liquidation fees payable (other than Modification Fees earned while the Mortgage Loan was not in special servicing). In addition, the total amount of workout and liquidation fees actually payable by the Trust will be capped in the aggregate at $1,000,000 for each Mortgage Loan. If a new special servicer begins servicing the Mortgage Loan, all amounts paid to the prior special servicer will be disregarded for purposes of calculating the cap.

Special Servicer Compensation:
The special servicing fee will equal 0.25% per annum of the stated principal balance of the related specially serviced loan or REO property. The Special Servicer and its affiliates will be prohibited from receiving or retaining any compensation or any other remuneration (including in the form of commissions, brokerage fees, rebates, or as a result of any other fee–sharing arrangement) from any person (including the issuing entity, any borrower, any manager, any guarantor or indemnitor in respect of a Mortgage Loan or Serviced Loan Combination, if any, and any purchaser of any Mortgage Loan, Serviced Companion Loan or REO Property) in connection with the disposition, workout or foreclosure of any Mortgage Loan or Serviced Loan Combination, the management or disposition of any REO Property, or the performance of any other special servicing duties under the Pooling and Servicing Agreement, other than as expressly permitted in the Pooling and Servicing Agreement and other than commercially reasonable treasury management fees, banking fees and insurance commissions or fees received or retained by the Special Servicer or any of its Affiliates in connection with any services performed by such party with respect to any mortgage loan. The Special Servicer will also be required to report any compensation or other remuneration the Special Servicer or its affiliates have received from any person and such information will be disclosed in the Certificateholders’ monthly distribution date statement.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Operating Advisor:
With respect to the Mortgage Loans and prior to the occurrence of a Control Termination Event, the Operating Advisor will have access to any final asset status report and all information available with respect to the transaction on the Certificate Administrator’s website but will not have any approval or consultation rights.  After the occurrence and during the continuance of a Control Termination Event, the Operating Advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

The Operating Advisor will be subject to termination if holders of at least 15% of the aggregate voting rights of the Certificates (in connection with termination and replacement relating to the Mortgage Loans), vote to terminate and replace the Operating Advisor and such vote is approved by holders of more than 50% of the applicable voting rights that exercise their right to vote, provided that holders of at least 50% of the applicable voting rights have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

The Operating Advisor will not have consultation rights in respect of the Harmon Corner Loan Combination.

Liquidated Loan Waterfall:
On liquidation of any Mortgage Loan, all net liquidation proceeds will be applied so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts. After the adjusted interest amount is so allocated, any remaining net liquidation proceeds will be allocated to pay principal on the Mortgage Loan until the unpaid principal amount of the Mortgage Loan has been reduced to zero. Any remaining liquidation proceeds would then be allocated as a recovery of accrued and unpaid interest corresponding to the amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-LC6 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut–off Date Balances(1)

						Weighted Averages
Range of Cut–off Date Balances			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
$801,000	-	$9,999,999	30	$160,851,170	10.8%	4.7301%	116	1.72x	66.3%	53.8%
$10,000,000	-	$24,999,999	23	$378,832,533	25.4%	4.3674%	107	1.79x	62.8%	53.4%
$25,000,000	-	$39,999,999	10	$307,726,442	20.6%	4.4123%	116	1.82x	60.0%	48.3%
$40,000,000	-	$54,999,999	3	$136,293,835	9.1%	4.5921%	98	1.87x	59.0%	49.8%
$55,000,000	-	$69,999,999	1	$68,925,010	4.6%	4.9040%	119	1.67x	54.7%	44.9%
$70,000,000	-	$175,000,000	3	$439,622,035	29.5%	3.9048%	101	1.93x	58.7%	52.3%
Total/Weighted Average			70	$1,492,251,025	100.0%	4.3248%	108	1.83x	60.7%	51.4%

Distribution of Mortgage Rates(1)

Range of Mortgage Rates			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
3.6700%	-	4.2499%	22	$843,620,571	56.5%	3.9750%	106	1.90x	60.0%	51.9%
4.2500%	-	4.4999%	13	$174,307,000	11.7%	4.2877%	115	2.02x	61.7%	53.2%
4.5000%	-	4.7499%	10	$136,390,086	9.1%	4.6103%	117	1.64x	66.7%	51.0%
4.7500%	-	5.9180%	25	$337,933,368	22.6%	5.1020%	105	1.64x	59.4%	49.1%
Total/Weighted Average			70	$1,492,251,025	100.0%	4.3248%	108	1.83x	60.7%	51.4%

Property Type Distribution(1)(3)

Property Type	Number of Mortgaged Properties	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Number of Units, Rooms, Beds, Pads or NRA	Weighted Averages
					Cut–off Date Balance per Unit/Room/ Bed/Pad/NRA	Mortgage Rate	Stated Remaining Term (Mos.)(2)	Occupancy	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
Retail	45	$555,405,032	37.2%	3,910,258	$285	4.2043%	117	96.8%	1.92x	59.2%	49.1%
Anchored(4)	43	$521,905,032	35.0%	3,717,554	$288	4.1925%	117	96.9%	1.86x	60.1%	49.8%
Unanchored	2	$33,500,000	2.2%	192,704	$245	4.3889%	114	94.5%	2.71x	43.9%	38.8%
Office	8	$400,883,439	26.9%	2,583,768	$282	4.0312%	99	91.1%	1.91x	60.6%	55.3%
Suburban	5	$223,313,956	15.0%	1,319,633	$308	4.0860%	119	90.6%	1.56x	59.5%	51.9%
CBD	3	$177,569,482	11.9%	1,264,135	$250	3.9623%	74	91.6%	2.35x	61.9%	59.7%
Hospitality	28	$276,441,771	18.5%	4,197	$99,982	4.7508%	93	74.5%	1.83x	58.2%	49.3%
Full Service	7	$191,304,073	12.8%	1,730	$122,603	4.7946%	84	72.9%	1.78x	56.7%	49.4%
Extended Stay	15	$52,100,000	3.5%	1,989	$31,491	4.4999%	120	81.4%	2.08x	60.1%	47.7%
Limited Service	6	$33,037,697	2.2%	478	$77,008	4.8934%	105	73.3%	1.72x	64.2%	51.2%
Multifamily	12	$152,703,296	10.2%	4,367	$43,478	4.2834%	111	93.0%	1.48x	69.8%	58.8%
Manufactured Housing Community	4	$71,817,488	4.8%	2,441	$29,491	4.6679%	119	89.9%	1.72x	65.8%	53.6%
Other	1	$30,300,000	2.0%	NAP	NAP	5.9180%	144	99.1%	1.30x	51.4%	14.7%
Self Storage	1	$4,700,000	0.3%	625	$7,520	4.3635%	120	83.5%	1.64x	72.3%	58.2%
Total/Weighted Average	99	$1,492,251,025	100.0%			4.3248%	108	90.4%	1.83x	60.7%	51.4%

Geographic Distribution(1)(3)

State/Location	Number of Mortgaged Properties	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
				Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
California	9	$333,269,482	22.3%	4.2525%	122	1.58x	56.1%	45.2%
Northern(5)	3	$214,469,482	14.4%	4.0330%	119	1.59x	56.3%	48.4%
Southern(5)	6	$118,800,000	8.0%	4.6489%	126	1.54x	55.8%	39.4%
Florida	8	$261,418,113	17.5%	4.3396%	118	1.80x	55.7%	45.4%
Illinois	5	$209,693,971	14.1%	4.1916%	67	2.27x	62.2%	59.3%
Texas	14	$119,905,122	8.0%	4.2056%	105	2.14x	64.6%	56.6%
New York	8	$83,650,374	5.6%	4.7882%	97	1.67x	62.7%	54.8%
Other	55	$484,313,962	32.5%	4.3736%	113	1.78x	64.5%	53.5%
Total/Weighted Average	99	$1,492,251,025	100.0%	4.3248%	108	1.83x	60.7%	51.4%
(1)
With respect to the Moffett Towers loan, the 540 West Madison Street loan and the Harmon Corner loan, LTV, DSCR and Cut–off Date Balance per Unit/Room/Bed/Pad/NRA calculations include all related pari passu companion loans. With respect to a group of cross-defaulted and cross-collateralized mortgage loans, LTV, DSCR and Cut–off Date Balance per Unit/Room/Bed/Pad/NRA calculations are presented in the aggregate for those mortgage loans.

(2)	In the case of 13 Mortgage Loans with an Anticipated Repayment Date, Stated Remaining Term (Mos.) is through the related Anticipated Repayment Date.
(3)	Reflects allocated loan amount for properties securing multi–property Mortgage Loans.
(4)	Includes anchored and single tenant properties.
(5)	Northern California properties have a zip code greater than 93600. Southern California properties have a zip code less than or equal to 93600.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-LC6 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut–off Date LTV Ratios(1)

Range of Cut–off Date LTV Ratios			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
37.5%	-	49.9%	3	$68,951,825	4.6%	4.5229%	101	2.20x	44.6%	39.1%
50.0%	-	54.9%	7	$220,921,731	14.8%	4.6961%	110	1.81x	53.5%	42.2%
55.0%	-	59.9%	10	$456,611,924	30.6%	3.9794%	116	1.83x	56.8%	47.7%
60.0%	-	64.9%	18	$305,388,887	20.5%	4.3216%	89	2.14x	62.6%	58.1%
65.0%	-	69.9%	18	$253,760,011	17.0%	4.3852%	111	1.64x	66.9%	54.1%
70.0%	-	76.1%	14	$186,616,648	12.5%	4.5799%	115	1.47x	73.0%	61.0%
Total/Weighted Average			70	$1,492,251,025	100.0%	4.3248%	108	1.83x	60.7%	51.4%

Distribution of LTV Ratios at Maturity or ARD(1)

Range of LTV Ratios at Maturity or ARD			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
0.3%	-	49.9%	22	$576,761,112	38.7%	4.4019%	113	1.76x	55.3%	42.3%
50.0%	-	54.9%	13	$368,678,453	24.7%	4.2452%	114	1.72x	60.8%	51.8%
55.0%	-	59.9%	18	$221,425,679	14.8%	4.3165%	115	1.86x	65.4%	56.9%
60.0%	-	70.8%	17	$325,385,782	21.8%	4.2840%	86	2.07x	66.8%	63.1%
Total/Weighted Average			70	$1,492,251,025	100.0%	4.3248%	108	1.83x	60.7%	51.4%

Distribution of Underwritten NCF Debt Service Coverage Ratios(1)

Range of Underwritten NCF Debt Service Coverage Ratios			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
1.01x	-	1.10x	1	$6,095,191	0.4%	4.5000%	119	1.01x	55.4%	0.3%
1.11x	-	1.20x	1	$15,725,000	1.1%	4.0310%	120	1.20x	65.8%	26.8%
1.21x	-	1.30x	3	$65,118,616	4.4%	5.7076%	130	1.28x	63.6%	40.3%
1.31x	-	1.40x	5	$44,502,302	3.0%	4.6056%	119	1.36x	69.2%	58.5%
1.41x	-	1.50x	7	$110,603,296	7.4%	4.4447%	107	1.44x	68.5%	56.8%
1.51x	-	1.99x	34	$878,006,106	58.8%	4.2913%	111	1.67x	59.7%	49.9%
2.00x	-	3.33x	19	$372,200,513	24.9%	4.1021%	95	2.53x	59.0%	56.1%
Total/Weighted Average			70	$1,492,251,025	100.0%	4.3248%	108	1.83x	60.7%	51.4%

Distribution of Original Terms to Maturity or ARD(1)

Range of Original Terms to Maturity or ARD	Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
				Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
60	10	$297,160,926	19.9%	4.2701%	60	2.24x	61.0%	58.5%
120	59	$1,164,790,099	78.1%	4.2973%	119	1.74x	60.8%	50.5%
144	1	$30,300,000	20.0%	5.9180%	144	1.30x	51.4%	14.7%
Total/Weighted Average	70	$1,492,251,025	100.0%	4.3248%	108	1.83x	60.7%	51.4%

Distribution of Remaining Terms to Maturity or ARD(1)

Range of Remaining Terms to Maturity or ARD			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
59	-	60	10	$297,160,926	19.9%	4.2701%	60	2.24x	61.0%	58.5%
112	-	120	59	$1,164,790,099	78.1%	4.2973%	119	1.74x	60.8%	50.5%
144	-	144	1	$30,300,000	20.0%	5.9180%	144	1.30x	51.4%	14.7%
Total/Weighted Average			70	$1,492,251,025	100.0%	4.3248%	108	1.83x	60.7%	51.4%
(1)
With respect to the Moffett Towers loan, the 540 West Madison Street loan and the Harmon Corner loan, LTV, DSCR and Cut–off Date Balance per Unit/Room/Bed/Pad/NRA calculations include all related pari passu companion loans. With respect to a group of cross-defaulted and cross-collateralized mortgage loans, LTV, DSCR and Cut–off Date Balance per Unit/Room/Bed/Pad/NRA calculations are presented in the aggregate for those mortgage loans.

(2)	In the case of 13 Mortgage Loans with an Anticipated Repayment Date, Stated Remaining Term (Mos.) is through the related Anticipated Repayment Date.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-LC6 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Ten Largest Mortgage Loans or Groups of Cross-Collateralized Loans(1)

Mortgage Loans	Mortgage Loan Seller	City, State	Property Type	Cut–off Date Balance	% of Initial Outstanding Pool Balance	Cut–off Date Balance per Unit/Room/ Bed/Pad/NRA	Cut–off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield
Moffett Towers	GACC	Sunnyvale, CA	Office	$175,000,000	11.7%	$352	57.3%	1.56x	8.9%
540 West Madison Street	GACC	Chicago, IL	Office	135,000,000	9.0%	$213	63.5%	2.62x	10.8%
Coastland Center	GACC	Naples, FL	Retail	129,622,035	8.7%	$282	55.6%	1.71x	9.9%
Innisfree Pensacola Beach Hotel Portfolio	LCF	Pensacola, FL	Hospitality	68,925,010	4.6%	$143,295	54.7%	1.67x	12.2%
Hard Rock Hotel Chicago	LCF	Chicago, IL	Hospitality	47,946,721	3.2%	$125,844	52.3%	1.77x	13.9%
Rudgate Manor & Rudgate Clinton MHC Portfolio	LCF	Various, MI	MHC	45,847,114	3.1%	$28,654	65.5%	1.72x	10.9%
InTown Suites Portfolio	CCRE	Various, Various	Hospitality	42,500,000	2.8%	$23,173	59.6%	2.13x	14.2%
Harmon Corner	CCRE	Las Vegas, NV	Retail	34,906,374	2.3%	$1,641	61.7%	1.63x	9.7%
The Summit at Coates Run	CCRE	Athens, OH	Multifamily	34,600,000	2.3%	$40,421	70.6%	1.52x	9.2%
Eastern Beltway	CCRE	Las Vegas, NV	Retail	34,100,000	2.3%	$65	55.0%	2.80x	11.5%
Total/Weighted Average:				$748,447,254	50.2%		58.9%	1.90x	10.6%
(1)
With respect to the Moffett Towers loan, the 540 West Madison Street loan and the Harmon Corner loan, LTV, DSCR, debt yield and Cut–off Date Balance per Unit/Room/Bed/Pad/NRA calculations include the related pari passu companion loan.

Pari Passu Companion Loan Summary

Mortgage Loans	Mortgage Loan Cut–off Date Balance	Companion Loan Cut–off Date Balance	Loan Combination Cut–off Date Balance	Controlling Pooling & Servicing Agreement	Master Servicer	Special Servicer	Voting Rights
Moffett Towers	$175,000,000	$160,000,000	$335,000,000	COMM 2013–LC6	Midland Loan Services	Rialto Capital Advisors	COMM 2013-LC6
540 West Madison Street	$135,000,000	$100,000,000	$235,000,000	COMM 2013–LC6	Midland Loan Services	Rialto Capital Advisors	COMM 2013-LC6
Harmon Corner	$34,906,374	$74,799,373	$109,705,747	COMM 2012–CCRE5	Midland Loan Services	Midland Loan Services	COMM 2012-CCRE5

Existing Mezzanine Debt Summary
Mortgage Loan	Mortgage Loan Cut–off Date Balance	Mezzanine Cut–off Date Balance	Trust U/W NCF DSCR	Total Debt U/W NCF DSCR(1)(2)	Trust Cut–off Date LTV Ratio	Total Debt Cut–off Date LTV Ratio	Trust U/W NOI Debt Yield	Total Debt U/W NOI Debt Yield
Moffett Towers	$175,000,000	$50,000,000	1.56x	1.27x	57.3%	65.8%	8.9%	7.8%
540 West Madison Street	$135,000,000	$15,000,000	2.62x	2.31x	63.5%	67.6%	10.8%	10.1%
Innisfree Pensacola Beach Hotel Portfolio	$68,925,010	$12,999,998	1.67x	1.23x	54.7%	65.0%	12.2%	10.2%
Rudgate Manor & Rudgate Clinton MHC Portfolio(1)	$45,847,114	$15,000,000	1.72x	1.56x	65.5%	86.9%	10.9%	8.2%
Z New York Hotel	$18,482,342	$4,500,000	1.76x	1.19x	49.7%	61.8%	13.1%	10.5%
San Pedro Crossing(2)	$17,985,000	$6,540,000	3.33x	1.69x	55.2%	75.2%	13.8%	10.1%
(1)
With respect to Rudgate Manor & Rudgate Clinton MHC Portfolio, the DSCR calculation above is based on the initial advance of $15,000,000 and the current mezzanine loan pay rate with respect thereto of 2.000% per annum. The mezzanine loan accrues interest at 24.000% per annum. Also, the mezzanine loan has an aggregate face amount of $40,000,000 to cover the accrual of unpaid interest at the difference between the accrual rate and the pay rate and additional advances for capital expenditures and operating expense shortfalls.

(2)
With respect to San Pedro Crossing, the DSCR calculation above is based on the initial mezzanine loan interest rate of 10.000% per annum, which will increase to 14.000% per annum if not paid in full prior to the 6th payment date.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-LC6 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Previous Securitization History(1)

Mortgage Loans	Mortgage Loan Seller	City, State	Property Type	Cut–off Date Balance	% of Initial Outstanding Pool Balance	Previous Securitization
Hard Rock Hotel Chicago	LCF	Chicago, IL	Hospitality	$47,946,721	3.2%	JPMCC 2007-LDP12
Venice Crossroads	GACC	Los Angeles, CA	Retail	$33,000,000	2.2%	BACM 2003-1
Centerpoint Mall	GACC	Oxnard, CA	Retail	$27,000,000	1.8%	MSC 2005-T19
Gwen Griffin Portfolio	LCF	Various, CA	Various	$17,225,000	1.2%	MSC 2004-T13
Marketplace at Town Center	LCF	El Dorado Hills, CA	Retail	$16,000,000	1.1%	GECMC 2003-C1
1270 Gerard Avenue	CCRE	Bronx, NY	Multifamily	$12,400,000	0.8%	BSCMS 2007-PW17
East West Crossing	CCRE	Austell, GA	Retail	$11,800,000	0.8%	BSCMS 2003-T10
Pathmark Castle Center	LCF	Bronx, NY	Retail	$11,300,000	0.8%	BSCMS 2001-TOP4
Waldbaums Supermarket - Massapequa	LCF	Massapequa, NY	Retail	$10,738,032	0.7%	MSC 2004-HQ4
Ford Factory Lofts Apartments	CCRE	Atlanta, GA	Multifamily	$7,591,130	0.5%	CSFB 2003-CK2
Walgreens Columbus Portfolio	LCF	Columbus, GA	Retail	$6,095,191	0.4%	CSFB 2002-CKS4
Socastee Commons	CCRE	Myrtle Beach, SC	Retail	$5,200,000	0.3%	WBCMT 2003-C4
Courtyard Newark Granville	CCRE	Newark, OH	Hospitality	$4,492,697	0.3%	BSCMS 2005-PWR9
Riverside Village MHC	LCF	Riverdale, UT	Manufactured Housing Community	$4,295,377	0.3%	BACM 2003-1
Fairfield Inn and Suites - Yakima, WA	CCRE	Yakima, WA	Hospitality	$3,817,000	0.3%	CGCMT 2008-C7
Total				$218,901,148	14.7%
(1)
Includes Mortgaged Properties securing Mortgage Loans for which the most recent prior financing of all or a significant portion of such property was included in a securitization.  The table above is based on information provided by the related borrower or obtained through searches of a third-party database. The information has not otherwise been confirmed by the mortgage loan sellers.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 1020 and 1050 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Moffett Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$175,000,000 57.3% 1.56x 8.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 1020 and 1050 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Moffett Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$175,000,000 57.3% 1.56x 8.9%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Suburban Office
Sponsor:	Joseph K. Paul; Jay Paul Revocable		Collateral:	Fee Simple
	Living Trust		Location:	Sunnyvale, CA
Borrower:	MT SPE, LLC		Year Built / Renovated:	2008 / NAP
Original Balance(1):	$175,000,000		Total Sq. Ft.:	951,498
Cut-off Date Balance(1):	$175,000,000		Property Management:	Paul Holdings, Inc.
% by Initial UPB:	11.7%		Underwritten NOI:	$29,878,393
Interest Rate:	4.01194%		Underwritten NCF:	$29,424,583
Payment Date:	6th of each month		Appraised Value(9):	$585,000,000
First Payment Date:	January 6, 2013		Appraisal Date:	October 31, 2012
Maturity Date:	December 6, 2022
Amortization(2):	Interest-only for first 36 months; 360		Historical NOI(10)
	months thereafter		Most Recent NOI:	NAP
Additional Debt(3):	$160,000,000 Pari Passu Debt		2011 NOI:	NAP
	$50,000,000 Mezzanine Loan		2010 NOI:	NAP
Call Protection(4)(5):	L(25), YM1(91), O(4)		2009 NOI:	NAP
Lockbox / Cash Management:	Hard / In Place
			Historical Occupancy(10)
Reserves(6)			Current Occupancy:	88.8% (January 1, 2013)
	Initial	Monthly	2011 Occupancy:	NAP
Taxes:	$790,714	$263,571	2010 Occupancy:	NAP
Insurance:	$0	Springing	2009 Occupancy:	NAP
Replacement:	$0	$15,858	2008 Occupancy:	NAP
TI/LC:	$17,590,176	$0	2007 Occupancy:	NAP
Free Rent Reserve:	$1,389,632	$0
(1)   The Original Balance and Cut-off Date Balance of $175.0 million represents the controlling A-1 Note of a $335.0 million whole loan evidenced by three pari passu notes. The pari passu companion loans are comprised of Note A-2 and Note A-3, with a combined original principal balance of $160.0 million.
(2)   Following an initial 36 month interest only period, the Moffett Towers Whole Loan is structured with a fixed amortization schedule based on a 360 month amortization period for the mortgage loan, together with the related mezzanine loan (total debt). See “Annex H” of the Free Writing Prospectus.
(3)   See “Current Mezzanine or Subordinate Indebtedness Permitted” herein.
(4)   See “Partial Release” herein.
(5)   The lockout period will be at least 25 payment dates beginning with and including the first payment date of January 6, 2013. Prepayment of the full $335.0 million Moffett Towers Whole Loan is permitted on the date that is earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu note to be securitized and (ii) December 6, 2015.
(6)   See “Initial Reserves” and “Ongoing Reserves” herein.
(7)   DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Moffett Towers Loan Combination.
(8)  Based on amortizing debt service payments.  Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.19x and 2.16x, respectively.
(9)  The Moffett Towers Property consists of three separate buildings. The appraiser determined Appraised Values of $202.0 million for 1000 Enterprise Way, $196.0 million for 1020 Enterprise Way and $187.0 million for 1050 Enterprise Way.
(10) The Moffett Towers Property was constructed in 2008 and leased up from 2010 to 2012. The Moffett Towers Property was 13.2% leased as of December 2010 and 42.3% leased as of December 2011.

Microsoft Holdback:	$8,000,000	$0
Microsoft Expansion Space Reserve:	$7,404,163	$0
Lease Sweep Reserve:	$0	Springing
Debt Service Reserve:	$0	Springing

Financial Information(7)
	Mortgage Loan	Total Debt
Cut-off Date Balance / Sq. Ft.:	$352	$405
Balloon Balance / Sq. Ft.:	$307	$353
Cut-off Date LTV:	57.3%	65.8%
Balloon LTV:	50.0%	57.5%
Underwritten NOI DSCR(8):	1.59x	1.29x
Underwritten NCF DSCR(8):	1.56x	1.27x
Underwritten NOI Debt Yield:	8.9%	7.8%
Underwritten NCF Debt Yield:	8.8%	7.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 1020 and 1050 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Moffett Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$175,000,000 57.3% 1.56x 8.9%

Tenant Summary

Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Motorola Mobility, Inc.(2)	NR/Aa2/AA	317,166	33.3%	$34.15	39.1%	6/30/2021
Microsoft Corporation	AA+/Aaa/AAA	237,121	24.9%	$31.52	27.0%	12/31/2021(3)
Rambus Inc.	NR/NR/NR	156,173	16.4%	$31.79	17.9%	6/30/2020(4)
Financial Engines, Inc.(5)	NR/NR/NR	80,995	8.5%	$33.00	9.6%	5/31/2020
Plaxo Inc.(6)	BBB+/Baa1/BBB+	40,448	4.3%	$31.80	4.6%	2/28/2019
Level 10 Construction, Inc.	NR/NR/NR	12,944	1.4%	$37.08	1.7%	2/28/2019
Total Occupied Collateral		844,847	88.8%	$32.80	100.0%
Vacant		106,651	11.2%
Total		951,498	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	Motorola Mobility, Inc. leases 79,862 sq. ft. of space with a rent abatement from January 2013 through March 2013. The full amount of abated rent was reserved at closing.
(3)
The Microsoft Corporation lease includes a one-time termination option in December 2018 upon 12 months prior notice with respect to its entire space or any entire floor, or contiguous floors, subject to a termination fee equal to the unamortized portion, on a proportionate basis of the space terminated, of all unamortized costs plus interest on the cumulative sum of such unamortized costs.

(4)
The Rambus Inc. lease includes a one-time termination option in June 2017 upon 9 months prior notice subject to a termination fees equal to all unamortized costs plus interest on the cumulative sum of such unamortized costs.

(5)	Financial Engines, Inc.’s lease contains a rent abatement from January 2013 through March 2013. The full amount of abated rent was reserved at closing.
(6)	Plaxo, Inc. leases 10,448 sq. ft. of space with a rent abatement from January 2013 through February 2013. The full amount of abated rent was reserved at closing.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	2	53,392	5.6%	53,392	5.6%	$33.08	6.4%	6.4%
2020	3	237,168	24.9%	290,560	30.5%	$32.21	27.6%	33.9%
2021	3	554,287	58.3%	844,847	88.8%	$33.02	66.1%	100.0%
2022	0	0	0.0%	844,847	88.8%	$0.00	0.0%	100.0%
2023	0	0	0.0%	844,847	88.8%	$0.00	0.0%	100.0%
Thereafter	0	0	0.0%	844,847	88.8%	$0.00	0.0%	100.0%
Vacant	NAP	106,651	11.2%	951,498	100.0%	NAP	NAP
Total / Wtd. Avg.	8	951,498	100.0%			$32.80	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the stacking plan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 1020 and 1050 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Moffett Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$175,000,000 57.3% 1.56x 8.9%

The Loan.    The Moffett Towers loan (the “Moffett Towers Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the 951,498 square foot Class A, suburban office park located at 1000, 1020 and 1050 Enterprise Way in Sunnyvale, California (the “Moffett Towers Property”) with an original principal balance of $175.0 million. The Moffett Towers Loan is comprised of the A-1 Note portion of a $335.0 million whole loan (the “Moffett Towers Whole Loan”) that is evidenced by three pari passu notes. Only the A-1 Note, with an original principal balance of $175.0 million, will be included in the COMM 2013-LC6 trust. The A-2 Note, with an original principal balance of $120.0 million, and the A-3 Note, with an original principal balance of $40.0 million, are not included in the COMM 2013-LC6 trust and are expected to be included in future securitizations. The Moffett Towers Loan has a 10-year term and amortizes on a fixed schedule, after an initial 3-year interest only period. The fixed schedule results in a 360-month effective amortization period.

The Moffett Towers Loan accrues interest at a fixed rate equal to 4.01194% and has a cut-off date balance of $175.0 million. The proceeds of the Moffett Towers Loan, along with a $50.0 million mezzanine loan funded concurrently, were used to retire existing debt of approximately $264.4 million, giving the borrower a return of equity of approximately $82.2 million. Based on the appraised value of $585.0 million as of October 31, 2012, the cut-off date LTV of the Moffett Towers Whole Loan is 57.3% and the remaining implied equity is $200.0 million. The most recent prior financing of the Moffett Towers Property was not included in a securitization.

The relationship between the holders of the A-1 Note, A-2 Note and A-3 Note will be covered by an intercreditor agreement to be described under “Description of the Mortgage Pool ― Loan Combinations ― The Moffett Towers Loan Combination” in the free writing prospectus.

Pari Passu Note Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$175,000,000	$175,000,000	COMM 2013-LC6	Yes
Note A-2	$120,000,000	$120,000,000	GACC	No
Note A-3	$40,000,000	$40,000,000	GACC	No
Total	$335,000,000	$335,000,000

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$335,000,000	87.0%	Loan Payoff	$264,366,066	68.7%
Mezzanine Loan	$50,000,000	13.0%	Reserves	$35,174,684	9.1%
			Closing Costs	$3,295,293	0.9%
			Return of Equity	$82,163,957	21.3%
Total Sources	$385,000,000	100.0%	Total Uses	$385,000,000	100.0%

The Borrower / Sponsor.  The borrower, MT SPE, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsor of the borrower and the nonrecourse carve-out guarantors are Joseph K. Paul (“Jay Paul”) and the Jay Paul Revocable Living Trust, on a joint and several basis.

Founded by Jay Paul in 1975, the Jay Paul Company is headquartered in San Francisco and focuses on the development, acquisition and management of commercial properties in California. Jay Paul Company has developed and acquired in excess of six million square feet of office product and has closed in excess of $2.5 billion worth of equity and debt financing since 2000. In addition, the Jay Paul Company has over 2.1 million square feet of LEED Certified office space throughout its portfolio.

The Property. The Moffett Towers Property consists of three, eight-story Class A LEED Certified Gold suburban office buildings totaling 951,498 sq. ft. located in Sunnyvale, California at the intersection of U.S. Highway 101 and State Highway 237, developed by the sponsor in 2008. The Moffett Towers Property is part of a larger 1.8 million sq. ft. campus which spans 52 acres and seven office buildings (known generally as “Moffett Towers”) and includes an amenities building which is occupied by the Moffett Towers Club. The Moffett Towers Club is a full-service, 48,000 sq. ft. health and wellness club which is open exclusively to the tenants of Moffett Towers and includes a fitness center, pool, basketball court, spa and café. The Moffett Towers Property includes two separate parking garages for a total of 2,881 parking spaces for a ratio of 3.03 spaces per 1,000 sq. ft. In addition, the Moffett Towers Property benefits from access to several bus stops in the immediate area and the Santa Clara Light Rail station, located one block to the east. As of January 1, 2013, the Moffett Towers Property is 88.8% occupied (62.5% by credit rated tenants).

Environmental Matters. The Phase I environmental report dated November 26, 2012 recommended no further action at the Moffett Towers Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 1020 and 1050 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Moffett Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$175,000,000 57.3% 1.56x 8.9%

Major Tenants.

Motorola Mobility, Inc. (317,166 sq. ft., 33.3% of NRA, 39.1% of U/W Base Rent). Motorola Mobility, Inc. (“Motorola Mobility”) is a subsidiary of Google Inc. (“Google”) (NASDAQ: GOOG), which is rated NR/Aa2/AA by Fitch/Moody’s/S&P. Google acquired Motorola Mobility in May 2012 and continues to run Motorola Mobility as a separate business unit. Motorola Mobility currently occupies 317,166 sq. ft. at 1000 Enterprise Way. Motorola Mobility’s portfolio of products includes mobile devices such as smartphones and tablets, wireless accessories, video and data delivery services, cable modems and home network gateways. As of September 30, 2012, Google held approximately $16.3 billion in cash and cash equivalents, with total assets of approximately $89.7 billion. Total revenues for Google for the nine month period ending September 30, 2012 were approximately $37.0 billion, of which approximately $3.8 billion was attributable to Motorola Mobility. As of December 2012, Google has a market cap of approximately $236.9 billion.

Motorola Mobility, Inc.’s initial lease commenced in June 2011 and the tenant expanded into an additional 80,669 sq. ft. of space under a lease that began January 2012, with both leases expiring June 30, 2021. Motorola Mobility has three months of free rent from January 2013 through March 2013 for 79,862 sq. ft. of its space, totaling $666,049, all of which was reserved at closing. The sponsor has committed to invest approximately $23.0 million ($72.46 PSF) in capital expenditures for the Motorola Mobility space. Motorola Mobility has two five-year extension options at fair market rent, with six months prior notice, and no termination options.

Microsoft Corporation (237,121 sq. ft., 24.9% of NRA, 27.0% of U/W Base Rent). Microsoft Corporation (“Microsoft”) (NASDAQ: MSFT), rated AA+/Aaa/AAA by Fitch/Moody’s/S&P, is a leading developer of operating system, server application, business and consumer application and Internet software. Microsoft’s product offerings include the Windows operating system, the Microsoft Office suite, Bing, Internet Explorer, the Surface tablet, and the Xbox 360 gaming and entertainment console. Microsoft is a component of the Dow Jones Industrial Average, S&P 500 and Nasdaq 100. As of its June 30, 2012 financial statements, Microsoft held approximately $63.0 billion in cash and cash equivalents, with total assets of approximately $121.3 billion. Total revenues for the fiscal year ended June 30, 2012 were approximately $73.7 billion, reflecting a 5.4% year over year increase. Cash flow from operations for the same time period were approximately $31.6 billion, representing a 17.0% year over year increase. As of December 2012, Microsoft has a market cap of approximately $231.3 billion.

Microsoft Corporation’s lease commenced in January 2012 and expires December 31, 2021. Microsoft currently occupies 237,121 sq. ft. at 1020 Enterprise Way. The lease allows for a $75.00 PSF ($17,784,075) tenant allowance, of which approximately $15.5 million has been spent by the borrower on tenant build-out over “warm shell” space, and Microsoft has independently invested an additional approximately $33.4 million ($105.43 PSF) into the space. Microsoft has a one-time right to terminate its lease on December 31, 2018 with 12 months notice and a termination fee of $12,421,800 ($52.39 PSF). Microsoft has one five-year renewal option at the greater of (i) the base rent due at the end of the initial lease term or (ii) 95% of fair market rent with nine months prior notice.

Rambus Inc. (156,173 sq. ft., 16.4% of NRA, 17.9% of U/W Base Rent). Rambus Inc. (“Rambus”) (NASDAQ: RMBS), is a technology licensing company which focuses on the development of technologies that advance electronic systems. Rambus licenses its broad portfolio of over 1,000 patented inventions to semiconductor and system companies who use these inventions in the development and manufacture of their own products. Notable Rambus licensees include NVIDIA, Toshiba, Panasonic, AMD, Samsung Electronics and Broadcom. As of September 30, 2012, Rambus held cash and cash equivalents of approximately $152.2 million and total assets of approximately $601.8 million. Total revenues for the nine month period ending September 30, 2012 were approximately $176.6 million. As of December 2012, Rambus has a market cap of approximately $583.2 million.

Rambus Inc.’s lease commenced in July 2010, and it expires on June 30, 2020. The tenant expanded into an additional 30,963 sq. ft. of space pursuant to a lease amendment. The sponsor has committed to invest approximately $11.9 million ($76.03 PSF) in capital expenditures to improve the Rambus space. Rambus has a one-time right to terminate its lease on June 30, 2017 with nine months prior notice, subject to a termination fee equal to the unamortized portion of all costs plus interest on the cumulative sum of such unamortized costs. Rambus has two five-year renewal options at the greater of (i) the base rent due at the end of the initial lease term or (ii) fair market rent, with 10 months prior notice.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 1020 and 1050 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Moffett Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$175,000,000 57.3% 1.56x 8.9%

The Market.   The Silicon Valley area is home to a large concentration of high-tech manufacturing, software, and research and development firms. The region, which is comprised of San Mateo County and Santa Clara County, has a population of approximately 2.6 million people with an average household income of $112,471, approximately 67.0% above the nationwide average. Silicon Valley is home to 14 of the 2012 Fortune 500 companies, including Apple Inc., Cisco Systems, Google, Oracle Corporation, and Hewlett-Packard. The Silicon Valley unemployment rate of 8.7%, as of July 2012, is lower than the State of California’s unemployment rate of 10.7%. Total employment in the Silicon Valley metropolitan statistical area grew by approximately 30,400 jobs from July 2011 to July 2012, and employment is expected to grow at average annual rate of 2.0% from 2012 to 2016.

The Q3 2012 Sunnyvale submarket Class A vacancy rate was 6.4%. The neighboring Mountain View submarket office vacancy rate was 3.5%, which is pushing corporate high technology firms such as Apple, Hewlett-Packard, Motorola and Google to expand eastward into the Sunnyvale submarket. Through Q3 2012, overall absorption in the Sunnyvale submarket was 404,671, representing a 6.4% decrease in the submarket vacancy rate for the year to date. As of Q3 2012, Sunnyvale Class A office asking rents averaged $45.24 PSF FSG. The appraiser identified eight comparable office tenants, which are presented in the subsequent chart. The appraiser determined market rent for the Moffett Towers Property to be $39.00 PSF NNN.

Competitive Set(1)
Property Name	Tenant	Location	Year Built	Lease Area (Sq. Ft.)	Base Rent (NNN)	Lease Term (yrs)
Moffett Towers Property	Various	Sunnyvale, CA	2008	951,498	$32.69	9.5
690 E. Middlefield Road	Synopsys, Inc.	Mountain View, CA	2014(2)	340,913	$37.80	15.0
Sunnyvale Towne Center	Apple, Inc.	Sunnyvale, CA	2010	156,960	$39.00	10.0
899. W. Evelyn Avenue	Nuance Communications	Mountain View, CA	2013(2)	68,554	$51.60	12.0
Mountain View Technology Park	Audience, Inc.	Mountain View, CA	2013(2)	87,565	$42.00	10.0
Santa Clara Gateway	Dell Marketing LP	Santa Clara, CA	2013(2)	149,608	$36.00	9.0
Santa Clara Gateway	Arista Networks, Inc.	Santa Clara, CA	2013(2)	149,608	$36.00	10.0
Sunnyvale Research Plaza	LinkedIn	Sunnyvale, CA	2014(2)	556,362	$38.52	12.0
Moffett Towers Phase II	Lab 126 (Amazon.com)	Sunnyvale, CA	2009 and 2014(2)	581,977	$37.80	8.0
(1)	Source: Appraisal
(2)	Lease of a building under construction.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 1020 and 1050 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Moffett Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$175,000,000 57.3% 1.56x 8.9%

Cash Flow Analysis.

Cash Flow Analysis
	1/1/2013 Annualized	U/W	U/W PSF
Base Rent(1)	$30,232,656	$30,067,983	$31.60
Value of Vacant Space	0	4,387,658	4.61
Gross Potential Rent	$30,232,656	$34,455,641	$36.21
Total Recoveries	6,829,980	6,453,981	$6.78
Total Other Income	855,935	735,868	0.77
Less: Vacancy(2)	0	(4,387,658)	(4.61)
Effective Gross Income	$37,918,571	$37,257,832	$39.16
Total Operating Expenses	7,268,208	7,379,439	7.76
Net Operating Income	$30,650,363	$29,878,393	$31.40
TI/LC	0	1,283,355	1.35
TI/LC Reserve Credit(3)	0	(279,429)	(0.29)
Microsoft Holdback Reserve Credit(4)	0	(740,416)	(0.78)
Capital Expenditures	0	190,300	0.20
Net Cash Flow	$30,650,363	$29,424,583	$30.92

Average Annual Rent PSF(5)	$32.69

(1)	U/W Base Rent includes $2,358,978 in contractual step rent through December 2013.
(2)	U/W Vacancy represents 4.8% of gross income.
(3)	The U/W TI/LC Reserve Credit represents the net present value of the expected TI/LC reserve balance at the Moffett Towers Loan maturity.
(4)	The U/W Microsoft Holdback Reserve Credit represents the annual average of the Microsoft TI/LC reserve balance for the term of the Moffett Towers Loan.
(5)
Average Annual Rent PSF is based on operating statements and occupancy rates provided by the Moffett Towers Loan borrower. The Moffett Towers Property was constructed in 2008 and leased up from 2010 to 2012, therefore, historical average annual rent PSF figures are not available.

Property Management.    The Moffett Towers Property is managed by Paul Holdings, Inc., a borrower affiliate.

Lockbox / Cash Management.    The Moffett Towers Loan is structured with a hard lockbox and in place cash management. The borrower sent tenant direction letters to all tenants instructing them to deposit all rents and other payments into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed in accordance with the Moffett Towers Loan documents.

Additionally, all excess cash will be swept into a lender controlled account (i) upon an event of default, (ii) if there exists a Low Debt Service Period (as defined herein), (iii) upon the commencement of a Lease Sweep Period (defined below), or (iv) upon the occurrence of a default under the mezzanine loan.

A “Low Debt Service Period” commences if the debt service coverage ratio, as determined by lender, is less than 1.13x until the earlier to occur of (i) December 6, 2013 and (ii) the date on which the second and third floors for the building located at 1020 Enterprise Way are fully leased to one or more tenants, in which case a “Low Debt Service Period” will commence if the debt service coverage ratio, as determined by lender, is less than 1.20x, and ends if the debt service coverage ratio, as determined by lender, is at least 1.25x for two consecutive quarters.

A “Lease Sweep Period” will commence upon the earliest to occur of, among other events, (i) June 6, 2017, (ii) early termination or cancellation of all or a Material Surrender Portion of a Lease Sweep Lease, or (iii) if a non-investment grade tenant ceases operating its business at the Moffett Towers Property.  A “Lease Sweep Lease” means any of (i) the Microsoft lease, (ii) the Motorola Mobility lease, (iii) the Rambus lease, or (iv) any lease which is entered into by the borrower in replacement of any of the Microsoft lease, the Motorola Mobility lease or the Rambus lease. A “Material Surrender Portion” means at least 41,000 sq. ft. of space (or if a full floor of space is less than 41,000 sq. ft. of space, a full floor of space) demised under a Lease Sweep Lease.

Initial Reserves.    At closing, the borrower deposited (i) $790,714 into a tax reserve account, (ii) $17,590,176 into the TI/LC reserve, of which $12,849,786 were reserved for outstanding tenant improvements related to the Motorola Mobility tenant, $2,159,176 was reserved for outstanding tenant improvements related to the Microsoft tenant, $1,500,734 was reserved for outstanding tenant

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 1020 and 1050 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Moffett Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$175,000,000 57.3% 1.56x 8.9%

improvements related to the Rambus tenant, and $1,080,479 was reserved for outstanding tenant improvements related to the Financial Engines, Inc. tenant, (iii) $8,000,000 into the Microsoft Holdback reserve, (iv) $7,404,163 into the Microsoft Expansion Space reserve and (v) $1,389,632 into the free rent reserve (of which $666,049 was reserved for outstanding free rent associated with the Motorola Mobility tenant, $668,209 was reserved for outstanding free rent associated with the Financial Engines, Inc. tenant, and $55,374 was reserved for outstanding free rent associated with the Plaxo, Inc. tenant).

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $263,571, into a tax reserve account and (ii) $15,858 into a capital expenditure account. The borrower will be required to deposit 1/12 of the annual insurance premiums into the insurance reserve if an acceptable blanket insurance policy is no longer in place. Beginning with the monthly payment date on June 6, 2017 (or sooner, if a Lease Sweep Period exists), the borrower will be required to deposit $625,000 (or all excess cash during certain Lease Sweep Periods) on a monthly basis into the lease sweep reserve. If the amount of funds on deposit in the lease sweep reserve (together with lease termination payments, if any) equals $16,500,000, then all funds required to be deposited during the Lease Sweep Period will be required to be deposited into a debt service reserve up to a cap (including the amounts in the lease sweep reserve) of $22,500,000. Notwithstanding the foregoing, if a Lease Sweep Period is in effect due solely to the early termination or cancellation of a Material Surrender Portion of a Lease Sweep Lease, the lease sweep and debt service reserve cap will be equal to $32.50 times the number of square feet of affected space.

Current Mezzanine or Subordinate Indebtedness.    A $50,000,000 mezzanine loan was funded at closing. The mezzanine loan is coterminous with the Moffett Towers Loan and accrues interest at a rate of 7.0000% per annum. The mezzanine loan has a 10-year term and after a 3-year interest only period, amortizes on a fixed schedule, which results in a 360-month effective amortization period.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Partial Release. After the prepayment lockout expiration date, which is the earlier to occur of (i) two years after the closing date of the securitization which includes the last pari passu note to be securitized and (ii) December 6, 2015, the borrower may obtain the release of one or two of the three buildings at the Moffett Towers Property in conjunction with a third party sale of such building, provided, among other conditions set forth in the Moffett Towers Loan documents, (i) no event of default is continuing, (ii) the borrower makes a principal payment equal to the Lender’s Proportionate Share of the greater of (a) 100% of the net sales proceeds of such building being released and (b) 125% of the allocated loan amount for such building (as set forth in the loan documents), (iii) the DSCR of the remaining collateral after giving effect to such release is no less than the greater of (a) the DSCR immediately preceding the sale and (b) 1.26x, (iv) the LTV of the remaining collateral after giving effect to such release is no greater than (a) the LTV immediately preceding the sale and (b) 66.4%. The “Lender’s Proportionate Share” means a fraction, the numerator of which is the then outstanding principal balance of the Moffett Towers Whole Loan and the denominator of which is the aggregate outstanding principal balances of the Moffett Towers Whole Loan and the mezzanine loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 1020 and 1050 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Moffett Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$175,000,000 57.3% 1.56x 8.9%

ENTERPRISE WAY
BUILDING A
1000
Enterprise
Way
BUILDING C
1050
Enterprise
Way
BUILDING B
1030 Enterprise Way
PARKING
GARAGE
PARKING
GARAGE
MOFFETT PARK DRIVE
11TH AVENUE
Owned Collateral
N

Site plan based on information provided by the borrower as of November 13, 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 1020 and 1050 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Moffett Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$175,000,000 57.3% 1.56x 8.9%

Site plan based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 1020 and 1050 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Moffett Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$175,000,000 57.3% 1.56x 8.9%

FREMONT
San Francisco Bay
Palo Alto
DON EDWARDS SAN FRANCISCO BAY NATIONAL WILDLIFE REFUGE
Moffett Federal Airfield
Moffett Field Golf Course
Shoreline Golf Links
Shoreline Amphitheatre
Google Headquarters
Moffett Towers
1000, 1020 and 1050 Enterprise Way
Sunnyvale, CA 94089
Twin Creeks Sports Complex
Sunnyvale Baylands Park
W. Caribbean Dr.
W. Java Dr
Borregas
Crossman
Lockheed Martin
Moffett Park
Bayshore/NASA
LIGHT RAIL
South Bay Fwy
Bayshore Fwy
Middlefield Rd
Shoreline Blvd
El Camino Real
Moffett Blvd
VTA
Vienna
Old Ironsides
Reamwood
Fair Oaks
Tasman Dr
Lick Mill
Champion
Tasman
Baypointe
N. 1st St
Zanker Rd
Santa Clara Mun. Golf Course
Great America
California's Great America
River Oaks
Agnew Rd
Montague Expwy
Sunnyvale Golf Course
MTN. VIEW
Middlefield
Whisman
Evelyn
Maude Ave
Mathilda Ave
Fair Oaks Ave
Lawrence Expwy
Great American Pkwy
West Valley Mission College
Mercado Santa Clara
MOUNTAIN VIEW
SANTA CLARA
Central Expwy
Duane Ave
Fair Oaks Park
CALTRAIN
SUNNYVALE
Scott Blvd
Bowers Ave
Kifer Rd
LAWRENCE
Monroe St
Bernardo Ave
Mary Ave
Pastoria Ave
Springer Rd
Miramonte Ave
Grant Rd
SUNNYVALE
Las Palmas Park
San Jose International Airport
Los Altos
Remington Dr
SANTA CLARA COUNTY
Wolfe Rd
El Camino Real
Fremont Ave
Los Altos Golf & Country Club
Foothill Expwy
Hollenbeck Ave
Sunnyvale-Saratoga Rd
Ortega Park
Kiely Blvd
San Tomas Expwy
Scott Blvd
Central Park
SANTA CLARA
Santa Clara University
Lafayette St
Homestead Rd
Rancho San Antonio County Park
Apple Campus
Junipero Serra Fwy
Pruneridge Ave
Monroe St
O'Connor Hospital
Cupertino
Vallco Shopping Mall
Stevens Creek Blvd
Saratoga Ave
Westfield Valley Fair
Santana Row
Blackberry Farm Golf Course
De Anza College
Foothill Blvd
McClellan Ranch Park
Deep Cliff Golf Course
SANTA CRUZ MOUNTAINS
Blaney Ave
Miller Ave
Moorpark Ave
Bollinger Rd
Santa Clara Valley Medical Center
Winchester Blvd
Stevens Creek County Park
Bubb Rd
Stelling Rd
SAN JOSE
101
85
237
82
280
880
17
Fairfield
Vallejo
San Pablo Bay
Novato
San Rafael
Corte Madera
Mill Valley
Richmond
Benicia
Martinez
Pittsburg
Antioch
Concord
Pleasant Hill
Walnut Creek
Berkeley
Lafayette
Sausalito
Alamo
OAKLAND
SAN FRANCISCO
Danville
San Ramon
Daly City
Oakland Intl. Airport
Castro Valley
Dublin
Livermore
San Francisco Intl. Airport
Hayward
Pleasanton
Pacifica
Millbrae
Pacific Ocean
San Mateo
Union City
Fremont
Hillsborough
Redwood City
Half Moon Bay
Belmont
Newark
Mtn. View
Moffett Federal Airfield
Woodside
Palo Alto
Milpitas
San Jose Intl. Airport
Portola Valley
Sunnyvale
Santa Clara
SAN JOSE
Cupertino
Saratoga
Los Gatos
CONTRA COSTA COUNTY
ALAMEDA COUNTY
SANTA CLARA COUNTY
SAN MATEO COUNTY
SOLANO COUNTY

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

(THIS PAGE INTENTIONALLY LEFT BLANK)

540 West Madison Street Chicago, IL 60661	Collateral Asset Summary – Loan No. 2 540 West Madison Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$135,000,000 63.5% 2.62x 10.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

540 West Madison Street Chicago, IL 60661	Collateral Asset Summary – Loan No. 2 540 West Madison Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$135,000,000 63.5% 2.62x 10.8%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	CBD Office
Sponsor:	Joseph Mizrachi; Eyal Ben-Yosef;		Collateral:	Fee Simple
	David Alcalay; David Werner		Location:	Chicago, IL
Borrower:	540 West Madison Owner LLC		Year Built / Renovated:	2003 / NAP
Original Balance(1):	$135,000,000		Total Sq. Ft.:	1,102,776
Cut-off Date Balance(1):	$135,000,000		Property Management:	540 General Manager LLC
% by Initial UPB:	9.0%		Underwritten NOI:	$25,361,482
Interest Rate:	3.9050%		Underwritten NCF:	$24,356,136
Payment Date:	6th of each month		“As-is” Appraised Value:	$370,000,000
First Payment Date:	February 6, 2013		“As-is” Appraisal Date:	November 12, 2012
Maturity Date:	January 6, 2018		“As Stabilized” Appraised Value(5):	$475,000,000
Amortization:	Interest Only		“As Stabilized” Appraisal Date(5):	January 1, 2016
Additional Debt(1):	$100,000,000 Pari Passu Debt
	$15,000,000 Mezzanine Loan		Historical NOI(6)
Call Protection(2):	L(24),D(32), O(4)		Most Recent NOI:	NAV
Lockbox / Cash Management:	Hard / In Place		2011 NOI:	NAV
			2010 NOI:	NAV
Reserves(3)			2009 NOI:	NAV
Initial	Monthly
Taxes:	$2,977,099	$595,420	Historical Occupancy(7)
Insurance:	$0	Springing	Current Occupancy:	91.2% (December 31, 2012)
TI/LC:	$30,000,000	$0	2011 Occupancy:	100.0% (December 31, 2011)
			2010 Occupancy:	100.0% (December 31, 2010)
Financial Information(4)			2009 Occupancy:	100.0% (December 31, 2009)
	Mortgage Loan	Total Debt	(1)
The Original Balance of $135.0 million represents the Note A-1 of a $235.0 million whole loan evidenced by two pari passu notes. The pari passu companion loan is comprised of Note A-2, with an original principal amount of $100.0 million, which is expected to be included in a future securitization. For additional information on the mezzanine loan, see “Current Mezzanine or Subordinate Indebtedness” herein.

Cut-off Date Balance / Sq. Ft.:	$213	$227
Balloon Balance / Sq. Ft.:	$213	$227
Cut-off Date LTV:	63.5%	67.6%
Balloon LTV:	63.5%	67.6%	(2)
The lockout period will be at least 24 payment dates beginning with and including the first payment date of February 6, 2013. Prepayment of the full $235.0 million 540 West Madison Street Whole Loan is permitted after the date that is earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu note to be securitized and (ii) December 31, 2015.

Underwritten NOI DSCR:	2.73x	2.40x
Underwritten NCF DSCR:	2.62x	2.31x
Underwritten NOI Debt Yield:	10.8%	10.1%
Underwritten NCF Debt Yield:	10.4%	9.7%	(3)	See “Initial Reserves” and “Ongoing Reserves” herein.
			(4)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate 540 West Madison Loan Combination.
			(5)	The “As Stabilized” LTV is 49.5% based on achieving a long term stabilized occupancy of 93.0%.
			(6)	Prior to the borrower’s acquisition, the 540 West Madison Property was owned and occupied by Bank of America, therefore, historical NOI is not available.
			(7)	Bank of America previously owned the entire building and subleased space out to tenants.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

540 West Madison Street Chicago, IL 60661	Collateral Asset Summary – Loan No. 2 540 West Madison Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$135,000,000 63.5% 2.62x 10.8%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Bank of America(2)	A/Baa2/A-	757,317	68.7%	$25.53	75.5%	12/31/2022
DRW	NR/NR/NR	126,012	11.4%	$27.29	13.4%	12/31/2024(3)
Marsh	BBB/Baa2/BBB	120,771	11.0%	$23.00	10.8%	2/28/2024(4)
Starbucks	NR/Baa3/A-	1,971	0.2%	$30.00	0.2%	9/30/2013
Total Occupied Collateral		1,006,071	91.2%	$25.46	100.0%
Vacant(5)		96,705	8.8%
Total		1,102,776	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)
Bank of America has exercised an option to vacate 166,522 square feet of the total 757,317 square feet on 12/31/2013. In addition, Bank of America has a one-time option to vacate up to 236,000 square feet in full floor increments at the end of 2014, upon 12 months prior notice, and the option to terminate its lease with respect to the 23rd floor (42,470 sq. ft.) and 3,925 sq. ft. on the first floor effective no earlier than December 31 2016, upon at least 12 months prior notice.

(3)
DRW has the right terminate the lease effective August 1, 2019, upon 12 months prior notice and payment of an early termination fee equal to the sum of unamortized costs incurred plus rent attributable to the 4 calendar months immediately succeeding the termination date.

(4)
On and after January 1, 2015, Marsh has the right to cancel a portion of its lease for up to half of a floor of its leased premises upon 12 months prior notice and payment of a cancellation fee equal to $98.00 PSF of the space affected. On or after January 1, 2018, Marsh has a right to cancel another half of a floor of its lease premises upon 12 months prior notice and payment of a cancellation fee equal to $74.00 PSF. On or after January 31, 2019, Marsh has the right terminate its entire lease, effective January 31, 2020, upon payment of a cancellation fee equal to $53.00 PSF.

(5)	Vacant space represents 84,031 sq. ft. of office space, 10,907 sq. ft. of retail space and 1,767 sq. ft. of storage space.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	5	168,493	15.3%	168,493	15.3%	$24.81	16.3%	16.3%
2014	0	0	0.0%	168,493	15.3%	$0.00	0.0%	16.3%
2015	0	0	0.0%	168,493	15.3%	$0.00	0.0%	16.3%
2016	0	0	0.0%	168,493	15.3%	$0.00	0.0%	16.3%
2017	0	0	0.0%	168,493	15.3%	$0.00	0.0%	16.3%
2018	0	0	0.0%	168,493	15.3%	$0.00	0.0%	16.3%
2019	0	0	0.0%	168,493	15.3%	$0.00	0.0%	16.3%
2020	0	0	0.0%	168,493	15.3%	$0.00	0.0%	16.3%
2021	0	0	0.0%	168,493	15.3%	$0.00	0.0%	16.3%
2022	18	590,795	53.6%	759,288	68.9%	$25.75	59.4%	75.7%
2023	0	0	0.0%	759,288	68.9%	$0.00	0.0%	75.7%
Thereafter	4	246,783	22.4%	1,006,071	91.2%	$25.19	24.3%	100.0%
Vacant	NAP	96,705	8.8%	1,102,776	100.0%	NAP	NAP
Total / Wtd. Avg.	27	1,102,776	100.0%			$25.46	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the stacking plan.

The Loan.     The 540 West Madison Street loan (the “540 West Madison Street Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the 1,102,776 square foot Class-A, office building located at 540 West Madison Street in Chicago, Illinois (the “540 West Madison Street Property”). The 540 West Madison Street Loan is comprised of the A-1 Note portion of a $235.0 million whole loan (the “540 West Madison Street Loan Combination”) that is evidenced by two pari passu notes. Only the A-1 Note, with an original principal balance of $135.0 million, will be included in the COMM 2013-LC6 trust. The A-2 Note, with an original principal balance of $100.0 million, is expected to be included in a future securitization. The 540 West Madison Street Loan has a 5-year term with interest only payments.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

540 West Madison Street Chicago, IL 60661	Collateral Asset Summary – Loan No. 2 540 West Madison Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$135,000,000 63.5% 2.62x 10.8%

The 540 West Madison Street Loan accrues interest at a fixed rate equal to 3.9050% per annum and has a cut-off date balance of $135.0 million. The loan proceeds, along with approximately $134.4 million in sponsor equity in addition to the $15.0 million mezzanine loan, were used to, among other things, acquire the 540 West Madison Street Property for $350.0 million. Based on the “As-is” appraised value of $370.0 million as of November 12, 2012, the cut-off date LTV of the 540 West Madison Street Loan Combination is 63.5%. Based on the “As Stabilized” appraised value of $475.0 million as of January 1, 2016, the “As Stabilized” LTV is 49.5%. The most recent prior financing of the 540 West Madison Street Property was not included in a securitization.

The relationship between the holders of the A-1 Note and the A-2 Note will be governed by a co-lender agreement to be described under “Description of the Mortgage Pool—Loan Combinations—The 540 West Madison Street Loan Combination” in the free writing prospectus.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
First Mortgage	$235,000,000	61.1%	Purchase Price	$350,000,000	91.0%
Mezzanine Loan	$15,000,000	3.9%	Reserves	$32,977,099	8.6%
Sponsor Equity	$134,447,749	35.0%	Closing Costs	$1,470,650	0.4%
Total Sources	$384,447,749	100.0%	Total Uses	$384,447,749	100.0%

The Borrower / Sponsor.    The borrower, 540 West Madison Owner LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsors of the borrower are David Werner, Joseph Mizrachi, Eyal Ben-Yosef and David Alcalay. David Werner indirectly owns 4.9% of the borrower and controls entities that indirectly own 68% of the borrower. David Werner has major decision making rights with respect to the borrower. The nonrecourse carve-out guarantors are Joseph Mizrachi, Eyal Ben-Yosef and David Alcalay, on a joint and several basis.

David Werner has been involved in commercial real estate for approximately 30 years and has been involved in real estate transactions involving 61 major office buildings across the United States.

Joseph Mizrachi is the Principal of The Mizrachi Group, LLC, which was founded in 1985 and has managed or invested over $3.5 billion in real estate. The Mizrachi Group’s principals have an average of over twenty years of relevant experience in executive management positions and possess expertise in finance, insurance, real estate and tax analysis. Through an affiliate company, Third Millennium Properties, LLC, the firm takes an active role the management of its real estate projects.

In 2003, PAZ Securities, Inc., a securities firm of which Mizrachi served as President, was expelled from membership of the National Association of Securities Dealers, Inc. (the “NASD” which entity is now known as Financial Regulatory Authority, Inc. or FINRA) and Joseph Mizrachi was barred from associating with any member of the NASD (or FINRA). For additional information, see “Description of the Mortgage Pool – Risk Factors – Risks Related to the Mortgage Loans – Prior Bankruptcies, Defaults or Other Proceedings May Be Relevant to Future Performance” in the free writing prospectus.

David Alcalay has been the president of the Alcalay-Mizrachi Group since 2005. The group acquires and operates income-producing real estate properties and has over $2 Billion of office properties, industrial/flex properties, multifamily properties, land for development and anchored retail shopping centers.

Eyal Ben-Yosef is the president and 50% owner of Federal Jeans Inc. In addition to being an importer, manufacturer and distributor of denim products, Federal Jeans Inc. has several real estate investments comprising approximately 500,000 square feet. Mr. Ben-Yosef also owns several real estate investments including interests in two Manhattan office buildings totaling over 100,000 square feet, three apartment buildings in Cincinnati, Ohio, a development site in New Orleans (approved for hotel development), and a warehouse in Memphis, Tennessee, totaling approximately 1.1 million square feet.

The Property. The 540 West Madison Street Property is a 31-story, 1,102,776 square foot Class A office building, located in downtown Chicago and built in 2003. The leased space is comprised of 1,020,798 square feet of office space, 62,685 square feet of data center space, 16,803 square feet of retail space, and 2,490 square feet of storage space for a total of 1,102,776 total square feet. As of December 31, 2012 the 540 West Madison Street Property is 91.2% occupied, and 79.8% by investment grade tenants.

The 540 West Madison Street Property is LEED-EB Gold certified and amenities include a full-service cafeteria, on-site catering, a coffee shop, conference center, rooftop patio and garden area, and a redundant infrastructure. The infrastructure includes on-site Uninterruptable Power Supply (UPS) and Emergency Power Supply (EPS) systems, electrical service from eight separate 12 kV feeds

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

540 West Madison Street Chicago, IL 60661	Collateral Asset Summary – Loan No. 2 540 West Madison Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$135,000,000 63.5% 2.62x 10.8%

from five independent substations and an on-site generator farm. These features provide the tenants with flexibility and efficiency, as well as data protection from a potential natural disaster. The 540 West Madison Street Property could lose service from up to three substations and still be operational on utility power, and in the case of service interruption, the 540 West Madison Street Property has the capacity to maintain power for multiple days through the seven backup generators.

A parcel immediately adjacent to the 540 West Madison Street Property is owned by an affiliate of the borrower.  Since it is anticipated that this parcel may in the future be developed as a mirror-image office tower, the borrower entered into an agreement with the adjacent property owner (which runs to successor owners of the adjacent property) which provides that, among other things, the development of the adjacent property will be completed in a manner so as to not materially interfere with the use and occupancy of the 540 West Madison Street Property. In addition, an “anti-poaching” agreement was delivered at loan closing and will be in effect for so long as the adjacent property is owned by an affiliate of the borrower.

Environmental Matters. The Phase I environmental report dated November 21, 2012, recommended no further action at the 540 West Madison Street Property.

Major Tenants.

Bank of America (757,317 sq. ft., 68.7% of NRA, 75.5% of U/W Base Rent) Bank of America, rated A/Baa2/A- by Fitch/Moody’s/S&P, is one of the largest banks in the United States by assets. Bank of America has an extensive branch network, with more than 5,700 locations across the U.S. Its core services include consumer and small business banking, credit cards, investment banking and brokerage, and asset management. In early 2009, Bank of America paid approximately $50 billion in stock for Merrill Lynch, which gave the firm a more extensive retail brokerage network to increase Bank of America’s wealth management, investment banking, and international business.

Bank of America has exercised an option to vacate 166,522 square feet on 12/31/2013. In addition, Bank of America has a one-time option to vacate up to 236,000 square feet in full floor increments at the end of 2014, with 12 months prior notice, and an option to terminate the 23rd floor (42,470 sq. ft.) and 3,925 sq. ft. on the first floor effective no earlier than the end of 2016, with at least 12 months prior notice. A $30 million TI/LC reserve was established at closing to cover tenant improvement and leasing costs associated with certain identified Bank of America space subject to termination at the 540 West Madison Street Property. Bank of America has three five-year extension options at 95% of fair market rent, each with 12 months prior notice.

DRW (126,012 sq. ft., 11.4% of NRA, 13.4% of U/W Base Rent) DRW Trading Group (“DRW”) is a principal trading organization that trades for their own account and risk. All of their methods, systems and applications are solely for their own use. DRW has no customers, clients, investors or third party funds. DRW trades a wide range of asset classes, instruments and trading venues. Founded in 1992, DRW is headquartered in Chicago and has offices in New York and London. DRW has the right to terminate its lease, effective August 1, 2019 upon 12 months prior notice and payment of an early termination fee equal to the sum of unamortized costs incurred plus rent attributable to the four calendar months immediately succeeding the termination date. DRW received a $35 PSF tenant improvement allowance and has one 10-year extension option at fair market rent with 12 months prior notice.

Marsh (120,771 sq. ft., 11.0% of NRA, 10.8% of U/W Base Rent) Marsh & McLennan Cos. Inc. (“Marsh”), rated BBB/Baa2/BBB by Fitch/Moody’s/S&P, is one of the world’s largest professional services and insurance brokerage firms in the United States, and has offices throughout the world in over 100 countries. As of Q3 2012, Marsh had over 53,000 employees and in was ranked the 231st largest corporation in the United States by the Fortune 500, with annual revenues of approximately $11.526 billion. The firm was founded in Chicago, Illinois and is now headquartered in Midtown Manhattan, New York City.

On and after January 1, 2015, Marsh has the right to cancel its lease for up to half of a floor upon 12 months prior notice and payment of a cancellation fee equal to $98.00 PSF of the space affected. On or after January 1, 2018, Marsh has a right to cancel another half of a floor upon 12 months prior notice and a cancellation fee equal to $74.00 PSF. On or after January 31, 2020, Marsh has the right to cancel its entire lease, upon 12 months prior notice and payment of a cancellation fee equal to $53.00 PSF. Marsh received a $60 PSF tenant improvement allowance and has two, five-year renewal options at fair market rent, each with six months prior notice.

The Market.    The Chicago MSA ranks second nationally, behind New York, in total office inventory with 219.3 million square feet of office space. As a transportation, banking and investment hub, Chicago is home to many corporate headquarters and regional branches. Chicago’s office market is comprised of 15 major submarkets, with its six downtown submarkets constituting the largest concentration of office space in the MSA at approximately 56.4%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

540 West Madison Street Chicago, IL 60661	Collateral Asset Summary – Loan No. 2 540 West Madison Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$135,000,000 63.5% 2.62x 10.8%

The 540 West Madison Street Property is located in downtown Chicago at the Northwest Corner of Madison and Clinton Street in Chicago’s West Loop submarket. The Property is located adjacent to Ogilvie Transportation Center and two blocks from Union Station, Chicago’s two busiest commuter rail stations, with approximately 92,000 passengers passing through the stations on a daily basis. In addition, the 540 West Madison Street Property is in close proximity to the elevated train system, the Kennedy Expressway and the Eisenhower Expressway, giving commuters access to Chicago’s major highways.

As of Q3 2012, Chicago’s West Loop is the largest office submarket for Class A product, consisting of approximately 20.6 million square feet or 43% of the entire CBD Class A market. Class A properties had an average overall vacancy rate of 13.7% and average overall asking rent of $38.86 PSF Gross. Based on the comparable properties, as depicted in the subsequent chart, the appraiser determined a market vacancy of 7.7%.

Competitive Office Buildings(1)
Name/Location (Chicago, IL)	Year Built	Class	NRA (SF)	Occupancy	Rental Rate PSF
540 West Madison Street Property	2003	A	1,102,776	91.2%	$23.00-$26.92
500 West Madison Street (Citigroup Center)	1987	A	1,457,470	91.1%	$18.00-$25.00
155 North Wacker Drive	2009	A	1,152,953	94.5%	$24.00-$36.00
10, 20, and 30 South Wacker Drive	1963, 1987	A	2,519,595	90.6%	$21.00-$27.00
71 South Wacker Drive (Hyatt Center)	2005	A	1,490,825	88.6%	$25.00-$34.00
111 South Wacker Drive	2004	A	1,027,683	96.8%	$30.00-$32.00
Total/Wtd. Avg.(2)			7,648,526	92.3%	$27.20
(1)	Source: Appraisal
(2)	Total/Weighted Average does not include the 540 West Madison Street Property

The appraiser determined average office market rents at the 540 West Madison Street Property of $26.00 for low-rise office space (mezzanine through floor 13), $27.00 PSF for mid-rise office space (floors 14-22) and to $28.00 PSF for high-rise office space (floors 23-28). In addition, the appraiser determined market rents of $35.00 PSF for retail space, $45.00 PSF for data center space. When the Bank of America space becomes available, there will be four contiguous floors of available space, which is not common in the Chicago market. The below chart depicts the 540 West Madison Street market rent compared to the current rent.

Actual Rent vs Market Rent
Space Type	Total SF	% of NRSF	% of Annual Rent	Rent PSF	Appraisal Market Rent PSF
Office Floors Mezz - 13	390,129	35.4%	36.1%	$23.69	$26.00
Office Floors 14 - 22	294,184	26.7%	28.6%	$24.86	$27.00
Office Floors 23 - 28	252,454	22.9%	26.1%	$26.45	$28.00
Retail	5,896	0.5%	0.6%	$26.01	$35.00
Storage	723	0.1%	0.0%	$5.00	$20.00
Data Center	62,685	5.7%	8.7%	$35.47	$45.00
Total/Wtd. Avg.	1,006,071	91.2%	100.0%	$25.46	$28.03

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

540 West Madison Street Chicago, IL 60661	Collateral Asset Summary – Loan No. 2 540 West Madison Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$135,000,000 63.5% 2.62x 10.8%

Cash Flow Analysis.

Cash Flow Analysis
	Appraiser	U/W	U/W PSF
Base Rent	$25,727,545	$25,613,333	$23.23
Credit Tenant Rent Steps(1)	0	760,910	0.69
Value of Vacant Space	2,643,615	4,136,497	3.75
Gross Potential Rent	$28,371,160	$30,510,740	$27.67
Total Recoveries	15,952,683	15,748,918	14.28
Total Other Income	653,635	655,841	0.59
Less: Vacancy(2)	(2,699,577)	(4,136,497)	(3.75)
Effective Gross Income	$42,277,901	$42,779,002	$38.79
Total Operating Expenses	17,345,973	17,417,520	15.79
Net Operating Income	$24,931,928	$25,361,482	$23.00
TI/LC	0	784,791	0.71
Capital Expenditures	0	220,555	0.20
Net Cash Flow	$24,931,928	$24,356,136	$22.09

(1)
Credit Tenant Rent Steps represent the present value of rent steps through the term of the lease for the credit tenants, Bank of America (rated A/Baa2/A- by Fitch/Moody’s/S&P) and Marsh (rated BBB/Baa2/BBB by Fitch/Moody’s/S&P). In addition, full credit was given to the Marsh rent step from $23.00 PSF to $23.57 PSF beginning January 2013.

(2)	U/W Vacancy represents 8.8% of gross income, and is based on the actual economic vacancy.

Property Management.    The 540 West Madison Street Property is managed by 540 General Manager LLC, a borrower affiliate.

Lockbox / Cash Management.    The 540 West Madison Street Loan is structured with a hard lockbox and in place cash management. The borrower sent tenant direction letters to all tenants instructing them to deposit all rents and other payments into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed during each interest period of the loan term in accordance with the loan documents.

Additionally, all excess cash will be swept into a lender controlled account upon (i) the occurrence of an event of default, (ii) if the aggregate adjusted pro forma debt service coverage ratio, as determined by lender, and the aggregate in-place debt service coverage ratio, as determined by lender, are each less than 1.20x, or (iii) the occurrence of an event of default under the mezzanine loan, and will end if (a) with respect to clause (i), the event of default has been cured or waived and no other event of default is then continuing, (b) with respect to clause (ii), the aggregate in-place debt service coverage ratio is 1.20x for two consecutive calendar quarters, or (c) with respect to clause (iii), the default under the mezzanine loan has been cured or waived and no other event of default is then continuing.

Initial Reserves.    At closing, the borrower deposited (i) $2,977,099 into a tax reserve account and (ii) $30,000,000 into the TI/LC reserve account for tenant improvement and leasing costs associated with the 84,031 square feet of vacant office space and certain identified Bank of America space that is subject to termination.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of 1/12 of the estimated annual real estate taxes, which currently equates to $595,420, into a tax reserve account. In addition, borrower is required to deposit 1/12 of the estimated annual insurance premiums into the insurance reserve if an acceptable blanket insurance policy is no longer in place.

Current Mezzanine or Subordinate Indebtedness.    A $15.0 million mezzanine loan was funded at closing. The mezzanine loan is coterminous with the 540 West Madison Street Loan and accrues interest at a rate of 8.2500%. The mezzanine loan is interest-only for the term.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

540 West Madison Street Chicago, IL 60661	Collateral Asset Summary – Loan No. 2 540 West Madison Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$135,000,000 63.5% 2.62x 10.8%

Stacking plan based on information provided by the borrower as of December 31, 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

540 West Madison Street Chicago, IL 60661	Collateral Asset Summary – Loan No. 2 540 West Madison Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$135,000,000 63.5% 2.62x 10.8%

540 West Madison Street
540 West Madison Street
Chicago, IL 60661
CHICAGO
River West
River North
Near North Side
Gold Coast
Streeterville
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West Loop
Chicago Loop
Greektown
Printers Row
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MILLENNIUM PARK
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Burnham Park
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Chicago R.
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Jane Addams Memorial Park
Navy Pier
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Chicago Yacht Club
Shedd Aquarium
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333 Wacker Drive
Trump Intl. Hotel & Tower
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NBC Tower
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Chicago Theatre
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Cloud Gate
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OGILVIE METRA
Citigroup Center
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Hyatt Center
Chase Tower
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Willis (Sears) Tower
Union Station
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Chicago Board of Trade
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RANDOLPH STREET METRA
VAN BUREN STREET METRA
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METRA COMMUTER RAIL
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N. Michigan Ave.
N. Saint Clair St.
N. Kingsbury St.
N. Wacker Dr.
N. Green St.
S. Jefferson St.
S. Clinton St.
S. Canal St.
S. Wacker Dr.
S. Franklin St.
S. Wells St.
S. Clark St.
S. Dearborn St.
S. State St.
S. Wabash Ave.
S. Financial Pl.
S. La Salle St.
S. Columbus Dr.
S. Michigan Ave.
BROWN, PURPLE LINES
RED LINE
GREEN, ORANGE LINES
BLUE LINE
PINK, GREEN LINES
90
94
290
41
Des Plaines
Niles
Skokie
Evanston
Elk Grove Village
Park Ridge
Lincolnwood
Bensenville
Franklin Park
Norridge
Uptown
Northlake
Elmwood Park
Melrose Park
Oak Park
Maywood
Elmhurst
Addison
Berwyn
Cicero
CHICAGO
Oak Brook
Brookfield
La Grange
Hinsdale
Downers Grove
Darien
Burbank
Oak Lawn
Evergreen Park
Palos Hills
Palos Heights
Orland Park
Crestwood
Blue Island
Riverdale
Alsip
Lemont
Roseland
INDIANA

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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1900 Tamiami Trail North Naples, FL 34102	Collateral Asset Summary – Loan No. 3 Coastland Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$129,622,035 55.6% 1.71x 9.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1900 Tamiami Trail North Naples, FL 34102	Collateral Asset Summary – Loan No. 3 Coastland Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$129,622,035 55.6% 1.71x 9.9%

Mortgage Loan Information	Property Information
Loan Seller:	GACC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Recapitalization	Property Type:	Regional Mall
Sponsor:	GGPLP L.L.C.	Collateral:	Fee Simple/Leasehold
Borrower:	Coastland Center, LLC	Location:	Naples, FL
Original Balance:	$130,000,000	Year Built / Renovated:	1977 / 2007
Cut-off Date Balance:	$129,622,035	Total Sq. Ft.:	925,395
% by Initial UPB:	8.7%	Total Collateral Sq. Ft.(5):	458,926
Interest Rate:	3.7600%	Property Management:	Self-managed
Payment Date:	1st of each month	Underwritten NOI:	$12,824,383
First Payment Date:	December 1, 2012	Underwritten NCF:	$12,383,701
Maturity Date:	November 1, 2022	“As-is” Appraised Value:	$233,000,000
Amortization:	360 months	“As-is” Appraisal Date:	October 18, 2012
Additional Debt(1):	Future Mezzanine Debt Permitted	“As Stabilized” Appraised Value(4):	$264,000,000
Call Protection:	L(26), D(87), O(7)	“As Stabilized” Appraisal Date(4):	February 1, 2015
Lockbox / Cash Management:	Hard / Springing
Historical NOI
Reserves(2)	Most Recent NOI:	$12,950,834 (T-12 August 31, 2012)
Initial	Monthly	2011 NOI:	$12,374,100 (December 31, 2011)
Taxes:	$0	Springing	2010 NOI:	$13,314,870 (December 31, 2010)
Insurance:	$0	Springing	2009 NOI:	$15,075,911 (December 31, 2009)
Replacement:	$0	Springing
TI/LC:	$1,163,680	Springing	Historical Occupancy
Ground Rent:	$0	Springing	Current Occupancy(6)(7):	92.5% (September 30, 2012)
2011 Occupancy:	91.7% (December 31, 2011)
Financial Information	2010 Occupancy:	89.0% (December 31, 2010)
Cut-off Date Balance / Sq. Ft.(3):	$282	2009 Occupancy:	87.0% (December 31, 2009)
Balloon Balance / Sq. Ft.(3):	$223	(1)	See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
Cut-off Date LTV(4):	55.6%	(2)	See “Initial Reserves” and “Ongoing Reserves” herein.
Balloon LTV:	43.9%	(3)	Based on Total Collateral Sq. Ft. of 458,926.
Underwritten NOI DSCR:	1.77x	(4)	The “As Stabilized” LTV is 49.1% based on achieving a stabilized occupancy of 92.0% (not including specialty leasing in occupancy).
Underwritten NCF DSCR:	1.71x
Underwritten NOI Debt Yield:	9.9%	(5)	Excludes Dillard’s, Sears and Macy’s, which are not part of the collateral.
Underwritten NCF Debt Yield:	9.6%	(6)
Current Occupancy is based on Total Collateral Sq. Ft. and includes specialty leasing tenants, as well as Burger King (672 sq. ft.), which has a lease out for signature, Aurelio’s Pizza (4,504 sq. ft.), which has signed its lease and is expected to open in March 2013 and Lids Locker Room (2,867 sq. ft.), which has a lease beginning in August 2013.

(7)	Based on Total Sq. Ft. of 925,395, occupancy as of September 30, 2012 is 96.3%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1900 Tamiami Trail North Naples, FL 34102	Collateral Asset Summary – Loan No. 3 Coastland Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$129,622,035 55.6% 1.71x 9.9%

Tenant Summary
Tenant Mix	Ratings (Fitch/Moody’s/S&P)(1)	Total Sq. Ft.	% of Total Sq. Ft.	Lease Expiration	Annual U/W Base Rent PSF	Sales PSF(2)(3)	Occupancy Cost (% of Sales)(2)(4)

Non-Collateral Anchors
Dillard’s	BB+/B1/BB	176,225	NAP	NAP	NAP	$176	NAP
Macy’s	BBB/Baa3/BBB	138,446	NAP	NAP	NAP	$211	NAP
Sears	CCC/B2/CCC+	151,798	NAP	NAP	NAP	$108	NAP
Subtotal		466,469				$167

Collateral Anchor Tenant
JCPenney	B/B3/B-	123,921	27.0%	11/30/2016	$4.56	$144	3.4%

Major Tenants (>10,000 sq. ft.)
H&M(5)	NR/NR/NR	20,097	4.4%	1/31/2023	$22.50	NAV	NAV
Old Navy(6)	BBB-/Baa3/BB+	14,879	3.2%	1/31/2013	NAP	$198	NAP
The Cheesecake Factory(7)	NR/NR/NR	10,300	2.2%	1/31/2026	NAP	$708	NAP
Subtotal		45,276	9.9%			$407

In-line Tenants (<10,000 sq. ft.)		211,418	46.1%		$37.04(8)	$349	16.6%
Food Court		11,674	2.5%		$93.63	$677	19.5%
Kiosk		176	0.0%		$464.60	$2,916	12.0%
Specialty(9)		32,155	7.0%		NAP	NAP	NAP
Total Occupied Collateral		255,423	55.7%

Vacant		34,306	7.5%
Total/Wtd. Avg.(10)		458,926	100.00%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)
Sales PSF and Occupancy Cost (% of Sales) are provided by the borrower and only include tenants reporting an entire 12 months of sales as of September 30, 2012. Based on a percentage of collateral square feet, approximately 91.4% of inline tenants and 83.3% of total tenants reported sales for this period.

(3)	Sales PSF figures for both collateral and non-collateral anchor tenants are estimates provided by the borrower.
(4)	Occupancy Cost (% of Sales) excludes utilities reimbursement.
(5)
H&M has the right to terminate its lease with at least six months prior notice and payment of a termination fee equal to 50% of the then unamortized portion of construction allowance if total sales during the period of January 2016 to December 2016 do not exceed $4.25 million. In addition, H&M has one 5-year extension option.

(6)	Old Navy pays percentage rent in lieu of base rent and is not included in underwritten base rent. Old Navy has a one year lease renewal out for signature.
(7)
The Cheesecake Factory pays percentage rent in lieu of base rent and is not included in underwritten base rent. The Cheesecake Factory has the right to terminate its lease with 12 months prior notice if net sales during the 10th lease year (2015-2016) do not exceed $7.0 million.

(8)	Annual UW Base Rent PSF for In-Line Tenants (<10,000 sq. ft.) does not include Rainbow or Aldo, which pay percentage rent in lieu of base rent.
(9)	Specialty Tenants consist of unaffiliated tenants with lease terms less than one year.
(10)
Current Occupancy is based on Total Collateral Sq. Ft. and includes Burger King (672 sq. ft.), which has a lease out for signature, Aurelio’s Pizza (4,504 sq. ft.), which has signed its lease and is expected to open in March 2013 and Lid’s Locker Room (2,867 sq. ft.), which has a lease beginning in August 2013.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1900 Tamiami Trail North Naples, FL 34102	Collateral Asset Summary – Loan No. 3 Coastland Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$129,622,035 55.6% 1.71x 9.9%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
Specialty Leasing(2)	14	32,155	7.0%	32,155	7.0%	$0.00	0.0%	0.0%
2013	13	39,669	8.6%	71,824	15.7%	$23.34	9.5%	9.5%
2014	7	22,096	4.8%	93,920	20.5%	$27.19	6.1%	15.6%
2015	9	18,716	4.1%	112,636	24.5%	$33.38	6.4%	22.0%
2016	22	172,426	37.6%	285,062	62.1%	$15.40	27.1%	49.1%
2017	21	55,219	12.0%	340,281	74.1%	$41.90	23.6%	72.8%
2018	10	31,926	7.0%	372,207	81.1%	$39.09	12.8%	85.5%
2019	2	2,814	0.6%	375,021	81.7%	$55.19	1.6%	87.1%
2020	3	6,750	1.5%	381,771	83.2%	$23.78	1.6%	88.8%
2021	4	3,803	0.8%	385,574	84.0%	$68.52	2.7%	91.4%
2022	2	1,278	0.3%	386,852	84.3%	$167.99	2.2%	93.6%
2023	2	22,964	5.0%	409,816	89.3%	$23.10	5.4%	99.0%
Thereafter	2	14,804	3.2%	424,620	92.5%	$6.42	1.0%	100.0%
Vacant	NAP	34,306	7.5%	458,926	100.0%	NAP	NAP
Total / Wtd. Avg.	111	458,926	100.0%			$23.05	100.0%
(1)
Certain tenants have lease termination options related to co-tenancy provisions and sales thresholds that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the site plan.

(2)	Specialty Leasing consists of unaffiliated tenants that have lease terms of less than one year.

The Loan. The Coastland Center Loan (the “Coastland Center Loan”) is a fixed rate loan secured by the borrower’s fee simple and leasehold interest in the 458,926 square foot regional mall located at 1900 Tamiami Trail North in Naples, Florida (the “Coastland Center Property”) with an original principal balance of $130.0 million. The leasehold interest is secured by a small outparcel comprising 16,492 square feet. The Coastland Center Loan has a 10-year term and amortizes on a 30-year schedule. The Coastland Center Loan accrues interest at a fixed rate equal to 3.7600% and has a cut-off date balance of approximately $129.6 million. Loan proceeds were used to recapitalize the sponsor for paying off the previous loan for approximately $115.0 million, giving the borrower a return of equity of approximately $12.8 million. Based on the appraised value of $233.0 million as of October 18, 2012, the cut-off date LTV is 55.6% and the remaining implied equity is $103.0 million. Based on the “As Stabilized” appraised value of $264.0 million as of February 1, 2015, the “As Stabilized” LTV is 49.1%. The most recent prior financing of the Coastland Center Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$130,000,000	100.0%	Previous Debt(1)	$115,000,000	88.5%
			Reserves	$1,163,680	0.9%
			Closing Costs	$1,066,271	0.8%
			Return of Equity	$12,770,049	9.8%
Total Sources	$130,000,000	100.0%	Total Uses	$130,000,000	100.0%
(1)	The sponsor paid off the previous loan amount of $115.0 million in August 2012 as part of a portfolio recapitalization and the Coastland Center Property was unencumbered prior to this financing.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1900 Tamiami Trail North Naples, FL 34102	Collateral Asset Summary – Loan No. 3 Coastland Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$129,622,035 55.6% 1.71x 9.9%

The Borrower / Sponsor.    The borrower, Coastland Center, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsor of the borrower and the nonrecourse carve-out guarantor is GGPLP L.L.C.

GGPLP L.L.C. is a subsidiary of General Growth Properties, Inc (“GGP”). GGP is one of the largest real estate investment trusts in the United States and has owned, managed and redeveloped regional malls through the United States and Brazil for over 50 years. GGP currently owns or has an interest in 143 regional shopping malls, comprising approximately 135 million square feet of space.

GGP filed for Chapter 11 bankruptcy protection in April 2009 as a result of disruption in the CMBS markets leading to its inability to refinance its maturing CMBS debt. Coastland Center was not part of the Chapter 11 filing. Per the Plan of Reorganization, GGP split into two publicly traded companies (New GGP and Howard Hughes Corporation), representing a separation of stable, income-producing malls from master planned communities and real estate development opportunities. GGP received a $6.8 billion equity investment that was used to repay all creditors. In November 2010, GGP raised equity and was able to exit bankruptcy.

The Property. Coastland Center Property consists of 458,926 collateral square feet of a 925,395 square foot single-level, enclosed regional mall located in the northwest portion of the Naples metropolitan statistical area in southwest Florida. The Coastland Center Property collateral excludes 466,469 sq. ft. of anchor space owned by Dillard’s, Macy’s, and Sears, and is 92.5% occupied as of September 30, 2012. The Coastland Center Property was built in 1977 and renovated in 2007 for approximately $26.6 million ($58 PSF), which included interior refurbishments, a redeveloped exterior streetscape and re-merchandising smaller suites. In addition, there are 4,354 parking spaces across three parking structures for a parking ratio of 4.71 spaces per 1,000 sq. ft. based on total square feet.

The subsequent chart represents historical sales PSF at the Coastland Center Property. Since 2009, mall shop sales (both inline and major tenants) have grown 9.9% from $322 PSF in 2009 to the trailing-12 September 2012 sales of $354 PSF, with occupancy averaging 90.3% during this same time period.

Historical Sales PSF(1)
	2009	2010	2011	T-12 Sept. 2012	2012 National Average	T-12 Sept. Occ. Cost
JC Penney	$135	$140	$144	$144	$128	3.5%
Dillard’s	$159	$170	$176	$176	$119	0.1%
Macy’s	$191	$204	$211	$211	$162	0.2%
Sears	$101	$108	$108	$108	$154	0.5%

Major Tenants (>10,000 Sq. Ft.)	$393	$414	$413	$407	NAP	NAP

In-Line Tenants(2)	$312	$329	$345	$347	NAP	16.6%
(1)	Historical Sales PSF is based on historical operating statements provided by the borrower.
(2)	Approximately 91.4% of inline tenants report sales.

Environmental Matters. The Phase I environmental report dated October 18, 2012, recommended no further action at the Coastland Center Property.

The Market.  The Coastland Center Property is located in the Naples metropolitan statistical area in southwest Florida. The property is located near the western end of the City of Naples. The immediate neighborhood is close to 100% built-up, and Naples High School, Fleischmann Park and the Naples Zoo are all in close proximity to the Coastland Center Property. Tamiami Trail is one of the primary retail streets in Naples with multiple local shopping centers. Between 2000 and 2012, the population within the primary trade area (10-mile radius) increased at a compound annual rate of 1.98%, higher than the national average during the same period of 0.89%. The average household income in the primary trade area is approximately $87,947.

The Coastland Center Property is located in the Collier County market within the Southwest Florida region. As of Q3 2012, the mall category consists of ten lifestyle centers, regional malls and super-regional malls totaling approximately 7.8 million sq. ft. with average vacancy of 2.8%. Within the Collier County market, there are four properties totaling approximately 2.3 million sq. ft. with a vacancy of 5.7%. The Coastland Center Property is the only mall within the Naples submarket, and has anchor exclusivity for Macy’s and Sears.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1900 Tamiami Trail North Naples, FL 34102	Collateral Asset Summary – Loan No. 3 Coastland Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$129,622,035 55.6% 1.71x 9.9%

The primary competitor for the Coastland Center Property is Waterside Shoppes, located three miles north on Tamiami Trail and composed of luxury retailers such as Ann Taylor, Burberry, Louis Vuitton, Van Cleef & Arpels, Saks Fifth Avenue and Nordstrom. Waterside Shops focuses on high-end consumers with retail and restaurant tenants that have higher price points. In contrast, the Coastland Center Property is a more traditional mall with a middle income appeal that presents a lower priced alternative to Waterside’s high-end retailers. Coconut Point and Gulf Coast Town Center are both regional power centers but are more than seventeen miles away from the Coastland Center Property. The Mercato and Miromar Outlets are considered to be secondary competition.

Competitive Set(1)
Name	Coastland Center Property	Waterside Shoppes	Coconut Point	Gulf Coast Town Center	The Mercato	Miromar Outlets
Distance from Subject	NAP	3 miles	18 miles	28 miles	5 miles	27 miles
Property Type	Super Regional Mall	Regional Mall	Regional Mall	Regional Mall	Lifestyle Center	Outlet Center
Year Built / Renovated	1977 / 2007	1992 / 2006	2006	2007	2008	1998 / 2006
Total Occupancy(2)	96%	96%	97%	91%	70%	98%
Size (Sq. Ft.)(2)	925,395	355,664	1,200,000	1,168,171	327,772	521,240
Anchors / Major Tenants	Dillard’s, Sears, Macy’s, JCPenney,	Saks Fifth Avenue, Nordstrom	Dillard’s, Target, Hollywood Theaters 16, Best Buy	Belk, JC Penney, Bass Pro Shop, Target	Silver Spot Cinemas, Whole Foods, Books A Million	Bloomingdale’s Outlet; Neiman Marcus Last Call, Saks Fifth Ave Off Fifth, Polo Ralph Lauren
(1)	Source: Appraisal
(2)	Total Occupancy and Size (Sq. Ft.) include all anchor tenants.

Cash Flow Analysis.

Cash Flow Analysis
	2009	2010	2011	T-12 8/31/2012	U/W	U/W PSF
Base Rent(1)	$10,856,140	$9,581,874	$9,507,405	$9,468,302	$9,988,010	$21.76
Specialty Leasing	1,851,590	1,645,755	1,804,864	1,847,643	1,847,643	4.03
Value of Vacant Space	0	0	0	0	1,161,485	2.53
Gross Potential Rent	$12,707,731	$11,227,628	$11,312,269	$11,315,945	$12,997,139	$28.32
Total Recoveries	5,315,731	5,000,676	4,721,313	4,745,181	5,078,777	11.07
Total Other Income	1,754,050	1,786,547	1,341,789	1,461,113	1,367,572	2.98
Less: Bad Debt	0	(95,749)	(458,047)	0	0	0.00
Less: Mark to Market(2)	0	0	0	0	(639,420)	(1.39)
Less: Vacancy(3)	0	0	0	0	(1,161,485)	(2.53)
Effective Gross Income	$19,777,511	$17,919,102	$16,917,324	$17,522,239	$17,642,583	$38.44
Total Operating Expenses	4,701,600	4,604,231	4,543,224	4,571,405	4,818,200	10.50
Net Operating Income	$15,075,911	$13,314,870	$12,374,100	$12,950,834	$12,824,383	$27.94
TI/LC	0	0	0	0	325,950	0.71
Capital Expenditures	0	0	0	0	114,732	0.25
Net Cash Flow	$15,075,911	$13,314,870	$12,374,100	$12,950,834	$12,383,701	$26.98

(1)	U/W Base Rent includes $146,882 in contractual step rent through January 2014.
(2)	U/W Mark to Market represents 3.3% of gross income.
(3)	U/W Vacancy represents 6.0% of gross income and is based on current economic vacancy.

Property Management.    The Coastland Center Property is self-managed.

Lockbox / Cash Management.    The Coastland Center Loan is structured with a hard lockbox and springing cash management. All rents and other payments are required to be deposited directly into a clearing account controlled by lender, and are then required to be transferred to an account controlled by the borrower until the occurrence of a Trigger Period, as defined below. Additionally, all excess cash is required to be swept into a lender controlled account during a Cash Sweep Event Period, as defined below.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1900 Tamiami Trail North Naples, FL 34102	Collateral Asset Summary – Loan No. 3 Coastland Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$129,622,035 55.6% 1.71x 9.9%

A “Trigger Period” will begin upon the first to occur of (i) a Cash Sweep Event Period, (ii) DSCR falls below 1.25x or (iii) an event of default under the mezzanine loan documents, and such Trigger Periods will end (A) with respect to a Trigger Period continuing pursuant to clause (i), upon the end of the Cash Sweep Event Period, (B) with respect to a Trigger Period continuing due to clause (ii), the DSCR is greater than 1.25x for two consecutive quarters and (C) with respect to a Trigger Period continuing due to clause (iii) receipt of a notice from the mezzanine lender in question to the effect that the applicable default has been cured or waived.

A “Cash Sweep Event Period” will commence upon the occurrence of (i) an event of default under the loan documents or (ii) a bankruptcy action of the borrower, guarantor or property manager (if one is appointed), and such Cash Sweep Event Period will end upon, (A) with respect to a Cash Sweep Event Period continuing pursuant to clause (i), the date the event of default has been cured and such cure has been accepted by the Lender or (B) with respect to a Cash Sweep Event Period continuing pursuant to clause (ii), (1) the date the bankruptcy action has been discharged, stayed or dismissed or (2) with respect to guarantor or property manager (if one is appointed), upon the replacement of such guarantor or property manager (if one is appointed) in accordance with the Coastland Center Loan documents.

Initial Reserves.    At closing, the borrower deposited $1,163,680 into the TI/LC reserve account.

Ongoing Reserves.    During a Trigger Period, the borrower will be required to make monthly reserve deposits of (i) 1/12 of the estimated annual real estate taxes into a tax reserve account, (ii) 1/12 of the annual insurance premiums into an insurance reserve account, (iii) $9,943 into a capital expenditure account, subject to a cap of $119,321 (iv) $27,917 into a TI/LC reserve account subject to a cap of $335,005, and (v) the monthly ground rent amount into the ground rent reserve.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.   The borrower is permitted to obtain future mezzanine debt secured by direct or indirect ownership interests in the borrower from and after June 1, 2013, subject to the satisfaction of certain requirements and conditions, including, among other things, (i) a combined LTV equal to or less than 53.0%, (ii) a combined DSCR equal to or greater than 1.92x.

Partial Release. Upon 30 days prior notice, the borrower may obtain the release of any vacant, non-income producing, unimproved parcel provided, among other conditions, (i) there is no event of default, (ii) the release property is not necessary for the remaining property to comply with zoning or legal requirements, (iii) the release does not affect any rating agency downgrade and (iv) the release will not result in an LTV that does not comply with REMIC guidelines.

Substitution of Collateral. The borrower may substitute newly acquired parcels and obtain the release of one or more of the parcels currently securing the Coastland Center Loan provided, among other conditions, (i) there is no event of default, (ii) the exchanged parcel is vacant, non-income producing and unimproved, (iii) the substitute parcel is reasonably equivalent in use, value and condition to the release parcel and (iv) the substitute parcel complies with all REMIC, tax and zoning laws.

Acquired Expansion Parcels.  The borrower has the right, at its own expense, to acquire one or more parcels to become additional collateral for the Coastland Center Loan whereupon, after amending the mortgage, such parcel will constitute a portion of the Coastland Center Property.  Such expansion is only permitted if, among other requirements and conditions, such expansion does not adversely affect the DSCR with respect to the Coastland Center Loan (except in a de minimis manner, as determined by lender).

Ground Lease.  A small outparcel located at the Coastland Center Property is subject to a long term ground lease from Sears, Roebuck and Co (“Sears”), as ground lessor, to the borrower, as ground lessee. The borrower subleases the ground lease parcel to The Cheesecake Factory Restaurants, Inc (“Cheesecake Factory”). The ground lease commenced in December 2004 and expires in December 2046. The monthly ground rent is equal to 50.0% of the rent paid to the borrower by Cheesecake Factory (or any future sublease tenant). Cheesecake Factory pays percentage rent in the amount of 4.00% of total sales. Cheesecake Factory had average sales of $7.2 million ($694 PSF)over the past three years, with an average ground rent payment of $140,536 over the same period. The total percentage rent and recoveries received from Cheesecake Factory account for approximately 1.9% of underwritten total gross income from the Coastland Center Property. Sears has the right to terminate the ground lease if the borrower fails to operate a Cheesecake Factory for 12 consecutive months, and does not enter into a substitute sublease for the operation of a restaurant within 20 months of notice from Sears. In addition, the ground lease does not contain all of the lender-protection covenants that are often included in ground leases, and as such, Cheesecake Factory income was underwritten similar to a license agreement.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1900 Tamiami Trail North Naples, FL 34102	Collateral Asset Summary – Loan No. 3 Coastland Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$129,622,035 55.6% 1.71x 9.9%

Dillard's
OLD NAVY
AÉROPOSTALE
Journeys
jcpenney
FOOD COURT
Finish Line
Vacant
abercrombie
Lids Locker Room
zumiez
wet seal
The Children's Place
Cotton On
Rebel and Crew
Flip Flop Shops
HOT TOPIC
GYMBOREE
Spencer Gifts
Optical Outlet
Claire's
Traffic Shoes
Buckle
NINE WEST
Vacant
YANKEE CANDLE
KAY
Just Shirts
HOLLISTER
American Greetings
Justice
G by GUESS
GameStop
Lady Foot Locker
Men's Palace
ZALES
Journey's Kidz
Aldo
Vacant
VICTORIA'S SECRET
Abercrombie & Fitch
charlotte russe
RadioShack
fye
EXPRESS
FOREVER 21
H&M
CHAMPS
Vacant
Vacant
Payless
macy's
sears
Vacant
macy's
Anchor / Major
Non Anchor / In-line
Vacant
Not Part of Collateral

Site plan based on information provided by the borrower as of September 30, 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1900 Tamiami Trail North Naples, FL 34102	Collateral Asset Summary – Loan No. 3 Coastland Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$129,622,035 55.6% 1.71x 9.9%

Bonita Springs
Naples-Ft. Myers Greyhound Track
Fort Myers 25 miles
LEE COUNTY
Barefoot Beach State Preserve
Audubon Country Club
Mediterra Golf Course
Quail West Golf & Country Club
Old 41 Rd
Livingston Rd
Pelican Strand Golf & CC
Quail Creek Country Club
Imperial Golf Club East Course
Vanderbilt Dr
Tamiami Trail
Palm River Country Club
Colliers Reserve Country Club
North Collier Hospital
Immokalee Rd
Naples Park
Stonebridge Country Club
Bay Colony Golf Club
Gulf Shore Dr
Pelican Marsh Blvd
Vanderbilt Beach Rd
Pelican Marsh Golf & CC
Tiburon Golf & Country Club
Pelican Bay Golf Course
Orange Blossom Dr
Vineyards
The Vineyards of Naples
Golden Gate Blvd
Pelican Bay
COLLIER COUNTY
Waterside Shops at Pelican Bay
Naples Blvd
Logan Blvd
Collier Blvd
Pine Ridge Rd
Southwest FL Holocaust Museum
Pine Ridge Crossing
Carillon Place
Physicians Reg. Medical Center-Pine Ridge
THE EVERGLADES
Country Club of Naples
Kensington Golf & Country Club
Green Blvd
Coastland Center
1900 Tamiami Trail North
Naples, FL 34102
Goodlette-Frank Rd
Royal Poinciana Golf Club
Airport Pulling Rd
Livingston Rd
Windemere Country Club
Santa Barbara Blvd
Golden Gate
Coronado Pkwy
FBI Naples Field Office
Quality Inn Golf Resort
NAPLES
Golden Gate Pkwy
Gulf of Mexico
Naples Zoo at Caribbean Gardens
Grey Oaks Country Club
Conservancy of Southwest Florida
Everglades Pkwy
Naples Beach Golf Course
Downtown Naples
Berkshire Commons
Naples Municipal Airport
Radio Rd
Fort Lauderdale 96 miles
NCH Downtown Naples Hospital
Central Ave
Countryside Country Club
Naples National Golf Club
5th Ave S
East Naples
Naples City Hall
Davis Blvd
Gulf Shore Blvd
Broad Ave
Naples Heritage Country Club
Naples Bay
Naples National Country Club
Naples Town Centre
Lakewood Blvd
County Barn Rd
Windstar on Naples Bay Country Club
Bayshore Dr
Riviera Golf Club of Naples
Royal Wood Country Club
Florida Sports Park
Thomasson Dr
Rattlesnake Hammock Rd
Edison State College-Collier Campus
Physicians Regional Medical Ctr.
Naples Botanical Garden
Hibiscus Country Club
St. Andrews Blvd
Wildflower Way
Mustang Golf Resort
Sabal Palm Rd
Dollar Bay
Naples Manor
Lely Resort
Lely Resort Country Club
Miami 99 miles
TAMPA
Lakeland
Brandon
ST. PETERSBURG
FLORIDA
Palm Bay
Atlantic Ocean
Bradenton
Sarasota
Port St. Lucie
Port Charlotte
Lake Okeechobee
WEST PALM BEACH
Cape Coral
Ft. Myers
THE EVERGLADES
Boca Raton
Coral Springs
Naples
FT. LAUDERDALE
Gulf of Mexico
Hialeah
MIAMI BEACH
MIAMI
Homestead

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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12 & 14 Via De Luna Drive Pensacola, FL 32561	Collateral Asset Summary – Loan No. 4 Innisfree Pensacola Beach Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,925,010 54.7% 1.67x 12.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

12 & 14 Via De Luna Drive Pensacola, FL 32561	Collateral Asset Summary – Loan No. 4 Innisfree Pensacola Beach Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,925,010 54.7% 1.67x 12.2%

Mortgage Loan Information			Property Information
Loan Seller:	LCF		Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance		Property Type:	Full Service Hotel
Sponsor:	Innisfree Hotels, Inc.		Collateral:	Leasehold
Borrower:	Fulford Harbour, LLC,		Location:	Pensacola, FL
	Sunrise Hospitality of Pensacola		Year Built / Renovated:	Various
	Beach Limited Liability Company		Rooms:	481
Original Balance:	$69,000,000		Property Management:	Innisfree Hotels, Inc.
Cut-off Date Balance:	$68,925,010		Underwritten NOI(4):	$8,388,617
% by Initial UPB:	4.6%		Underwritten NCF(4):	$7,335,381
Interest Rate:	4.9040%		“As-is” Appraised Value:	$126,000,000
Payment Date:	6th of each month		“As-is” Appraisal Date:	September 1, 2012
First Payment Date:	January 6, 2013		“As Stabilized” Appraised Value(5):	$140,400,000
Maturity Date:	December 6, 2022		“As Stabilized” Appraisal Date(5):	September 1, 2015
Amortization:	360 months
Additional Debt(1):	$12,999,998 Mezzanine Loan		Historical NOI(6)
	Future Mezzanine Debt Permitted		Most Recent NOI:	$8,682,267 (September 30, 2012)
Call Protection(2):	L(36), YM1(80), O(4)		2011 NOI:	$6,921,630 (December 31, 2011)
Lockbox / Cash Management:	Hard / Springing		2010 NOI:	$3,876,684 (December 31, 2010)
			2009 NOI:	$3,850,491 (December 31, 2009)
Reserves(3)
	Initial	Monthly	Historical Occupancy(6)(7)
Taxes:	$446,548	$49,616	Current Occupancy:	66.2% (September 30, 2012)
Insurance:	$236,989	$59,247	2011 Occupancy:	67.3% (December 31, 2011)
FF&E:	$0	4% of prior month’s gross	2010 Occupancy:	69.0% (December 31, 2010)
		revenue	2009 Occupancy:	66.7% (December 31, 2009)
Seasonality:	$1,079,000	Per Schedule
(1)    See “Current Mezzanine or Subordinate Indebtedness” and “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(2)   Partial prepayment is permitted prior to the expiration of the lockout period in connection with the release of a property from cross-collateralization, as described below under “Partial Release”.
(3)   See “Initial Reserves” and “Ongoing Reserves” herein.
(4)   Historically, a portion of real estate taxes have been reimbursed by Escambia County.  A portion of such reimbursements is included in the Underwritten NOI and Underwritten NCF. However, there is no assurance Escambia County will continue to make such reimbursements.  Excluding such reimbursements, the Underwritten NOI and Underwritten NCF would be $8,276,740 and $7,223,504, respectively.
(5)   The “As Stabilized” LTV is 49.1% based on achieving a stabilized occupancy of 73.0% at the Hilton Pensacola Beach Property and 75.0% at the Holiday Inn Resort Pensacola Beach Property.
(6)   The historical NOI and Occupancy includes operations for the Hilton Pensacola Beach from January 2009 through September 2012 and for the Holiday Inn Resort from the date of opening in February 2011 through September 2012.
(7)   The Historical Occupancy figures shown above are based on the borrower’s historical operating statements and represent the number of rooms occupied divided by the actual number of rooms available for the 12-month period ending on the specified date.

Ground Rent:	$0	Springing
PIP:	$0	Springing

Financial Information
	Mortgage Loan	Total Debt
Cut-off Date Balance / Room:	$143,295	$170,322
Balloon Balance / Room:	$117,553	$143,470
Cut-off Date LTV:	54.7%	65.0%
Balloon LTV:	44.9%	54.8%
Underwritten NOI DSCR:	1.91x	1.41x
Underwritten NCF DSCR:	1.67x	1.23x
Underwritten NOI Debt Yield:	12.2%	10.2%
Underwritten NCF Debt Yield:	10.6%	9.0%

Property Summary
Property Name	Location	Rooms	Year Built / Renovated	Allocated Loan Amount	Appraised Value	Occupancy(1)
Hilton Pensacola Beach	Pensacola, FL	275	2003 / 2007	$39,500,000	$66,800,000	68.6%
Holiday Inn Resort Pensacola Beach	Pensacola, FL	206	2011 / NAP	29,500,000	59,200,000	63.0%
Total / Wtd. Average:		481		$69,000,000	$126,000,000	66.2%
(1) Average occupancy for the trailing 12 months ended September 30, 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

12 & 14 Via De Luna Drive Pensacola, FL 32561	Collateral Asset Summary – Loan No. 4 Innisfree Pensacola Beach Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,925,010 54.7% 1.67x 12.2%

Historical Occupancy, ADR, RevPAR(1)
	Hilton Pensacola Beach			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2008	65.5%	$166.56	$109.11	55.5%	$112.83	$62.65	118.0%	147.6%	174.2%
2009	66.9%	$161.83	$108.33	64.2%	$113.46	$72.84	104.3%	142.7%	148.7%
2010	69.2%	$154.12	$106.61	66.1%	$116.89	$77.31	104.6%	131.8%	137.9%
2011	68.9%	$165.40	$113.90	62.9%	$118.82	$74.70	109.5%	139.2%	152.5%
T-12(2)	69.1%	$175.59	$121.34	63.1%	$108.69	$68.56	109.6%	161.6%	177.0%
(1)	Per hospitality research report dated August 2012.
(2)	Based on trailing twelve-month through August 31, 2012

Historical Occupancy, ADR, RevPAR(1)
	Holiday Inn Pensacola Beach			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2011(2)	64.8%	$155.14	$100.46	66.9%	$160.23	$107.15	96.8%	96.8%	93.8%
T-12(3)	62.2%	$165.29	$102.89	67.3%	$168.09	$113.09	92.5%	98.3%	91.0%
(1)	Per hospitality research report dated August 2012.
(2)	The Property opened in February 2011.
(3)	Based on trailing twelve-month through August 31, 2012.

Primary Competitive Set(1)
Property	# of Rooms	Year Opened	Meeting Space (Sq. Ft.)	2011 Occupancy	2011 ADR	2011 RevPAR
Hilton Pensacola Beach	275	2003	16,054	68.9%	$165.40	$113.90
Holiday Inn Resort Pensacola Beach	206	2011	4,515	64.8%	$155.14	$100.46
Holiday Inn Express Pensacola Beach	76	1989	1,200	70-75%	$155-160	N/A
Hampton Inn Pensacola Beach(2)	181	1995	4,400	70-75%	$135-140	N/A
Springhill Suites Pensacola Beach	117	2002	1,800	70-75%	$135-140	N/A
Margaritaville Beach Hotel	162	2010	1,700	45-50%	$200-205	N/A
(1)	Per the Appraisal and hospitality research reports.
(2)	The Hampton Inn Pensacola Beach is owned by an affiliate of the borrowers.

The Loan. The Innisfree Pensacola Beach Hotel Portfolio loan (the “Innisfree Pensacola Beach Hotel Portfolio Loan”) is a fixed rate loan secured by the borrowers’ ground leasehold interest in two full-service beachfront hotels, including a 275-room Hilton and a 206-room Holiday Inn Resort, both located in Pensacola, Florida (the “Innisfree Pensacola Beach Hotel Portfolio Properties”) with an original principal balance of $69.0 million. The Innisfree Pensacola Beach Hotel Portfolio Loan has a 10-year term and amortizes on a 30-year schedule. The Innisfree Pensacola Beach Hotel Portfolio Loan accrues interest at a fixed rate equal to 4.9040% per annum and has a Cut-off Date Balance of approximately $68.9 million. First mortgage loan proceeds along with mezzanine financing of $13.0 million and approximately $5.6 million of cash equity from the borrowers were used to retire prior existing debt of approximately $84.9 million and pay closing costs and fund reserves. Based on the “As-is” appraised value of $126.0 million as of September 1, 2012, the Cut-off Date LTV is 54.7% and the remaining implied equity is $44.1 million. Based on the “As Stabilized” appraised value of $140.4 million as of September 1, 2015, the “As Stabilized” LTV is 49.1%. The most recent prior financing of the Innisfree Pensacola Beach Hotel Portfolio Properties was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Senior Debt	$69,000,000	78.8%	Loan Payoff	$84,937,496	97.0%
Mezzanine Debt	$13,000,000	14.8%	Closing Costs	$892,967	1.0%
Borrower Equity	$5,593,000	6.4%	Escrows at Closing	$1,762,537	2.0%
Total Sources	$87,593,000	100.0%	Total Uses	$87,593,000	100.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

12 & 14 Via De Luna Drive Pensacola, FL 32561	Collateral Asset Summary – Loan No. 4 Innisfree Pensacola Beach Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,925,010 54.7% 1.67x 12.2%

The Borrower / Sponsor.  The borrowers, Fulford Harbour, LLC and Sunrise Hospitality of Pensacola Beach Limited Liability Company, are both Florida limited liability companies structured to be bankruptcy-remote, each with two independent directors in their respective organizational structures. The sponsor for the Innisfree Pensacola Beach Hotel Portfolio Loan is Innisfree Hotels, Inc. (“Innisfree”).  Julian MacQueen, who founded Innisfree in 1985, is the nonrecourse carve-out guarantor.

Innisfree is a closely held and managed hotel operator, with the majority of the members of the senior management team having worked with Innisfree for over 10 years, and many for over 20 years.  Innisfree focuses on hospitality properties within the Gulf region and currently owns and manages eight hotels in the region totaling 1,248 rooms. In addition to the owned hotel portfolio, Innisfree provides third-party management services for four properties totaling 442 rooms. Innisfree has additionally provided hotel management expertise to the Resolution Trust Company and Bear Stearns and most recently has been appointed receiver for several hotels by Rialto Capital.

The Properties. The Hilton Pensacola Beach property is a 275-room full-service beachfront hotel completed in 2003 and expanded in 2007. The 2007 expansion included a new 91-room tower, completed to condominium-level finish, featuring large 1, 2 and 3-bedroom suites.  The Hilton franchise agreement runs through February 2028. The franchise agreement for the Hilton Pensacola Beach property stipulates a monthly royalty fee of five percent (5%) of the hotel’s gross rooms revenue and a monthly program fee equal to four percent (4%) of the hotel’s gross rooms revenue.  The monthly program fees may be increased by Hilton on a portfolio-wide basis by as much as one percent (1%) per annum, or by up to five percent (5%) during the term of the agreement. Amenities at the Hilton include an outdoor pool with whirlpool, fitness room, business center, gift shop, two full-service restaurants including a Cajun-Asian Bistro called “H20” and Bonsai Sushi and Lounge. Additionally, there is a casual beach bar located between the pool deck and beach called Latitudes. The Hilton Pensacola Beach property additionally benefits from over 16,000 sq. ft. of meeting space. The Hilton Pensacola Beach property is in the process of completing a $1.5 million upgrade which includes all new case goods, furniture, bedding, flooring, window treatments and televisions.

The Holiday Inn Resort Pensacola Beach property is a 206-room full service beach front hotel completed in 2011. The Holiday Inn franchise agreement expires in February 2021. The franchise agreement for the Holiday Inn Resort Pensacola Beach property stipulates a monthly franchise fee of five percent (5%) of the hotel’s gross rooms revenue. Along with the base franchise fee the franchisor charges a “Services Contribution” fee of two and a half percent (2.5%) of the hotel’s gross rooms  revenues.  There is also a marketing and technology fee of $11.91 per guest room per month. Amenities at the Holiday Inn Resort property include an outdoor pool with lazy river, indoor pool, fitness center, business center, a full service restaurant called Riptides Sports Grill, a poolside “tiki bar” and 4,515 sq. ft. of meeting space. The borrower also leases, and subleases out an Aveda Spa located across Via De Luna from the Holiday Inn Resort Pensacola Beach.  Guestroom amenities include HD LCD televisions, microwaves, mini-refrigerators and other amenities typical for full service hotels of similar quality. The two Innisfree Pensacola Beach Hotel Portfolio Properties are located adjacent to each other in Pensacola, Florida and benefit from direct beach access as well as beach views through the majority of the rooms. The Innisfree  Pensacola Beach Hotel Portfolio Properties were developed by the sponsor.

Affiliates of the borrowers own the Hampton Inn Pensacola Beach also located at Pensacola Beach, a mortgage loan secured by which was included in the JPMCC 2012-C6 securitization.  In addition, affiliates of the borrowers own a development parcel located in Pensacola Beach adjacent to the Innisfree Pensacola Beach Hotel Portfolio Properties.  The borrowers have covenanted not to permit the development of such parcel with a lodging facility described as “Luxury”, “Upper Upscale”, or “Upscale (excluding suite style facilities) pursuant to the STR Global 2012 U.S. Chain Scales.

Environmental Matters. The Phase I environmental reports dated October 19, 2012 recommended no further action at the Innisfree Pensacola Beach Hotel Portfolio Properties.

The Market.  The City of Pensacola is the westernmost city on the Florida Panhandle. The Innisfree Pensacola Beach Hotel Portfolio Properties are situated on Via De Luna Drive, which is the main thoroughfare in Pensacola.  Pensacola Beach is located on Santa Rosa Island, within Escambia County in Florida. Tourism in the panhandle region of the Gulf Coast is driven by the miles of white sand beaches and warm Gulf waters. Pensacola’s beaches are located just south of downtown Pensacola on Perdido Key and Santa Rosa Island. Perdido Key stretches 16 miles from Orange Beach, Alabama to Santa Rosa Island, Florida. Santa Rosa Island is a 40-mile barrier island that is home to the communities of Pensacola Beach, Navarre Beach and Okaloosa Island. The Pensacola Bay Bridge connects downtown Pensacola to the most developed community on the barrier island, Pensacola Beach. All of the aforementioned beaches are open to the public.

The majority of the demand is generated during the summer months between May and September. In July, the area plays host to the Pensacola Beach Air Show featuring civilian and military aircraft including the Blue Angels. Also the DeLuna Fest takes place on the beach in October with over 80 musical acts played over the 3 days. Visitation at nine area attractions tracked by the Pensacola

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

12 & 14 Via De Luna Drive Pensacola, FL 32561	Collateral Asset Summary – Loan No. 4 Innisfree Pensacola Beach Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,925,010 54.7% 1.67x 12.2%

Chamber of Commerce was 7,464,370 through the first 9 months of 2012, 20.2% higher than that for 2011. Visitation levels had been flat or down in prior years as a result of the recession and British Petroleum oil spill during the peak months of 2010. Over the same 9-month period, lodging revenues across Pensacola increased 11% over the same period of 2011. Top origins of visitors to the area include Alabama, Mississippi, Louisiana, Georgia and Indiana. Top metropolitan areas include Atlanta, Birmingham, Memphis, Mobile and New Orleans.

The government sector provides a majority of the jobs for the Pensacola area with private sector companies dominated by health care services. Private businesses in the Pensacola area include Sacred Heart Health System, Baptist Health Care, Lakeview, Gulf Power Company and Ascend Performance Materials.

The market has shown stability over the past several years, with a slight downturn in 2010 attributable to the British Petroleum oil spill.  While minimal oil was found on the Pensacola Beach shores, the fear of such spills had a negative effect on leisure demand during the peak 2010 summer season.  Even so, the 2010 market RevPAR of $95.59 was only a 6.6% decline from 2009.

Cash Flow Analysis.

Cash Flow Analysis(1)
	2010	2011	T-12 9/30/2012	U/W	U/W per Room
Occupancy	69.0%	67.3%	66.2%	66.2%
ADR	$154.14	$162.30	$173.17	$173.17
RevPAR	$106.31	$109.19	$114.62	$114.62

Room Revenue	$10,671,149	$17,932,736	$20,179,171	$20,124,037	$41,838
F&B Revenue	4,011,937	5,361,148	5,457,105	5,442,195	11,314
Other Revenue	515,323	628,443	766,755	764,660	1,590
Total Revenue	$15,198,409	$23,922,327	$26,403,031	$26,330,892	$54,742
Operating Expenses(2)	5,663,117	8,651,532	8,881,608	8,857,341	18,414
Undistributed Expenses	4,846,681	7,354,873	7,831,095	7,825,670	16,270
Gross Operating Profit	$4,688,611	$7,915,922	$9,690,328	$9,647,880	$20,058
Total Fixed Charges	811,927	994,292	1,008,061	1,259,263	2,618
Net Operating Income	$3,876,684	$6,921,630	$8,682,267	$8,388,617	$17,440
FF&E	0	0	0	1,053,236	2,190
Net Cash Flow	$3,876,684	$6,921,630	$8,682,267	$7,335,381	$15,250

(1)
The historical NOI and occupancy includes operations for the Hilton Pensacola Beach property from January 2009 through September 2012 and for the Holiday Inn Resort property from the date of opening in February 2011 through September 2012.

(2)
Historically, a portion of real estate taxes have been reimbursed by Escambia County.  A portion of such reimbursements is included in the Underwritten NOI and Underwritten NCF.  However, there is no assurance Escambia County will continue to make such reimbursements.  Excluding such reimbursements, the Underwritten NOI and Underwritten NCF would be $8,276,740 and $7,223,504, respectively. .

Property Management.  The Innisfree Pensacola Beach Hotel Portfolio Properties are managed by Innisfree Hotels, Inc., an affiliate of the borrowers.

Lockbox / Cash Management.  The Innisfree Pensacola Beach Hotel Portfolio Loan is structured with a hard lockbox and springing cash management. In place cash management will be required upon (i) an event of default under the first mortgage, mezzanine loan or the property management agreement, (ii) if the DSCR, including mezzanine loan debt service, falls below 1.10x, (iii) if the manager becomes insolvent and/or files for bankruptcy, or (iv) a Sunrise Franchise Trigger Event (described below). An excess cash sweep is required (i) upon an event of default under the first mortgage or the property management agreement, (ii) if the DSCR, including mezzanine loan debt service, falls below 1.05x, (iii) if the manager becomes insolvent and/or files for bankruptcy, or (iv) upon a Sunrise Franchise Trigger Event (described below).  Cash management and or excess cash sweep will cease upon a cure of the triggering event as set forth in the Innisfree Pensacola Beach Hotel Portfolio Loan documents.

Initial Reserves.   At closing, the borrowers deposited (i) $446,548 into a real estate tax reserve account, (ii) $236,989 into an insurance reserve account, and (iii) $1,079,000 into a seasonality reserve account.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

12 & 14 Via De Luna Drive Pensacola, FL 32561	Collateral Asset Summary – Loan No. 4 Innisfree Pensacola Beach Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,925,010 54.7% 1.67x 12.2%

Ongoing Reserves.   On a monthly basis, the borrowers are required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $49,616, into a tax reserve account, (ii) 1/12 of the annual insurance premiums, which currently equates to $59,247, into an insurance reserve account, and (iii) 4.0% of monthly gross revenues for the prior month into an FF&E reserve account. If any of the Innisfree Pensacola Beach Hotel Portfolio Properties are subject to an approved premium finance arrangement (which is currently the case), the lender is required to release, absent an event of default, a portion of the insurance reserve allocable to the required payment under such agreement upon receipt of evidence that the borrowers have paid such amount for the succeeding quarterly period.

A seasonality reserve was established at closing to fund reserve payments, operating shortfalls, first mortgage debt service, and mezzanine loan debt service during low season at the Innisfree Pensacola Beach Hotel Portfolio Properties.  During the term of the Innisfree Pensacola Beach Hotel Portfolio Loan, the borrowers are required to make monthly deposits into the seasonality reserve during the high season months based upon the following schedule: June - $580,000, July - $830,000, August - $990,000 and September - $320,000, with a cumulative amount of $2,720,000 being swept during the high season months.  The borrowers will be permitted to draw from the seasonality reserve during the low season months, to the extent funds are available, based upon the following schedule: October - $254,000, November - $626,000, December - $761,000, January - $701,000 and February - $378,000.  The required deposits and draws to be made under the Seasonality Reserve may be reassessed annually based on the performance of the Innisfree Pensacola Beach Hotel Portfolio Properties.

Because ground rent percentage rent has been and is currently included as a SRIA (as defined below) fee on all hotel guest billings, no ongoing reserves are required for the monthly percentage rent due under the ground lease.  Throughout the term of the Innisfree Pensacola Beach Hotel Portfolio Loan, on a monthly basis, the borrowers must show proof of payment of the monthly percentage rent due under the ground lease.  In the event the borrowers do not pay monthly percentage rent under the ground lease, the lender may commence reserving funds on a monthly basis to pay ground rent directly and use such reserve to pay ground rent to the ground lessor. The mortgage loan is recourse to the borrowers and Julian MacQueen in connection with any failure to pay ground rent to the extent of any losses incurred by the lender.

The franchise agreement for the Holiday Inn Resort property expires on February 25, 2021. On the date that is 24 months prior to the expiration of the franchise agreement (a “Sunrise Franchise Trigger Event”), all excess cash flow will be swept into a PIP Reserve. The excess cash flow sweep will continue until such time as one of the following events (each a “Sunrise Franchise Cure Event”) has occurred: (i) the existing franchise agreement is extended for a term of at least ten years under an extension agreement in form and substance acceptable to lender and an amount equal to 125% of the cost of any PIP work, if required by the existing franchisor in connection with the extension agreement, is deposited in the PIP Reserve, with such amount determined based on 125% of the average of two cost bids for the PIP work obtained by lender at borrowers’ expense (the “Renewal PIP Reserve Amount”); or (ii) the borrowers have delivered a replacement franchise agreement in form and substance acceptable to lender for a term of at least ten years (together with an acceptable comfort letter) and, to the extent required by the replacement franchisor, an amount equal to 125% of the cost of the PIP work required under the replacement franchise agreement is deposited in the PIP Reserve, with such amount determined based on 125% of the average of two cost bids for the PIP work obtained by lender at borrowers’ expense (the “Replacement PIP Reserve Amount” and, together with the Renewal PIP Reserve Amount, collectively, the “PIP Reserve Amount”).  Upon determination of the PIP Reserve Amount, the borrowers may request reallocation of funds held in the FF&E Reserve in excess of $1.25 million to such PIP Reserve.  Funds in the PIP Reserve may be used to pay for all costs associated with the PIP.  Upon a Sunrise Franchise Cure Event and completion of all required PIP work, any excess proceeds in the PIP Reserve will first be used to refill the FF&E Reserve to the extent funds were drawn from the FF&E Reserve, and any excess proceeds after refilling the FF&E Reserve will be released to the borrower so long as no event of default or sweep event shall have occurred and remain uncured.

Current Mezzanine or Subordinate Indebtedness.  The mezzanine loan, originated by an affiliate of Ladder Capital Finance LLC, is coterminous with the first mortgage loan and carries an initial balance of $13.0 million, an interest rate of 11.500% per annum and a 30-year amortization schedule.  The mezzanine loan is recourse, as to 50% of its outstanding principal balance, to the mezzanine borrowers and guarantor, Julian MacQueen. Mezzanine reserve deposits in an aggregate amount of $1,750,000 are required during the first two years of the mezzanine loan, to be funded from the first mortgage loan waterfall if a cash management period exists (which reserve deposits will be senior in priority to an excess cash sweep under the first mortgage loan (other than during an event of default under the first mortgage loan)). Such mezzanine reserve fund is soley for the benefit of the mezzanine lender and will not be available to the issuing entity.

Future Mezzanine or Subordinate Indebtedness Permitted.  In the event of a sale of the Innisfree Pensacola Beach Hotel Portfolio Properties on or prior to the monthly payment date occurring in December 2019 and an assumption of the first mortgage, the new borrower may obtain new mezzanine debt subject to (i) the first mortgage lender’s review and approval, in its sole and absolute discretion, of the new mezzanine lender, new mezzanine terms, new mezzanine borrower structure, and the intercreditor agreement, (ii)

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

12 & 14 Via De Luna Drive Pensacola, FL 32561	Collateral Asset Summary – Loan No. 4 Innisfree Pensacola Beach Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,925,010 54.7% 1.67x 12.2%

the total loan amount having a total debt NCF debt yield no less than 8.94%, a total debt DSCR no less than 1.23x, and a total debt LTV no greater than 65.0%, and (iii) receipt of a no-downgrade confirmation from the rating agencies.

Partial Release. The borrowers and mezzanine borrowers have the right to release either of the Innisfree Pensacola Beach Hotel Portfolio Properties (a “Release Property”) from the cross-collateralization to an unaffiliated permitted transferee in connection with the sale of such Release Property, provided certain conditions, including the following are met: (i) no event of default, (ii) first mortgage LTV of the Release Property no greater than 54.8%, (iii) first mortgage LTV of the remaining property no greater than 54.8%, (iv) first mortgage DSCR of the Release Property no less than 1.66x, (v) first mortgage DSCR of the remaining property no less than 1.66x, (vi) total debt LTV of the Release Property no greater than 65.0%, (vii) total debt LTV of the remaining property no greater than 65.0%, (viii) total debt DSCR of the Release Property no less than 1.23x, (ix) total debt DSCR of the remaining property no less than 1.23x, (x) first mortgage NCF debt yield of the Release Property no less than 10.63%, (xi) first mortgage NCF debt yield of the remaining property no less than 10.63%, (xii) total debt NCF debt yield of the Release Property no less than 8.94%, (xiii) total debt NCF debt yield of the remaining property no less than 8.94%, (xiv) the purchaser of the Release Property (or its owners, in the case of the mezzanine loan) assumes the first mortgage and mezzanine loan amounts allocable to the Release Property subject to the first mortgage lender's and mezzanine lender’s customary loan assumption requirements, and (xv) payment of all other costs and expenses of lender in connection with the release.

The release of either Innisfree Pensacola Beach Hotel Portfolio Property from the cross-collateralization (as detailed above) will require the first mortgage borrowers and the mezzanine borrowers to pay down the first mortgage loan and mezzanine loan, respectively, in an amount equal to 25% of the first mortgage and mezzanine loan allocated loan amounts for the Release Property. The first mortgage lender and mezzanine lender may each allocate the prepayment received by it pro-rata to the Release Property and to the remaining property in accordance with the relative values of the properties.  Such prepayment of the first mortgage loan may be made prior to the expiration of the prepayment lockout period. The first mortgage borrowers will be responsible for any assumption fees and yield maintenance payment under the first mortgage loan associated with such release.

Ground Lease.    The Innisfree Pensacola Beach Hotel Portfolio Properties are leased by borrowers pursuant to ground leases held by the Santa Rosa Island Authority (“SRIA”).  The entirety of Pensacola Beach is owned by Escambia County, Florida and is under the direction of the SRIA.  The ground lease for the Hilton Pensacola Beach property has an initial term expiring March 26, 2058, with one, 99-year renewal option.  The ground lease for the Holiday Inn Resort Pensacola Beach property has an initial term expiring May 31, 2049, with one, 99-year renewal option.  The ground leases provide that the leasehold owner, the borrowers, will pay percentage rent based upon a percentage of gross receipts from room revenues and other revenue sources  (with a minimum annual payment of $5,500 for the Hilton Pensacola Beach property, and no minimum payment for the Holiday Inn Resort Pensacola Beach property). In addition, for the Hilton Pensacola Beach property, following a casualty and until restoration and resumption of business, minimum ground rent is due in the amount of $50,000 a year (for the first year), increasing for each six month period thereafter up to a final annualized amount equal to the greater of (i) $50,000 and (ii) the average of the three highest ground rents payable during the ten year period preceding the casualty. Monthly ground lease percentage rents from September 2011 through August 2012 ranged from $19,000 during the low season to $74,000 during the peak season for the Hilton Pensacola Beach property and from $6,000 to $50,000 for the Holiday Inn Resort Pensacola Beach property.  It is noted that all percentage rent to become payable under the ground lease is currently a pass-through expense and is billed to hotel guests on their individual folios.  This practice is in line with that of the other hotel properties along Pensacola Beach.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

12 & 14 Via De Luna Drive Pensacola, FL 32561	Collateral Asset Summary – Loan No. 4 Innisfree Pensacola Beach Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,925,010 54.7% 1.67x 12.2%

Innisfree Pensacola Beach Hotel Portfolio
1 Hilton Pensacola Beach
12 Via De Luna Drive
Pensacola, FL 32561
2 Holiday Inn Resort Pensacola
14 Via De Luna Drive
Pensacola, FL 32561
Meridian
Selma
Auburn
Phenix City
COLUMBUS
MISSISSIPPI
MONTGOMERY
ALABAMA
Eufaula
GEORGIA
Jackson
Albany
Hattiesburg
Fort Rucker
Opp
Dothan
DE SOTO NATIONAL FOREST
CONECUH NATIONAL FOREST
Prichard
MOBILE
Crestview
Bainbridge
Biloxi
PENSACOLA
Eglin AFB
Niceville
FLORIDA
GULFPORT
Fort Walton Beach
Destin
TALLAHASSEE
Pensacola Beach
Panama City
APALACHICOLA NATIONAL FOREST
Tyndall Air Force Base
Gulf of Mexico
Pensacola State College
Sacred Heart Health System/ Nemours Children's Clinic
Cordova Mall
Brent
Pensacola Gulf Coast Regional Airport
Summit Blvd.
ESCAMBIA COUNTY
Bayou Texar
Bayou Blvd.
Scenic Hwy.
Texar Dr.
PENSACOLA
Maxwell St.
Lakeview Ave.
9th Ave.
12th Ave.
18th Ave.
Baptist Hospital
Palafox St.
A St.
E. Cervantes St.
E. Jackson St.
Downtown
Pensacola Civic Center
Pensacola Children's Museum
Pensacola City Hall
T.T. Wentworth, Jr. Florida State Museum
Pensacola Maritime Park
Pensacola Bay Bridge
Pensacola Bay
Butcherpen Cove
GULF ISLANDS NATIONAL SEASHORE
SANTA ROSA COUNTY
Tiger Point Golf and Country Club
Gulf Breeze Hospital
Gulf Breeze Parkway
Fairpoint Dr.
Gulf Breeze
Shoreline Dr.
Shoreline Park
English Navy Cove
Santa Rosa Sound
Pensacola Beach Blvd.
Santa Rosa Island
ESCAMBIA COUNTY
360 degree Pensacola Beach Observation Wheel
Via De Luna Drive
Little Sabine Bay
GULF ISLANDS NATIONAL SEASHORE
Gulf Pier
Casino Beach
Pensacola Beach
Fort Pickens Rd.
Gulf of Mexico

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

230 North Michigan Avenue Chicago, IL 60601	Collateral Asset Summary – Loan No. 5 Hard Rock Hotel Chicago	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,946,721 52.3% 1.77x 13.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

230 North Michigan Avenue Chicago, IL 60601	Collateral Asset Summary – Loan No. 5 Hard Rock Hotel Chicago	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,946,721 52.3% 1.77x 13.9%

Mortgage Loan Information			Property Information
Loan Seller:	LCF		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Full Service Hospitality
Sponsor:	Becker Ventures, LLC		Collateral:	Fee Simple
Borrower:	HRHC Delaware, LLC		Location:	Chicago, IL
	HRH Chicago, LLC		Year Built / Renovated:	1929 / 2004
Original Balance:	$48,000,000		Rooms:	381
Cut-off Date Balance:	$47,946,721		Property Management:	BLM-Chicago, LLC
% by Initial UPB:	3.2%		Underwritten NOI:	$6,669,690
Interest Rate:	4.8130%		Underwritten NCF:	$5,342,594
Payment Date:	6th of each month		Appraised Value:	$91,600,000
First Payment Date:	January 6, 2013		Appraisal Date:	October 12, 2012
Maturity Date:	December 6, 2017		As Stabilized” Appraised Value(3):	$103,000,000
Amortization:	360 months		“As Stabilized” Appraisal Date(3):	November 1, 2016
Additional Debt:	None
Call Protection:	L(25), D(31), O(4)		Historical NOI
Lockbox / Cash Management:	Springing Hard / Springing		Most Recent NOI:	$6,603,975 (August 31, 2012)
			2011 NOI:	$5,327,249 (December 31, 2011)
Reserves(1)			2010 NOI:	$4,282,466 (December 31, 2010)
	Initial	Monthly	2009 NOI:	$2,724,122 (December 31, 2009)
Taxes:	$329,809	$65,962
Insurance:	$45,859	$15,286	Historical Occupancy(4)
FF&E(2):	$0	1/12 of 5% of Gross	Current Occupancy:	77.5% (August 31, 2012)
		Revenues	2011 Occupancy:	72.0% (December 31, 2011)
Required Repairs:	NAP	NAP	2010 Occupancy:	71.6% (December 31, 2010)
Debt Service Reserve:	$504,433	NAP	2009 Occupancy:	68.4% (December 31, 2009)

(1)   See “Initial Reserves” and “Ongoing Reserves” herein.
(2)   The FF&E Reserve is 1/12th of 5.0% of annual gross revenues or other such amount then required by franchisor, with a minimum of 4.0%.
(3)   The “As Stabilized” LTV is 46.6% based on achieving a stabilized occupancy of 77.0% and stabilized ADR of $217.80.
(4)   The Historical Occupancy figures shown above are based on the borrower’s historical operating statements and represent the number of rooms occupied divided by the actual number of rooms available for the 12-month period ending on the specified date.

Financial Information
Cut-off Date Balance / Room:		$125,844
Balloon Balance / Room:		$115,853
Cut-off Date LTV:		52.3%
Balloon LTV:		48.2%
Underwritten NOI DSCR:		2.20x
Underwritten NCF DSCR:		1.77x
Underwritten NOI Debt Yield:		13.9%
Underwritten NCF Debt Yield:		11.1%

Historical Occupancy, ADR, RevPAR(1)
	Hard Rock Chicago Property			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2009	67.5%	$161.63	$109.09	65.4%	$168.91	$110.47	103.2%	95.7%	98.8%
2010	71.0%	$168.61	$119.66	69.8%	$175.67	$122.71	101.6%	96.0%	97.5%
2011	72.6%	$172.34	$125.21	71.9%	$181.95	$130.87	101.0%	94.7%	95.7%
T-12 August 2012	77.8%	$175.62	$136.56	72.8%	$187.72	$136.70	106.8%	93.6%	99.9%
(1)	Per hospitality research report.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

230 North Michigan Avenue Chicago, IL 60601	Collateral Asset Summary – Loan No. 5 Hard Rock Hotel Chicago	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,946,721 52.3% 1.77x 13.9%

Primary Competitive Set(1)
Property	# of Rooms	Year Opened	Meeting Space (Sq. Ft.)	2011 Occupancy	2011 ADR	2011 RevPAR
Hard Rock Hotel Chicago	381	2004	8,437	73%	$172.72	$125.78
Allegro Chicago	483	1927	14,000	67%	$160.00	$107.20
Amalfi Hotel	215	2003	2,400	75%	$170.00	$127.50
Hotel Monaco Chicago	191	1958	4,100	76%	$183.00	$139.08
Hotel Sax Chicago	353	1998	6,208	66%	$169.00	$111.54
Renaissance Blackstone Chicago Hotel	332	2008	12,000	71%	$182.00	$129.22
(1)	Source: Appraisal

The Loan. The Hard Rock Hotel Chicago loan (the “Hard Rock Loan”) is a fixed rate loan secured by the borrower’s fee simple and leasehold interest in the 381-room full service hotel located at 230 North Michigan Avenue in Chicago, Illinois (the “ Hard Rock Property”) with an original principal balance of $48.0 million. The Hard Rock Loan has a five year term and amortizes on a 30-year schedule. The Hard Rock Loan accrues interest at a fixed rate equal to 4.8130% per annum and has a Cut-off Date Balance of approximately $47.9 million. Loan proceeds along with approximately $22.0 million of cash equity from the borrower were used to retire prior existing debt for $68.0 million. Based on the “As-is” appraised value of $91.6 million as of October 12, 2012, the Cut-off Date LTV is 52.3% and the remaining implied equity is approximately $43.6 million. Based on the “As Stabilized” appraised value of $103.0 million as of November 1, 2016, the “As Stabilized” LTV is 46.6%. The most recent financing of the Hard Rock Property was included in the JPMCC 2007-LD12 transaction.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$48,000,000	68.6%	Loan Payoff	$68,000,000	97.2%
Sponsor Equity	$21,967,383	31.4%	Reserves	$880,102	1.3%
			Closing Costs	$1,087,281	1.6%
Total Sources	$69,967,383	100.0%	Total Uses	$69,967,383	100.0%

The Borrower / Sponsor.    The borrowers, HRHC Delaware, LLC (fee) and HRH Chicago, LLC (master tenant), are each single purpose limited liability companies structured to be bankruptcy-remote, with one independent director in its organizational structure.  The sponsor of the borrowers and the nonrecourse carve-out guarantor is Becker Ventures, LLC (“Becker”).  Founded in 1998 by Charles Becker, Becker is a private investment firm based in Grosse Pointe, MI.   Prior to founding the company Mr. Becker was the Chairman and CEO of Becker Group, a global supplier of automotive interior components and systems with sales over $1.4 billion and 60 design, engineering, tooling and manufacturing facilities in 15 countries.   In 1998 Becker Group was sold to Johnson Controls, Inc. Becker invests in real estate, hospitality, health and industrial manufacturing sectors through three primary branches: Becker Investments, Becker Hospitality and Becker Entertainment.

The Property. The Hard Rock Property is a 38-story full service hotel located in the Carbide & Carbon Building at 230 North Michigan Avenue (at the corner of North Michigan Avenue and East Wacker Place) in the central loop of Chicago, Illinois and was constructed in 1929 by architects Hubert and Daniel Burnham and later renovated in 2004. The Hard Rock Property was recognized as a City of Chicago Historic Landmark in 1996.  The Hard Rock Property is well located in the heart of the central loop section of downtown Chicago and has excellent Michigan Avenue frontage, just south of Chicago’s magnificent mile, some of the most highly sought after retail space in Chicago.  The Hard Rock Property is located on a 0.43 acre corner parcel and contains approximately 300,000 sq. ft., including 8,437 sq. ft. of meeting space.

The sponsor acquired the Hard Rock Property in 2002 and completed a $106 million conversation / renovation from its prior use as an office building with ground floor retail.   Since opening as the Hard Rock Hotel in 2004 the sponsor has invested an additional $9.15 million in capital improvements.

The Hard Rock Property has 266 king rooms, 94 queen rooms, 8 studio suites, 12 one bedroom suites and 1 two bedroom suites.  Given the conversion from a prior use, the Hard Rock Property has some of the largest rooms in the market with the average king room size of 400 sq. ft.  Amenities at the Hard Rock Property include spa services, a Hard Rock gift shop, fully equipped fitness center, a business center and valet parking.  Food and beverage operations at the Hard Rock Property are driven by the 81-seat Angels and

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

230 North Michigan Avenue Chicago, IL 60601	Collateral Asset Summary – Loan No. 5 Hard Rock Hotel Chicago	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,946,721 52.3% 1.77x 13.9%

Kings bar located off the lobby and the newly opened 180-seat Chuck’s Manufacturing (“Chuck’s”).  Chuck’s is approximately 4,000 sq. ft. and is located along the Hard Rock Property’s Michigan Avenue frontage.

The Hard Rock Property is currently operating under a Hard Rock International license agreement which expires on December 31, 2016.  The license agreement includes a royalty fee of 5% of room revenue, 4% of F&B revenue excluding restaurant operations and 2% of food and beverage revenue from restaurant operations.  Additional terms include a marketing fee of 1% of total revenue.  Due to the expiring license agreement, the Hard Rock Loan has been structured with $5 million of recourse which burns off at such time as $5 million (less any amounts on deposit in the FF&E Reserve and any funds disbursed to the borrower to pay for work for franchise renewal or replacement purposes) of cash, or a letter of credit, has been funded into the PIP Reserve ($13,123/key).

Environmental Matters. The Phase I environmental report dated October 25, 2012 recommended no further action at the Hard Rock Property.

The Market.   The Hard Rock Property is located within the central loop of Downtown Chicago and is located in the Carbide & Carbon Building on Michigan Avenue. The greater Chicago market surrounding the subject property offers an abundance of lodging properties, estimated at 134 hotels and motels offering approximately 37,400 guestrooms. These properties range from small, independently owned and operated motels, to large, convention-oriented full-service hotels that operate as part of a national hotel chain. Of this larger supply set, the subject property competes with a smaller set of hotels based on location, market position, and facilities. The subject’s directly competitive set comprises 22 properties containing 6,751 guestrooms, or approximately 18% of the total Chicago supply of hotel rooms.

Since 2010, occupancy levels have been robustly rebounding, exceeding the peaks of the prior ten years. Average rate trends have been more muted. Beginning in 2002, average rates increased dramatically from $146, reaching a peak of $213 in 2007. By 2009, as a result of discounting during the economic recessions, average rates had contracted to $161. Beginning in 2010, rates have been recovering steadily, and average rates are expected to finish 2012 above $180.  The Hard Rock Property’s primary and secondary competitors averaged 2011 occupancy and ADR of 71.8% and $174.38 in 2011, 3.9% and 3.6% increase respectively from 2010.

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	T-12 8/31/2012	U/W	U/W per Room
Occupancy	71.6%	72.0%	77.5%	77.5%
ADR	$167.15	$174.59	$176.30	$176.30
RevPAR	$119.64	$125.78	$136.67	$136.67

Room Revenue	$16,637,721	$17,491,840	$19,057,804	$19,005,734	$49,884
F&B Revenue	4,563,258	4,938,334	4,992,788	6,727,726	17,658
Other Revenue	1,241,873	1,157,375	936,032	808,475	2,122
Total Revenue	$22,442,852	$23,587,549	$24,986,625	$26,541,934	$69,664
Operating Expenses	9,194,191	9,428,430	9,353,393	10,637,532	27,920
Undistributed Expenses	7,638,792	7,732,020	7,928,968	7,992,014	20,976
Gross Operating Profit	$5,609,869	$6,427,099	$7,704,263	$7,912,389	$20,767
Total Fixed Charges	1,327,403	1,099,850	1,100,288	1,242,699	3,262
Net Operating Income	$4,282,466	$5,327,249	$6,603,975	$6,669,690	$17,506
FF&E	1,099,770	1,170,610	1,249,171	1,327,097	3,483
Net Cash Flow	$3,182,696	$4,156,639	$5,354,804	$5,342,594	$14,023

Property Management.    The Hard Rock Property is managed by BLM-Chicago, LLC, a sponsor affiliate and subsidiary of Becker Lodging Management, the sponsor’s property management arm.

Lockbox / Cash Management.    The Hard Rock Loan is structured with a springing hard lockbox and springing cash management. The borrower is obligated to establish the lockbox account within 30 days following the occurrence of a Sweep Event.  During a Sweep

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

230 North Michigan Avenue Chicago, IL 60601	Collateral Asset Summary – Loan No. 5 Hard Rock Hotel Chicago	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,946,721 52.3% 1.77x 13.9%

Event period, funds in the lockbox account will be swept daily to a cash management account under the control of the lender and disbursed during each interest period of the loan term in accordance with the loan documents.  A Sweep Event is defined as an occurrence of an event of default and the Sweep Event may be cured at such time as the lender has accepted, in its sole and absolute discretion, a cure of all then-outstanding defaults.

Initial Reserves.    At closing, the borrower deposited (i) $329,809 into a tax reserve account, (ii) $45,859 into an insurance reserve account, (iii) $504,433 into a debt service reserve (this debt service reserve will be held as additional collateral for the loan).

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $65,962, into a tax reserve account, (ii) 1/12 of the annual insurance premiums, which currently equates to $15,286, into an insurance reserve account, and (iii) 1/12th  of 5.0% of annual gross revenues into an FF&E reserve account (or other such amount then required by franchisor, with a minimum of 4.0%).

Twelve months prior to the expiration of the existing franchise agreement (December 2015), the borrower is required to deposit $5.0 million of cash or a letter of credit for $5.0 million (less the aggregate of all funds then in the FF&E Reserve plus any funds disbursed to borrower to pay for work for franchise renewal or replacement purposes) into a PIP Reserve. In addition, to the extent that insufficient funds are on deposit to cover any PIP work, the borrower will be obligated to deposit 125% of the cost of such work into the PIP Reserve.

Current Mezzanine or Subordinate Indebtedness.     None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Master Lease.    The Hard Rock Property is subject to a master lease between the fee owner, HRHC Delaware, LLC and the master tenant, HRH Chicago, LLC.   Both parties are owned, indirectly, by the sponsor and are co-borrowers under the Hard Rock Loan.  The master lease is subordinate to the loan and, upon an event of default, the lender has the ability to foreclose on the fee and/or the leasehold interests and terminate the master lease.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

230 North Michigan Avenue Chicago, IL 60601	Collateral Asset Summary – Loan No. 5 Hard Rock Hotel Chicago	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,946,721 52.3% 1.77x 13.9%

Hard Rock Hotel Chicago
230 North Michigan Avenue
Chicago, IL 60601
CHICAGO
River West
River North
Near North Side
Gold Coast
Streeterville
New East Side
Chicago Loop
West Loop
Greektown
Printers Row
South Loop
Near South Side
MILLENNIUM PARK
GRANT PARK
Burnham Park
Lake Michigan
Lake Shore Drive
Chicago River
North Branch
Chicago R.
Kennedy Expwy
Jane Adams Memorial Park
Navy Pier
Chicago Marina
Chicago Yacht Club
Shedd Aquarium
Field Museum
Soldier Field
Buckingham Fountain
Cloud Gate
Jay Pritzker Pavilion
Art Institute of Chicago
Petrillo Band Shell
Merchandise Mart
Marina City
Trump Intl. Hotel & Tower
Wrigley Building
Tribune Tower
NBC Tower
Water Tower
Water Tower Place
John Hancock Center
Museum of Contemporary Art Chicago
Northwestern University Chicago Campus
Northwestern Memorial Hospital
Loyola University Water Tower Campus
Moody Bible Institute
The Shops at North Bridge
River East Center
Chicago Theatre
Ford Ctr. for Performing Arts
James R. Thompson Ctr./ Atrium Mall
City Hall
Daley Plaza
Chicago Cultural Center
Prudential Plaza
AON Center
Harris Music & Dance Theater
Lyric Opera of Chicago
Citigroup Center
Chicago Mercantile Exchange
Union Station
Ogilvie Metra
Willis (Sears) Tower
AT&T Corporate Center
Hyatt Center
Chase Tower
Chicago Board of Trade
Chicago Stock Exchange
Chicago Symphony Center
DePaul Univ. College of Law
Robert Morris Univ.
Auditorium Theatre
Spertus Inst. of Jewish Studies
La Salle St. Metra
Van Buren Street Metra
Randolph Street Metra
Museum/Campus/11th St. Metra
Dearborn Park
University of Illinois - Chicago
333 Wacker Drive
Metra Commuter Rail
Blue Line
Pink, Green Lines
Brown, Purple Lines
Red Line
Green, Orange Lines
90
94
290
41
E. Delaware Pl.
E. Chestnut St.
E. Chicago Ave.
E. Superior St.
E. Huron St.
E. Erie St.
E. Ontario St.
E. Ohio St.
E. Grand Ave.
E. Illinois St.
E. Hubbard St.
E. Kinzie St.
E. North Water St.
E. Wacker Dr.
E. South Water St.
E. Lake St.
E. Randolph St.
E. Monroe St.
E. Jackson Blvd.
Congress Pkwy.
E. Balbo Ave.
E. 8th St.
E. 9th St.
E. 11th St.
E. 14th St.
E. Roosevelt Rd.
W. Roosevelt Rd.
W. Locust St.
W. Chicago Ave.
W. Superior St.
W. Huron St.
W. Erie St.
W. Ontario St.
W. Grand Ave.
W. Hubbard St.
W. Kinzie St.
W. Fulton St.
W. Lake St.
W. Wacker Dr.
W. Randolph St.
W. Washington St.
W. Madison St.
W. Monroe St.
W. Adams St.
W. Jackson Blvd.
W. Van Buren St.
W. Harrison St.
N. Halsted St.
N. Larrabee St.
N. Hudson Ave.
N. Orleans St.
N. Franklin St.
N. La Salle St.
N. Clark St.
N. Dearborn St.
N. State St.
N. Wabash Ave.
N. Rush St.
N. Michigan Ave.
N. Saint Clair St.
N. Kingsbury St.
N. Wacker Dr.
N. Green St.
S. Jefferson St.
S. Clinton St.
S. Canal St.
S. Wacker Dr.
S. Franklin St.
S. Wells St.
S. Clark St.
S. Dearborn St.
S. State St.
S. Wabash Ave.
S. Michigan Ave.
S. Financial Pl.
S. La Salle St.
S. Columbus Dr.
Des Plaines
Niles
Skokie
Evanston
Elk Grove Village
Park Ridge
Chicago O'Hare International Airport
Melrose Park
Oak Park
Elmhurst
Maywood
Cicero
Berwyn
Chicago Midway Intl. Airport
Oak Lawn
Orland Park
Lake Michigan
INDIANA

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Sterling Heights, MI Clinton Township, MI	Collateral Asset Summary – Loan No. 6 Rudgate Manor & Rudgate Clinton MHC Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,847,114 65.5% 1.72x 10.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Sterling Heights, MI Clinton Township, MI	Collateral Asset Summary – Loan No. 6 Rudgate Manor & Rudgate Clinton MHC Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,847,114 65.5% 1.72x 10.9%

Mortgage Loan Information			Property Information
Loan Seller:	LCF		Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance		Property Type:	Manufactured Housing Community
Sponsors:	Randall Orley, Gregg Orley, Sun		Collateral:	Fee Simple
	Communities Operating Limited		Location:	Various, MI
	Partnership		Year Built / Renovated:	Various / Various
Borrowers:	Rudgate Clinton SPE, LLC; Rudgate		Total Pads:	1,600
	Clinton Estates SPE, LLC; and		Property Management:	Sun Home Services, Inc
	Rudgate Village SPE, LLC		Underwritten NOI:	$4,974,967
Original Balance:	$45,900,000		Underwritten NCF:	$4,894,967
Cut-off Date Balance:	$45,847,114		Appraised Value:	$70,000,000
% by Initial UPB:	3.1%		Appraisal Date:	August 5, 2012
Interest Rate:	4.6500%
Payment Date:	6th of each month		Historical NOI(4)
First Payment Date:	January 6, 2013		Most Recent NOI(5):	$5,156,134(October 31, 2012)
Maturity Date:	December 6, 2022		2011 NOI:	$5,179,386 (December 31, 2011)
Amortization:	360 months		2010 NOI:	$5,136,487 (December 31, 2010)
Additional Debt(1):	$15,000,000 Mezzanine Loan		2009 NOI:	$5,151,322 (December 31, 2009)
	Future Mezzanine Debt Permitted
Call Protection:	L(25), D(91), O(4)		Historical Occupancy
Lockbox / Cash Management:	Soft / Springing		Current Occupancy:	88.6% (November 7, 2012)
			2011 Occupancy:	89.9% (December 31, 2011)
Reserves(2)			2010 Occupancy:	90.1% (December 31, 2010)
	Initial	Monthly	2009 Occupancy:	89.1% (December 31, 2009)
Taxes:	$240,190	$48,038
(1)  See “Current Mezzanine or Subordinate Indebtedness” and “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(2)   See “Initial Reserves” and “Ongoing Reserves” herein.
(3)  The calculations including the additional debt are based on the initial advance of $15,000,000 and the current pay rate of 2.0% per annum. See “Current Mezzanine or Subordinate Indebtedness” and “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(4)   Rudgate Manor and a portion of Rudgate Clinton historically reported financials on a fiscal year basis with a fiscal year ending March 31st.  The 2009, 2010, and 2011 NOI for the portions of the properties associated with these entities are shown based upon their fiscal year (i.e. 2011 NOI represents the twelve month period ending March 31, 2012).  The remainder of Rudgate Clinton historically reported on a calendar year basis.
(5)  Most Recent NOI is based upon the trailing-10 months through October 31, 2012, annualized.

Insurance:	$0	Springing
Replacement:	$0	$6,667
Required Repairs:	$0	NAP

Financial Information
	Mortgage Loan	Total Debt
Cut-off Date Balance / Pad:	$28,654	$38,029(3)
Balloon Balance / Pad:	$23,310	NAV(1)
Cut-off Date LTV:	65.5%	86.9%(3)
Balloon LTV:	53.3%	NAV(1)
Underwritten NOI DSCR:	1.75x	1.58x(1)
Underwritten NCF DSCR:	1.72x	1.56x(1)
Underwritten NOI Debt Yield:	10.9%	8.2%(3)
Underwritten NCF Debt Yield:	10.7%	8.0%(3)

Property Summary
Property Name	Location	Pads	Year Built / Renovated	Allocated Loan Amount	Appraised Value	Occupancy(1)
Rudgate Manor	Sterling Heights, MI	933	1973 / 1985	$25,900,000	$39,500,000	87.5%
Rudgate Clinton	Clinton Township, MI	667	1985 / 1997	$20,000,000	$30,500,000	90.1%
Total / Wtd. Average:		1,600		$45,900,000	$70,000,000	88.6%
(1)	Based on rent rolls dated November 7, 2012

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Sterling Heights, MI Clinton Township, MI	Collateral Asset Summary – Loan No. 6 Rudgate Manor & Rudgate Clinton MHC Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,847,114 65.5% 1.72x 10.9%

The Loan. The Rudgate Manor & Rudgate Clinton MHC Portfolio loan (the ”Rudgate Manor & Rudgate Clinton MHC Portfolio Loan”) is a fixed rate loan secured by the borrowers’ fee simple interest in two manufactured housing communities totaling 1,600 pads located in the northern suburbs of Detroit, Michigan (the “Rudgate Manor & Rudgate Clinton MHC Portfolio Properties”) with an original principal balance of $45.9 million. The Rudgate Manor & Rudgate Clinton MHC Portfolio Loan has a 10-year term and amortizes on a 30-year schedule. The Rudgate Manor & Rudgate Clinton MHC Portfolio Loan accrues interest at a fixed rate equal to 4.6500% per annum and has a Cut-Off Date Balance of approximately $45.8 million. Loan proceeds were used to retire existing debt of approximately $11.2 million, giving the borrower a cash out of $34.0 million, not including the mezzanine loan. Based on the appraised value of $70.0 million as of August 5, 2012, the Cut-off Date LTV is 65.5% and the remaining implied equity is $24.2 million, not including the mezzanine loan.  The most recent prior financings of the Rudgate Manor & Rudgate Clinton MHC Portfolio Properties were not included in a securitization.

At closing of the Rudgate Manor & Rudgate Clinton MHC Portfolio Loan, an affiliate of Sun Communities, Inc. (NYSE: SUI) (“Sun”), through a mezzanine loan, provided $15.0 million of new cash and took over all aspects of property management through an affiliate (Sun Home Services, Inc. (“SHS”)).

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$45,900,000	75.4%	Loan Payoff	$11,197,072	18.4%
Mezzanine Loan	15,000,000	24.6%	Reserves	240,190	0.4%
			Closing Costs	460,675	0.7%
			Return of Equity	49,002,663	80.5%
Total Sources	$60,900,000	100.0%	Total Uses	$60,900,000	100.0%

The Borrower / Sponsor.    The borrowers, Rudgate Clinton SPE, LLC, Rudgate Clinton Estates SPE, LLC and Rudgate Village SPE, LLC, are single purpose Delaware limited liability companies structured to be bankruptcy-remote, with one independent director in each of their organizational structures.  The sponsors and nonrecourse carve-out guarantors are (a) Randall and Gregg Orley, principals of Rudgate Communities and (b) Sun Communities Operating Limited Partnership (“SCOLP”).

Rudgate Communities is a private, family-owned company that was founded in 1968 by Joseph and Graham Orley as an outgrowth of a land development business. Rudgate focuses solely on the ownership and operation of manufactured housing communities in southeastern Michigan.

SCOLP is the main operating subsidiary through which Sun operates, develops and finances manufactured housing communities. SCOLP and Sun (together, “Sun Communities”) are structured as an umbrella partnership REIT, or UPREIT, founded in 1993. As of June 30, 2012, Sun owned and operated a portfolio of 162 properties located in 18 states, including 141 manufactured housing communities, 11 recreational vehicle communities and ten properties containing both manufactured housing and recreational vehicle sites. The properties contained an aggregate of 55,921 developed sites comprised of 47,939 developed manufactured home sites, 7,982 recreational vehicle sites, and approximately 6,450 additional manufactured home sites suitable for development.

The Properties. The Rudgate Manor & Rudgate Clinton MHC Portfolio Properties represent the fee simple interest in two, four-star  manufactured housing communities totaling 1,600 pads located in the northern suburbs of Detroit, Michigan.

The Rudgate Clinton property is located on 20475 Foster Drive in Clinton Township, Michigan.  The Rudgate Clinton property was built in two phases.  The first phase, developed in 1985, consists of 563 sites.  The second phase, referred to as Clinton Estates, was developed in 1997 and contains 104 sites.  In total, the Rudgate Clinton property consists of 667 sites located on 90.7 acres. Approximately 50.0% of the currently occupied sites feature multi-sectional homes (double-wide homes).  The majority of the homes are newer homes, with approximately 20.0% of the homes having added either a porch, sunroom, shed, or carport.  Also on site are shared property amenities, including a clubhouse, outdoor pool, and a playground.  The Rudgate Clinton property is an all-age community and is 90.1% occupied as of November 7, 2012. The Rudgate Clinton property is located in the Chippewa Valley School District, a consistent outperformer in the area in terms of graduation rate and testing results.

The Rudgate Manor property is located on 5150 Rudgate Circle, Sterling Heights, Michigan in the Utica School District, one of the top school systems in southeastern Michigan. The Rudgate Manor property consists of 933 home sites located on 149.33 acres. Approximately 60.0% of the currently occupied sites feature multi-sectional homes (double-wide homes).  The majority of the homes are newer homes, featuring pitched roofs and vinyl siding, with approximately 40.0% of the homes having added either a porch, sunroom, shed or carport.  The Rudgate Manor property was built in 1973 and renovated in 1985. The Rudgate Manor property is an all-age community and is 87.5% occupied as of November 7, 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Sterling Heights, MI Clinton Township, MI	Collateral Asset Summary – Loan No. 6 Rudgate Manor & Rudgate Clinton MHC Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,847,114 65.5% 1.72x 10.9%

Environmental Matters. The Phase I environmental reports, dated August 8 and August 9, 2012, recommended the development and implementation of Asbestos Operation and Maintenance Plans for the Rudgate Manor & Rudgate Clinton MHC Portfolio Properties, which were put in place at closing of the Rudgate Manor & Rudgate Clinton MHC Portfolio Loan.

The Market.  The Rudgate Manor & Rudgate Clinton MHC Portfolio Properties are both located in Macomb County, Michigan.  Macomb County is located north of the Detroit CBD within the Detroit-Warren-Livonia MSA.  Macomb County is the third most populous county in Michigan, with a 2010 census population of 840,978.  The county also experienced the highest rate of population growth in the state between 2000 and 2010 at 6.7%.  The Rudgate Clinton property is located within Clinton Township, in Macomb County.  Clinton is the most populous township in Michigan, with a 2010 population of 96,796, and is the tenth largest municipality in Michigan.  Clinton is located in central Macomb County.  Median household income in the township was $50,067 as of 2010.  The Rudgate Manor property is located within the city of Sterling Heights, in Macomb County.  Sterling Heights is the second largest suburb in southeastern Michigan and the fourth largest city in Michigan, with a 2010 population of 129,699.  Median household income in the city was $60,494 as of 2000.  The overall market has shown signs of strength and resiliency over the past several years of the recession. This is anticipated to hold true as the property type fills a need for affordable housing. Housing costs at The Rudgate Manor & Rudgate Clinton MHC Portfolio Properties are significantly below typical monthly costs for single family homes ($842/month) and multifamily apartments ($600 - $1,000/month).

Competitive Set(1)
Name	Camelot Village	Shelby Forest	Shelby West	Silver Springs	Sterling Estates	West Brook
Year Built	1975	1985	1987	1995	1967	1996
Total Occupancy	80%	88%	97%	90%	86%	97%
Homesites (Pads)	712	664	644	547	760	388
Home Mix	Single / Double	Single / Double	Double	Double	Single / Double	Double
Average Pad Rent	$388	$393	$405	$402	$449	$517
(1)	Source: Appraisal

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	Annualized T-10 10/31/2012	U/W	U/W per Unit
Gross Potential Rent	$7,682,825	$7,683,760	$7,683,564	$7,762,968	$4,852
Total Recoveries	0	0	0	0	$0
Total Other Income	135,306	137,020	155,246	664,621	$415
Less: Vacancy & Credit Loss	(941,802)	(895,858)	(946,139)	(902,904)	($564)
Effective Gross Income	$6,876,329	$6,924,922	$6,892,672	$7,524,685	$4,703
Total Operating Expenses	1,739,842	1,745,536	1,736,538	2,549,718	$1,594
Net Operating Income	$5,136,487	$5,179,386	$5,156,134	$4,974,967	$3,109
Capital Expenditures	0	0	0	80,000	$50
Net Cash Flow	$5,136,487	$5,179,386	$5,156,134	$4,894,967	$3,059

Property Management.    Management services for the Rudgate Manor & Rudgate Clinton MHC Portfolio Properties will be provided by SHS, the property management arm of Sun.

Lockbox / Cash Management.    The Rudgate Manor & Rudgate Clinton MHC Portfolio Loan is structured with a soft lockbox and springing cash management. The borrowers are required to deposit all rents and other payments into the clearing account controlled by the lender. Absent the occurrence of a sweep event, all funds in the lockbox account will be swept daily to the borrowers’ operating accounts.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Sterling Heights, MI Clinton Township, MI	Collateral Asset Summary – Loan No. 6 Rudgate Manor & Rudgate Clinton MHC Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,847,114 65.5% 1.72x 10.9%

A sweep event will occur (i) upon the occurrence of an event of default, (ii) if the DSCR (based on the trailing 12-month period and including mezzanine loan payment rate of 2.0%) is less than 1.10x for 2 consecutive calendar quarters, (iii) upon the occurrence of an event of default beyond applicable notice and cure periods under the management agreement, or (iv) if Sun Communities becomes insolvent or a debtor in any bankruptcy proceedings.

Initial Reserves.    At closing, the borrower deposited $240,190 into a tax reserve account.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $48,038, into a tax reserve account, and (ii) $6,667 into a capital expenditure account (subject to a cap of $79,896).  Insurance is covered under a blanket policy, and as long as such acceptable blanket policy is in place, no ongoing insurance reserves will be taken.

Current Mezzanine or Subordinate Indebtedness.    At the closing of the Rudgate Manor & Rudgate Clinton MHC Portfolio Loan, Sun Rudgate Lender LLC (the “Mezzanine Loan Lender”), a wholly owned subsidiary of Sun, concurrently funded a $15,000,000 mezzanine loan at closing with a 10 year term at a 24% per annum accrual rate, and a 2% per annum payment rate. Sun took over all property management responsibilities immediately upon closing of the Rudgate Manor & Rudgate Clinton MHC Portfolio Loan and additionally has the right to appoint a Sun independent manager for each of the mezzanine borrowers.  No mortgage borrower may amend its SPE provisions or take material action (i.e., bankruptcy filing or similar action) without the written consent of such Sun independent manager. SCOLP also serves as a guarantor of certain recourse carveouts of the Rudgate Manor & Rudgate Clinton MHC Portfolio Loan.

Future Mezzanine or Subordinate Indebtedness Permitted. The combined mezzanine loan notes evidence a total of $40,000,000 as follows: (i) a $25,000,000 promissory note (mezzanine), which accrues interest at the rate of 24% per annum with a 2% per annum pay rate, and (ii) a $15,000,000 future advance promissory note (mezzanine) which accrues interest at the rate of 24% per annum.  At origination, there was an initial advance of $15,000,000 of the $25,000,000 promissory note (mezzanine). The mezzanine borrower has a right to receive additional advances of the promissory note (mezzanine) for capital expenditures and operating expense shortfalls. In addition, the mezzanine borrowers have the right to accrue the difference between the 24% per annum interest rate and the 2% per annum current pay rate and these accruals will be evidenced by the future advance promissory note (mezzanine).  The mezzanine loan is secured by the equity interest in the borrowers under the Rudgate Manor & Rudgate Clinton MHC Portfolio Loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Sterling Heights, MI Clinton Township, MI	Collateral Asset Summary – Loan No. 6 Rudgate Manor & Rudgate Clinton MHC Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,847,114 65.5% 1.72x 10.9%

Rudgate Manor MHC & Rudgate Clinton MHC
1 Rudgate Manor MHC
2 Rudgate Clinton MHC
Sterling Heights, MI
Clinton Township, MI
Stony Creek Metro Park
Stony Creek Lake
The Glacier Golf Course
Washington
Snell Rd
Orion Rd
Dutton Rd
Tienken Rd
Walton Blvd
Auburn Rd
26 Mile Rd
25 Mile Rd
24 Mile Rd
23 Mile Rd
22 Mile Rd
21 Mile Rd
19 Mile Rd
18 Mile Rd
17 Mile Rd
15 Mile Rd
14 Mile Rd
13 Mile Rd
12 Mile Rd
11 Mile Rd
10 Mile Rd
9 Mile Rd
8 Mile Rd
7 Mile Rd
Mound Rd
Earl Memorial Hwy
Schoenherr Rd
Hayes Rd
Shelby Rd
Rochester
Rochester College
Rochester Hills
Shelby
Cherry Creek Golf Club
Rochester/Utica State Recr. Area
Hampton Village Centre
Thelma Spencer Park
Dequindre Rd
Ryan Rd
Utica
Hall Road Crossing
Hall Rd
Lakeside Mall
Macomb Comm. College - Center Campus
The Forum at Gateways
Beaumont Hosp. - Troy Campus
Crooks Rd
Livernois Rd
Rochester Rd
John R Rd
Square Lake Rd
Utica Rd
OAKLAND COUNTY
Troy
Walsh College
South Clinton River Park
Saal Rd
Garfield Rd
Cass Ave
Canal Rd
STERLING HEIGHTS
Rammler Golf Course
CLINTON TWP.
Mount Clemens
Mt. Clemens Reg. Medical Center
Moravian Dr
Crocker Blvd
Selfridge Air National Guard Base
Harrison
Metro Pkwy
Big Beaver Rd
Maple Rd
MACOMB COUNTY
The Shops at Sterling Ponds
Maple Lane Golf Course
Groesbeck Hwy
Harper Ave
Fraser
Macomb Mall
Masonic Blvd
Clawson
Oakland Mall
Stephenson Hwy
Royal Oak
Madison Heights
GM Technical Center
St. John Macomb Medical Ctr.
Macomb Comm. College - South Campus
Gratiot Ave
Little Mack Ave
Jefferson Ave
WARREN
Roseville
St. Clair Shores
Walter P. Reuther Frwy
Huntington Woods
Frazho Rd
Center Line
Hazel Park
Oak Park
Ferndale
Eastpointe
Greater Mack Ave
Lake St. Clair
Chrysler Frwy
Conant St
Van Dyke Ave
Michigan State Fairgrounds
Outer Dr
WAYNE COUNTY
Univ. of Detroit-Mercy
Woodward Ave
Eastland Center
Vernier Rd
Harper Woods
Grosse Pointe Shores
Kelly Rd
Grosse Pointe Woods
DETROIT
Coleman A. Young Intl. Airport
Moross Rd
Country Club of Detroit
Highland Park
Edsel Ford Frwy
Cadieux Rd
Hamtramck
Downtown 7 miles
Grosse Pointe Farms
Waterford
Rochester Hills
Pontiac
Oakland Co. Intl. Airport
West Bloomfield
Bloomfield Hills
Birmingham
Farmington Hills
Sterling Heights
Clinton
Mount Clemens
Warren
St. Clair Shores
Southfield
Livonia
MICHIGAN
Canton
Westland
Dearborn
Taylor
Romulus
Ypsilanti
Belleville
WINDSOR
ONTARIO
CANADA
U.S.
Amherstburg
LaSalle
Trenton
Woodhaven

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Georgia, Alabama, Texas, Florida, Kentucky	Collateral Asset Summary – Loan No. 7 InTown Suites Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,500,000 59.6% 2.13x 14.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Georgia, Alabama, Texas, Florida, Kentucky	Collateral Asset Summary – Loan No. 7 InTown Suites Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,500,000 59.6% 2.13x 14.2%

Mortgage Loan Information	Property Information
Loan Seller:	CCRE	Single Asset / Portfolio:	Portfolio of 13 properties
Loan Purpose:	Refinance	Property Type:	Extended Stay Hospitality
Sponsor:	InTown Hospitality Corp.	Collateral:	Fee Simple
Borrower(1):	Various	Location:	Georgia, Alabama, Texas,
Original Balance:	$42,500,000	Florida, and Kentucky
Cut-off Date Balance:	$42,500,000	Year Built / Renovated:	1997-2003 / 2007
% by Initial UPB:	2.8%	Rooms:	1,834
Interest Rate:	4.2805%	Property Management:	InTown Lessee Services, LLC.
Payment Date:	6th of each month	Underwritten NOI:	$6,054,518
First Payment Date:	February 6, 2013	Underwritten NCF:	$5,351,261
Maturity Date:	January 6, 2023	Appraised Value:	$71,300,000
Amortization:	360 months	Appraisal Date:	December 1, 2012
Additional Debt:	None
Call Protection:	L(24), D(92), O(4)	Historical NOI(3)
Lockbox / Cash Management:	Hard / In Place	TTM NOI:	$6,380,996 (T-12 September 30, 2012)
2011 NOI:	$6,091,792 (December 31, 2011)
Reserves(2)	2010 NOI:	$5,588,263 (December 31, 2010)
Initial	Monthly	2009 NOI:	$5,587,395 (December 31, 2009)
Taxes:	$252,625	$52,083
Insurance:	$233,333	$33,333	Historical Occupancy(4)
FF&E:	$0	1/12 of 5% of the annual	TTM Occupancy:	82.8% (September 30, 2012)
gross revenues	2011 Occupancy:	80.7% (December 31, 2011)
Required Repairs:	$173,095	NAP	2010 Occupancy:	76.7% (December 31, 2010)
2009 Occupancy:	73.7% (December 31, 2009)
Financial Information	(1)	See “The Borrower / Sponsor” herein for a description of the borrowers.
Cut-off Date Balance / Room:	$23,173	(2)	See “Initial Reserves” and “Ongoing Reserves” herein.
Balloon Balance / Room:	$18,590	(3)
An adjustment was made to each Historical NOI to include a franchise fee, management fee, and additional marketing expenses, resulting in a minimum expense equal to 10.0% of total revenue for each InTown Suites Portfolio Property. See “Cash Flow” herein for additional detail. The actual Historical NOI figures were: $7,598,695 for T-12, $7,237,845 for 2011, $6,699,346 for 2010, and $6,675,307 for 2009.

Cut-off Date LTV:	59.6%
Balloon LTV:	47.8%
Underwritten NOI DSCR:	2.40x
Underwritten NCF DSCR:	2.13x
Underwritten NOI Debt Yield:	14.2%	(4)
The Historical Occupancy figures shown above are based on the borrower’s historical operating statements and represent the number of rooms occupied divided by the actual number of rooms available which excludes any rooms that were offline due to renovations, repairs, etc.

Underwritten NCF Debt Yield:	12.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Georgia, Alabama, Texas, Florida, Kentucky	Collateral Asset Summary – Loan No. 7 InTown Suites Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,500,000 59.6% 2.13x 14.2%

Portfolio Summary
Property Name	Location	# of Rooms	Year Built / Renovated(1)	Allocated Loan Amount	Appraised Value	T-12 Occupancy(2)	U/W Occupancy
InTown Suites Houston Northwest	Houston, TX	151	1999/2007	$4,900,000	$8,300,000	94.9%	85.0%
InTown Suites Savannah	Garden City, GA	139	1998/2007	$4,000,000	$6,700,000	89.9%	88.0%
InTown Suites Louisville Northeast	Louisville, KY	129	1998/2007	$3,800,000	$7,100,000	92.6%	87.5%
InTown Suites Atlantic Boulevard	Jacksonville, FL	144	2003/2007	$3,700,000	$5,900,000	87.3%	83.0%
InTown Suites Intercontinental	Houston, TX	149	2001/2007	$3,600,000	$6,200,000	82.6%	80.0%
InTown Suites St. Johns	Jacksonville, FL	138	2000 / 2007	$3,300,000	$5,200,000	83.6%	82.0%
InTown Suites Macon	Macon, GA	150	1999 / 2007	$3,200,000	$5,100,000	83.8%	80.0%
InTown Suites Montgomery	Montgomery, AL	144	1998 / 2007	$3,200,000	$5,000,000	80.9%	77.5%
InTown Suites Albany	Albany, GA	139	1998 / 2007	$3,100,000	$4,800,000	83.5%	83.5%
InTown Suites Huntsville	Huntsville, AL	135	2001 / 2007	$2,900,000	$4,500,000	79.3%	78.0%
InTown Suites Valdosta	Valdosta, GA	138	1997 / 2007	$2,500,000	$4,400,000	76.6%	75.5%
InTown Suites Dothan	Dothan, AL	139	1998 / 2007	$2,500,000	$3,900,000	73.5%	70.0%
InTown Suites Athens	Athens, GA	139	1999 / 2007	$1,800,000	$4,200,000	67.0%	67.0%
Total / Wtd. Average:		1,834		$42,500,000	$71,300,000	82.8%	79.8%
(1)	The InTown Suites Portfolio Properties were purchased by the Sponsor in 2007 and subsequently converted from Suburban Lodge Hotels to InTown Suites.
(2)	Occupancy based on the borrower’s operating statements as of T-12 September 2012.

Historical Occupancy, AWR, Weekly RevPAR(1)
	Dec-10			Dec-11			T-12 Sept 2012
Property	Occupancy	AWR(2)	Weekly RevPAR	Occupancy	AWR(2)	Weekly RevPAR	Occupancy	AWR(2)	Weekly RevPAR
InTown Suites Houston Northwest	71.8%	$186.66	$134.02	90.1%	$179.61	$161.89	94.9%	$197.07	$187.08
InTown Suites Savannah	78.4%	$181.66	$142.41	90.5%	$183.40	$165.99	89.9%	$191.37	$172.00
InTown Suites Louisville Northeast	58.1%	$179.87	$104.45	87.0%	$175.28	$152.55	92.6%	$192.62	$178.38
InTown Suites Atlantic Boulevard	80.9%	$196.46	$158.84	81.5%	$196.74	$160.38	87.3%	$196.37	$171.45
InTown Suites Intercontinental	66.7%	$188.65	$125.85	69.6%	$182.23	$126.76	82.6%	$188.37	$155.57
InTown Suites St. Johns	74.1%	$191.46	$141.93	82.0%	$195.03	$159.98	83.6%	$198.44	$165.97
InTown Suites Macon	84.4%	$165.34	$139.60	79.3%	$166.73	$132.20	83.8%	$162.91	$136.44
InTown Suites Montgomery	75.6%	$166.66	$126.02	81.4%	$167.21	$136.18	80.9%	$167.60	$135.56
InTown Suites Albany	92.9%	$178.32	$165.59	82.1%	$185.58	$152.38	83.5%	$178.86	$149.28
InTown Suites Huntsville	73.7%	$187.72	$138.43	78.7%	$194.00	$152.62	79.3%	$192.14	$152.27
InTown Suites Valdosta	78.8%	$160.24	$126.29	80.4%	$166.17	$133.59	76.6%	$164.67	$126.17
InTown Suites Dothan	86.7%	$164.99	$143.00	71.3%	$175.37	$124.97	73.5%	$167.54	$123.14
InTown Suites Athens	75.2%	$163.29	$122.74	75.7%	$160.92	$121.82	67.0%	$163.69	$109.64
Total / Wtd. Avg.	76.8%	$177.83	$136.25	80.7%	$179.05	$144.61	82.8%	$181.61	$151.04
(1)	Source: borrower provided operating statements.
(2)	Average Weekly Rate. Rooms are rented exclusively on a weekly basis.

The Loan.    The InTown Suites Portfolio loan (the “InTown Suites Portfolio Loan”) is a fixed rate loan secured by the borrowers’ fee simple interests in 13 long-term extended stay hotels located in Georgia, Alabama, Texas, Florida, and Kentucky (the “InTown Suites Portfolio Properties”) with an original principal balance of $42.5 million. The loan has a 10-year term and amortizes on a 30-year schedule. The InTown Suites Portfolio Loan accrues interest at a fixed rate equal to 4.2805% and has a cut-off date balance of $42.5 million. Loan proceeds were used to retire existing debt of approximately $38.6 million, pay closing costs, fund initial reserves, and return approximately $2.0 million of equity to the borrower.  The InTown Suites Portfolio Properties were acquired by the Sponsor for a total purchase price of $56.9 million and converted to the InTown Suites brand in 2007. Inclusive of closing costs, conversion costs and capital improvements, the Sponsor’s total cost basis is $66.4 million (approximately $36,000 per room), with $23.9 remaining cash equity in the transaction.  Based on the appraised value of $71.3 million as of December 1, 2012, the cut-off date LTV is 59.6% and the remaining implied equity is $28.8 million. The most recent financing of the Intown Suites Portfolio Properties was not included in a securitization.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Georgia, Alabama, Texas, Florida, Kentucky	Collateral Asset Summary – Loan No. 7 InTown Suites Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,500,000 59.6% 2.13x 14.2%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$42,500,000	100.0%	Loan Payoff	$38,576,043	90.8%
			Closing Costs	$1,263,026	3.0%
			Reserves	$659,053	1.6%
			Return of Equity	$2,001,878	4.7%
Total Sources	$42,500,000	100.0%	Total Uses	$42,500,000	100.0%

The Borrower / Sponsor.    The borrowers, Intown Suites Montgomery, LLC; Intown Suites Louisville Northeast, LLC; Intown Suites Houston Cy-fair, LLC; Intown Suites Houston Intercontinental, LLC; Intown Suites Albany, LLC; Intown Suites Athens, LLC; Intown Suites Dothan, LLC; Intown Suites Huntsville, LLC; Intown Suites Macon, LLC; Intown Suites Savannah, LLC; Intown Suites St. Johns, LLC; Intown Suites Valdosta, LLC; Intown Suites Atlantic Blvd, LLC are each Delaware limited liability companies structured to be bankruptcy-remote, each with two independent directors in their organizational structures.  The sponsor of the borrowers and the nonrecourse carve-out guarantor is InTown Hospitality Corp. (the “Sponsor” or “InTown Suites”), a Maryland corporation.

InTown Suites is the largest owner/operator of economy extended-stay properties in the United States.  InTown Suites offers long-term accommodations on a weekly basis as an affordable alternative to nightly stay hotels and multifamily properties, with an average guest stay of 72 days.  InTown Suites owns and operates 138 extended stay properties, with a total of 17,978 rooms across 21 states.

InTown Suites is currently wholly owned by InTown Hospitality Investors LP (“IHI”) which is owned by Kimco Realty Corp. (“Kimco”), WHI Investments (“WHI”), and Caisse de depot et placement du Quebec (“Caisse de depot”).  Kimco (NYSE: KIM, rated BBB+/Baa1/BBB+ by Fitch/Moody’s/S&P) is a real estate investment trust publicly traded since 1991, that owns and operates North America’s largest portfolio of neighborhood and community shopping centers.  WHI is owned by the Mangalji family, the principals of Westmont Hospitality Group (“Westmont”).  Westmont was founded in 1975 and is one of the largest privately-held hospitality organizations in the world, with a current portfolio of over 500 hotels worldwide.  Caisse de depot (rated AAA/Aaa/AAA by Fitch/Moody’s/S&P), founded in 1965, is one of the largest institutional fund managers in Canada and North America.  The leading private equity investor in Canada, Caisse de depot is also one of the 10 largest real estate asset managers in the world.

In October 2012, an affiliate of Starwood Capital Group (“Starwood”) entered into an agreement to purchase InTown Suites for approximately $735 million, with the transaction expected to be completed during the first half of 2013.  Such transfer is permitted under the loan documents. Starwood, founded in 1991, is one of the world’s premier private investment firms and has invested over $12 billion of equity in all asset classes including 2,200 hotels, 64,400 multifamily and condominium units, and 65.1 million sq. ft. of retail, office and industrial space.

The Properties.     The InTown Suites Portfolio Properties consist of 13 extended stay hotels totaling 1,834 rooms located in Georgia, Alabama, Texas, Florida, and Kentucky. The InTown Suites Portfolio Properties were built between 1997 and 2003 as Suburban Lodge hotels.  The InTown Suites Portfolio Properties were acquired by the Sponsors and converted to the InTown Suites brand in 2007.  Additionally, approximately $972,000 in additional capital expenditures ($530 per room) has been invested in the InTown Suites Portfolio Properties since 2010.

The InTown Suites Portfolio Properties are predominantly located near primary thoroughfares outside major metropolitan areas.  The InTown Suites Portfolio Properties operate as long-term extended stay facilities with rooms rented exclusively on a weekly basis with an average guest stay of 58 days, substantially longer than the average stay of the overall economy extended-stay lodging sector (35 days), which includes brands such as Budget Suites, Crossland Suites, and Lodge America.  A typical room is approximately 250-300 sq. ft. and includes a fully equipped kitchen, cable television and high-speed Internet.  Other amenities include coin-operated laundry facilities, vending and ice machines, and mail delivery service.  Guests at the Intown Suites Portfolio Properties typically include those temporarily relocating for work, on extended business travel or transitioning to a new residence.  The offices at the InTown Suites Portfolio Properties are open six days per week, with check-ins and checkouts only permitted during office hours, which serves to minimize operating costs.  Additionally, the InTown Suites Portfolio Properties provide housekeeping services only once per week and operate with an on-site staff consisting of a general manager, head housekeeper and support housekeepers, maintenance technician and after-hours courtesy officer.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Georgia, Alabama, Texas, Florida, Kentucky	Collateral Asset Summary – Loan No. 7 InTown Suites Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,500,000 59.6% 2.13x 14.2%

Average Room Nights Per Guest Stay(1)
Property	2009	2010	2011	2012(2)
InTown Suites Houston Northwest	47.3	56.4	67.7	77.5
InTown Suites Savannah	47.8	53.8	75.3	76.9
InTown Suites Louisville Northeast	51.7	48.7	52.1	60.5
InTown Suites Atlantic Boulevard	32.4	48.3	47.7	49.9
InTown Suites Intercontinental	52.5	60.9	58.2	60.5
InTown Suites St. Johns	33.0	35.8	36.9	39.6
InTown Suites Macon	52.8	61.0	57.8	69.8
InTown Suites Montgomery	64.5	73.7	80.7	76.8
InTown Suites Albany	48.4	64.5	58.0	58.1
InTown Suites Huntsville	35.4	37.7	40.3	40.6
InTown Suites Valdosta	49.9	57.8	61.1	54.4
InTown Suites Dothan	35.7	39.3	38.9	42.4
InTown Suites Athens	43.5	48.1	57.1	49.9
Average	45.8	52.8	56.3	58.2
(1)	Source: borrower provided.
(2)	2012 figures as of November 2012.

Environmental Matters. The Phase I environmental reports dated November and December 2012 recommended no further action at the InTown Suites Portfolio Properties.

The Market.    The InTown Suites Portfolio Properties consist of 13 extended stay hotels located in Georgia, Alabama, Texas, Florida and Kentucky.  Each InTown Suites Portfolio Property has its own distinct competitive set.  Penetration rates as of the trailing 12-month period ending September 30, 2012 for the InTown Suites Portfolio Properties are summarized in the table below.  The competitive set includes primarily economy and mid-price extended stay and limited service brands such as Motel 6, Extended Stay America, Studio 6, Super 8 and Knights Inn.

Competitive Set Penetration Rates(1)
	T-12 Sept 2012			Competitive Set			Penetration Factor
Property	Occupancy(2)	AWR	Weekly RevPAR	Occupancy	AWR	Weekly RevPAR	Occupancy	AWR	Weekly RevPAR
InTown Suites Houston Northwest	94.5%	$197.22	$186.43	74.7%	$278.55	$208.14	126.5%	70.8%	89.6%
InTown Suites Savannah	89.7%	$191.25	$171.63	59.2%	$252.06	$149.21	151.6%	75.9%	115.0%
InTown Suites Louisville Northeast	92.6%	$192.49	$178.21	58.5%	$272.83	$159.60	158.3%	70.6%	111.7%
InTown Suites Atlantic Boulevard	86.8%	$196.13	$170.24	69.6%	$231.49	$161.18	124.7%	84.7%	105.6%
InTown Suites Intercontinental	82.4%	$188.13	$155.07	69.4%	$262.42	$182.08	118.8%	71.7%	85.2%
InTown Suites St. Johns	83.6%	$198.59	$166.04	69.6%	$231.49	$161.18	120.1%	85.8%	103.0%
InTown Suites Macon	83.7%	$162.78	$136.32	41.6%	$308.62	$128.40	201.3%	52.7%	106.2%
InTown Suites Montgomery	80.4%	$167.63	$134.81	56.3%	$260.37	$146.56	142.9%	64.4%	92.0%
InTown Suites Albany	82.8%	$178.90	$148.15	43.0%	$297.56	$128.07	192.4%	60.1%	115.7%
InTown Suites Huntsville	79.2%	$191.90	$152.02	48.5%	$306.49	$148.49	163.5%	62.6%	102.4%
InTown Suites Valdosta	76.4%	$164.89	$125.93	30.9%	$280.37	$86.72	246.9%	58.8%	145.2%
InTown Suites Dothan	70.0%	$167.30	$117.07	43.4%	$271.62	$117.92	161.2%	61.6%	99.3%
InTown Suites Athens	67.0%	$163.73	$109.67	36.8%	$363.14	$133.70	181.9%	45.1%	82.0%
Total / Wtd. Avg.	82.3%	$181.55	$150.16	54.2%	$278.14	$147.49	160.4%	66.5%	103.8%
(1)
Source: Hospitality research reports. Hospitality research reports provide Average Daily Rate (ADR) and daily RevPAR figures.  Average Weekly Rate (AWR) and Weekly RevPAR were calculated by multiplying ADR and daily RevPAR by seven.

(2)
Occupancy information as provided in the hospitality research reports is based on the total number of rooms including those that were offline due to renovation during various periods.  This differs from Historical Occupancy which is based on borrower’s operating statements and only includes those rooms available for rent.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Georgia, Alabama, Texas, Florida, Kentucky	Collateral Asset Summary – Loan No. 7 InTown Suites Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,500,000 59.6% 2.13x 14.2%

The InTown Suites Portfolio Properties have historically achieved higher occupancy rates versus the national averages for all hotels, extended stay hotels, and extended stay economy hotels as shown in the table below.  Further, during the recessionary environment of 2009, occupancy at the InTown Suites Portfolio Properties declined by 4.0%, less than the declines seen in the other sectors, and rebounded to grow by 4.1% in 2010.

Hotel Segment Comparison – Occupancy(1)
Year	All Hotels	Y-O-Y Change	Ext Stay	Y-O-Y Change	Ext Stay Economy	Y-O-Y Change	InTown Portfolio	Y-O-Y Change(2)
2008	60.4%	-4.4%	70.0%	-5.0%	74.6%	-4.4%	76.8%	-
2009	55.1%	-8.8%	66.0%	-5.7%	69.4%	-7.0%	73.7%	-4.0%
2010	57.6%	4.5%	72.1%	9.2%	74.0%	6.6%	76.7%	4.1%
2011	60.1%	4.3%	74.2%	2.9%	76.4%	3.2%	80.7%	5.2%
(1)	Sources: Hospitality research reports, borrower operating statements.
(2)	The InTown Suites Portfolio Properties were purchased by the Sponsor in 2007 and subsequently converted from Suburban Lodge Hotels to InTown Suites. Occupancy data was not available prior to 2008.

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	T-12 9/30/2012	U/W	U/W per Room
Occupancy	76.7%	80.7%	82.7%	79.8%(1)
AWR	$177.69	$179.16	$182.60	$182.33
Weekly RevPAR	$136.31	$144.66	$151.05	$145.43

Room Revenue	$12,785,073	$13,568,352	$14,207,565	$13,907,634	$7,583
Other Revenue	147,103	158,624	159,316	157,525	86
Total Revenue	$12,932,176	$13,726,976	$14,366,881	$14,065,159	$7,669
Operating Expenses	6,232,830	6,489,131	6,768,186	6,823,390	3,720
Net Operating Income	$6,699,346	$7,237,845	$7,598,695	$7,241,769	$3,949
Marketing/Management/Franchise Adjustment(2)	1,111,082	1,146,053	1,217,699	1,187,251	647
Adjusted Net Operating Income	$5,588,263	$6,091,792	$6,380,996	$6,054,518	$3,301
FF&E(3)	646,609	686,349	718,344	703,258	383
Net Cash Flow	$4,941,654	$5,405,443	$5,662,652	$5,351,261	$2,918
(1)	U/W Occupancy adjusted for individual InTown Suites Portfolio Properties.
(2)
The InTown Suites Portfolio Properties did not have a franchise fee or management fee during the historical periods shown above.  An adjustment was made to each historical cash flow to include a franchise fee of 3% of total revenue, management fee of 4% of total revenue, and marketing expense equal to the greater of actual or 3% of total revenue, resulting in a minimum marketing, management, and franchise expense equal to 10.0% for each InTown Suites Portfolio Property.  U/W reflects a franchise fee of 3% of total revenue, management fee of 4% of total revenue, and marketing expense equal to the greater of the T-12 expense or 3% of total revenue for each InTown Suites Portfolio Property, resulting in an aggregate U/W marketing, management, and franchise expense equal to 10.1% of total revenue.

(3)	An FF&E reserve of 5% of total revenue was applied to each of the historical cash flows and the U/W cash flow.

Property Management.    The InTown Suites Portfolio Properties are managed by InTown Lessee Services, LLC., a borrower affiliate.

Lockbox / Cash Management.    The InTown Suites Portfolio Loan is structured with a hard lockbox and in place cash management. All excess cash after payment of debt service and reserves will be deposited into a lender controlled account upon (i) an event of default or (ii) if the debt service coverage ratio at the end of two consecutive calendar quarters is less than 1.45x until the debt service coverage ratio at the end of four consecutive calendar quarters is greater than or equal to 1.50x.

Initial Reserves.    At closing, the borrower deposited (i) $252,625 into a tax reserve account, (ii) $233,333 into an insurance reserve account and (iii) $173,095 into an immediate repair reserve.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $52,083 into a tax reserve account, (ii) 1/12 of the estimated annual insurance premium which currently equates to $33,333 into an insurance reserve account, and (iii) 1/12 of 5.0% of annual gross income from operations which currently equates to $58,605 into an FF&E reserve account.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Georgia, Alabama, Texas, Florida, Kentucky	Collateral Asset Summary – Loan No. 7 InTown Suites Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,500,000 59.6% 2.13x 14.2%

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Partial Release/Defeasance.     The borrowers have the right to obtain the release of one or more individual InTown Suites Portfolio Properties upon a bona fide third-party sale of such InTown Suites Portfolio Property provided, among others things, (i) no event of default is ongoing, (ii) defeasance of a portion of the remaining balance of the InTown Suites Portfolio Loan in an amount equal to 120% of the Allocated Loan Amount of the InTown Suites Portfolio Property to be released, (iii) the debt service coverage ratio of all remaining InTown Suites Portfolio Properties is not less than the greater of (x) the debt service coverage ratio immediately prior to such release or (y) 1.70x, (iv) the LTV ratio for all remaining InTown Suites Portfolio Properties is no greater than the lesser of (x) the LTV ratio immediately prior to such release and (y) 60.0%.

Substitution of Collateral.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Georgia, Alabama, Texas, Florida, Kentucky	Collateral Asset Summary – Loan No. 7 InTown Suites Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,500,000 59.6% 2.13x 14.2%

CANADA
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Lake Michigan
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MN
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InTown Suites Portfolio

	Property Name	Address	City/State	Zip Code
1	InTown Suites Houston Northwest	13125 FM 1960 Road West	Houston, TX	77065
2	InTown Suites Savannah	5450 Augusta Road	Savannah, GA	31408
3	InTown Suites Louisville Northeast	11405 Westport Road	Louisville, KY	40241
4	InTown Suites Atlantic Boulevard	210 St. Johns Bluff Road	Jacksonville, FL	32225
5	InTown Suites Intercontinental	720 North Sam Houston Parkway East	Houston, TX	77060
6	InTown Suites St. Johns	3162 St. Johns Bluff Road	Jacksonville, FL	32246
7	InTown Suites Macon	1459 Eisenhower Parkway	Macon, GA	31206
8	InTown Suites Montgomery	3670 Richard Road	Montgomery, AL	36111
9	InTown Suites Albany	2731 Dawson Road	Albany, GA	31707
10	InTown Suites Huntsville	1565 The Boardwalk	Huntsville, AL	35816
11	InTown Suites Valdosta	1558 Baytree Road	Valdosta, GA	31602
12	InTown Suites Dothan	2880 Ross Clark Circle	Dothan, AL	36301
13	InTown Suites Athens	2044 South Milledge Drive	Athens, GA	30605

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3717 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 8 Harmon Corner	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,906,374 61.7% 1.63x 9.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3717 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 8 Harmon Corner	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,906,374 61.7% 1.63x 9.7%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Anchored Retail
Sponsor:	Brett Torino; Paul Kanavos;		Collateral:	Fee Simple
	Steven J. Johnson		Location:	Las Vegas, NV
Borrower:	BPS Harmon, LLC		Year Built / Renovated:	2012 / NAP
Original Balance(1):	$35,000,000		Total Sq. Ft.:	66,833
Cut-off Date Balance(1):	$34,906,374		Property Management:	BPS Management Services, LLC
% by Initial UPB:	2.3%		Underwritten NOI:	$10,648,994
Interest Rate:	4.1880%		Underwritten NCF:	$10,535,627
Payment Date:	6th of each month		Appraised Value(5):	$177,700,000
First Payment Date:	December 6, 2012		Appraisal Date(5):	January 1, 2013
Maturity Date:	November 6, 2022
Amortization:	360 months		Historical NOI(6)
Additional Debt(1):	$74,799,373 Pari Passu Debt		YTD NOI:	$3,037,722 (YTD August 31, 2012)
Call Protection:	L(26), D(88), O(6)		2011 NOI:	NAV
Lockbox / Cash Management:	Hard / In Place		2010 NOI:	NAV

Reserves(2)			Historical Occupancy
	Initial	Monthly	Current Occupancy(7):	100.0% (November 15, 2012)
Taxes:	$42,000	$21,000	2011 Occupancy:	NAV
Insurance:	$73,813	$6,710	2010 Occupancy:	NAV
Replacement:	$0	$1,114
(1)   The Original Balance of $35.0 million and Cut-off Date Balance of $34.9 million represent the Note A-2 of a $110.0 million whole loan evidenced by two pari passu notes.  The pari passu companion loan is the Note A-1 in the original principal amount of $75.0 million that was securitized in the COMM 2012-CCRE5 transaction.
(2)   See “Initial Reserves” and “Ongoing Reserves” herein.
(3)   The TI/LC Reserve was collected to fund all outstanding tenant improvement allowances and leasing commissions owed in connection with recent leases. The Free Rent Reserve was collected to cover any free rent periods between the first payment date of the loan and the hard rent commencement dates for all tenants. The latest hard rent commencement date is March 22, 2013.
(4)   DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Harmon Corner Loan Combination.
(5)   Cut-off Date LTV, Balloon LTV and Appraised Value are based on the market value as of January 1, 2013. The appraised value as of August 6, 2012 is $173,500,000, which is $4.2 million less than the market value as of January 1, 2013.  The market value as of January 1, 2013 assumes that all tenant improvement allowances and leasing commissions have been paid and that all free rent periods have expired. Lender reserved approximately $4.9 million to fund all such outstanding tenant improvement allowances and leasing commissions as well as to cover free rent periods.
(6)   The Harmon Corner Property was completed in 2012 with the first tenants taking occupancy in early 2012. Historical NOI is based on the year-to-date financials as of August 31, 2012 and represents only partial year financials during the lease up period of the Harmon Corner Property. See “Cash Flow Analysis” herein for additional detail.
(7)   All tenants have accepted possession of their spaces and delivered clean estoppels. No tenants have termination options tied to the delivery of space or other landlord obligations. Current Occupancy includes tenants that have not yet opened for business. As of December 15, 2012, 17 out of 19 tenants were open for business. According to the borrower, the two final tenants, RTJ Restaurant, LLC and Twin Peaks, are scheduled to open January and March 2013, respectively.

TI/LC(3):	$4,165,103	$8,333
Free Rent(3):	$731,208	$0

Financial Information(4)
Cut-off Date Balance / Sq. Ft.:	$1,641
Balloon Balance / Sq. Ft.:	$1,316
Cut-off Date LTV(5):	61.7%
Balloon LTV(5):	49.5%
Underwritten NOI DSCR: Underwritten NCF DSCR:	1.65x 1.63x
Underwritten NOI Debt Yield:	9.7%
Underwritten NCF Debt Yield:	9.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3717 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 8 Harmon Corner	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,906,374 61.7% 1.63x 9.7%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Eli Roth’s Goretorium (“Goretorium”)	NR/NR/NR	14,799	22.1%	$120.29	15.2%	9/30/2022
Bubba Gump Shrimp Co.	NR/NR/NR	12,782	19.1%	$93.81	10.2%	11/30/2022(2)
Twin Peaks	NR/NR/NR	11,834	17.7%	$136.14	13.7%	12/31/2022(3)
McDonald’s	A/A2/A	6,217	9.3%	$148.79	7.9%	4/30/2022
Walgreens	NR/Baa1/BBB	4,033(4)	6.0%	$119.02	4.1%	2/28/2042(5)
DLV Kiosk Group	NR/NR/NR	NAP(6)	0.0%	$143,250.00(6)	9.8%	6/30/2017
Total Major Tenants		49,665	74.3%	$143.79(7)	60.9%
Remaining Tenants		17,168	25.7%	$267.26	39.1%
Total Occupied Collateral		66,833	100.0%	$175.50(7)	100.0%
Vacant		0	0.0%
Total		66,833	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)	The Bubba Gump Shrimp Co. lease includes a termination option tied to sales thresholds, which may become effective no earlier than November 30, 2016 and is subject to a lease termination payment.
(3)	The Twin Peaks lease includes a termination option tied to sales thresholds, which may become effective no earlier than June 30, 2018 and is subject to a lease termination payment.
(4)	Walgreens is a 23,908 sq. ft. two-story store, consisting of a 4,033 sq. ft. collateral space located on the second floor and a 19,875 sq. ft. non-collateral ground floor space.
(5)	The Walgreens lease expires February 28, 2111 with an initial termination option effective February 28, 2042. The ground floor lease is coterminous with the second floor lease.
(6)
DLV Kiosk Group has eight kiosk spaces within the Harmon Corner Property and does not have any net rentable area assigned to it as it occupies space within common areas.  DLV Kiosk Group U/W Base Rent PSF is based on the average U/W Base Rent per kiosk space (eight spaces).

(7)	U/W Base Rent PSF totals include $1,146,000 of U/W Base Rent attributed to the DLV Kiosk Group space, which does not have any net rentable area assigned to it.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017(2)	2	288	0.4%	288	0.4%	$4,847.22(2)	11.9%	11.9%
2018	0	0	0.0%	288	0.4%	$0.00	0.0%	11.9%
2019	0	0	0.0%	288	0.4%	$0.00	0.0%	11.9%
2020	0	0	0.0%	288	0.4%	$0.00	0.0%	11.9%
2021	1	1,402	2.1%	1,690	2.5%	$216.69	2.6%	14.5%
2022	15	61,110	91.4%	62,800	94.0%	$156.27	81.4%	95.9%
2023	0	0	0.0%	62,800	94.0%	$0.00	0.0%	95.9%
Thereafter	1	4,033	6.0%	66,833	100.0%	$119.02	4.1%	100.0%
Vacant	NAP	0	0.0%	66,833	100.0%	NAP	NAP
Total / Wtd. Avg.	19	66,833	100.0%			$175.50	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

(2)
2017 expiring tenants include one tenant for 288 sq. ft. and DLV Kiosk Group, which does not have any net rentable area assigned to it as it occupies space within common areas of the Harmon Corner Property.  DLV Kiosk Group has total U/W Base Rent of $1,146,000.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3717 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 8 Harmon Corner	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,906,374 61.7% 1.63x 9.7%

The Loan.    The Harmon Corner loan (the “Harmon Corner Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 66,833 square foot Class A, anchored retail center located at 3717 Las Vegas Boulevard South (the “Las Vegas Strip”) in Las Vegas, Nevada (the “Harmon Corner Property”) with an original principal balance of $35.0 million. The Harmon Corner Loan of $35.0 million represents the non-controlling Note A-2 of a $110.0 million whole loan (the “Harmon Corner Loan Combination”) evidenced by two pari passu notes.  Only the $35.0 million non-controlling Note A-2 will be included in the COMM 2013-LC6 trust.  The Note A-1, with an original principal balance of $75.0 million, was securitized in the COMM 2012-CCRE5 transaction and retains control over major servicing matters.  The Harmon Corner Loan Combination has a 10-year term and amortizes on a 30-year schedule. The Harmon Corner Loan accrues interest at a fixed rate equal to 4.1880% and has a cut-off date balance of approximately $34.9 million. Loan proceeds were used to retire existing debt provided by W.P. Carey, Inc. of approximately $47.6 million and return equity to the borrower of approximately $56.1 million. Based on the appraised value of $177.7 million as of January 1, 2013, the cut-off date LTV is 61.7% and the remaining implied equity is $67.9 million. The most recent prior financing of the Harmon Corner Property was not included in a securitization.

The relationship between the holders of the Note A-1 and Note A-2 will be governed by an intercreditor agreement to be described under “Description of the Mortgage Pool ― Loan Combinations ― The Harmon Corner Loan Combination” in the free writing prospectus.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Combination Amount	$110,000,000	100.0%	Loan Payoff	$47,638,683	43.3%
			Reserves	$5,012,124	4.6%
			Closing Costs	$1,230,029	1.1%
			Return of Equity	$56,119,163	51.0%
Total Sources	$110,000,000	100.0%	Total Uses	$110,000,000	100.0%

The Borrower / Sponsor.    The borrower, BPS Harmon, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsors of the borrower and the nonrecourse carve-out guarantors, jointly and severally, are Brett Torino, Paul Kanavos and Steven J. Johnson (the “Harmon Corner Sponsors”).  W.P. Carey, Inc. (“W.P. Carey”) holds a 15% equity interest in the borrower.

Brett Torino serves as the CEO and president of Torino Companies.  Mr. Torino has approximately 30 years of real estate experience and has led the development, construction and sale of commercial, residential and resort properties in California, Colorado, Nevada and Arizona.  For the last 20 years, Mr. Torino has focused primarily on properties located in Las Vegas with significant experience on the Las Vegas Strip.

Paul Kanavos founded Flag Luxury Properties, LLC in 1996 and serves as its CEO.  Mr. Kanavos has developed Ritz-Carlton Hotels in South Beach, Coconut Grove and Jupiter, Florida.

Steven J. Johnson is the principal of SJJ Development, LLC.  Within the past 35 years, Mr. Johnson has developed in excess of 6.0 million sq. ft. of neighborhood shopping centers.  Mr. Johnson has developed approximately 130 Walgreens locations throughout Arizona, New Mexico, Texas and Nevada including 27 in Las Vegas.

W.P. Carey Inc. is a publicly traded REIT (NYSE: WPC) that provides long-term sale-leaseback and build-to-suit financing for companies worldwide and manages an investment portfolio of approximately $12.7 billion as of October 2012. W.P. Carey is the largest owner/manager of net lease assets in the world.  As of October 2012, the company had a market capitalization of approximately $5.0 billion and portfolio of assets consisting of 429 properties totaling 39.1 million sq. ft. with a 97.6% occupancy rate and average lease term of 8.9 years.

The Property. The Harmon Corner Property is located on the east side of the Las Vegas Strip at the intersection of Harmon Avenue in Las Vegas, Nevada, adjacent to Miracle Mile Shops at Planet Hollywood and directly across the Las Vegas Strip from CityCenter and the Cosmopolitan Hotel.  Constructed in 2012, the Harmon Corner Property consists of a 100.0% leased, three-story building totaling 66,833 sq. ft. with 19 tenants including Walgreens, Goretorium, Twin Peaks, Bubba Gump Shrimp Co. and McDonald’s.

The Harmon Corner Property is part of a larger development consisting of a 110,184 sq. ft. retail structure with a three-story LED billboard sign attached and an adjacent 156 space outdoor parking lot.  The 19,875 sq. ft. ground floor portion of the Walgreens, the

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3717 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 8 Harmon Corner	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,906,374 61.7% 1.63x 9.7%

LED billboard sign and the parking lot are all excluded from the collateral for the Harmon Corner Loan.  The total cost to build the entire development was approximately $95.0 million, with approximately $79.4 million ($1,188 PSF) attributed to the collateral.

Pedestrian bridges above Harmon Avenue and the Las Vegas Strip connect directly to the second floor of the Harmon Corner Property and generate a significant amount of daily foot traffic, estimated to be approximately 74,000 pedestrians per day.  The Harmon Corner Sponsors developed the bridge over Harmon Avenue, providing uninterrupted foot traffic along the east side of the Las Vegas Strip directly through the second floor of the Harmon Corner Property.  In addition, the Harmon Corner Sponsors connected an already existing bridge over the Las Vegas Strip directly into the second floor of the Harmon Corner Property.

The Harmon Corner Property is anchored by a two-story, 23,908 sq. ft. Walgreens, of which the 4,033 sq. ft. second floor portion of the store is collateral for the Harmon Corner Loan.  Walgreens is required to report sales on an annual basis and has not yet reported sales; however, the Harmon Corner Sponsors indicated that this Walgreens is achieving estimated sales of approximately $2.9 million per month (an estimated $34.8 million annualized, or $1,456 PSF).  In addition, six in-line tenants that are open for business have reported sales for at least six months.  Excluding the first partial month for each of these tenants, average annualized sales PSF are approximately $1,200 PSF.

Historical Sales PSF
	Sq. Ft.	Total Annualized Sales	Sales PSF	Period
Panda Express	1,402	$2,088,394	$1,490	T-8 9/30/2012
Maui Magnets	1,400	$1,943,581	$1,388	T-9 10/31/2012
Beauty One	980	$1,226,998	$1,252	T-5 10/31/2012
Viva Vegas	1,421	$1,758,413	$1,237	T-9 10/31/2012
Afterhours	1,529	$1,795,037	$1,174	T-8 10/31/2012
Rockin’ Taco	3,018	$2,804,668	$929	T-5 10/31/2012
Total / Wtd. Avg.	9,750	$11,617,090	$1,191

The three largest tenants included in the collateral for the Harmon Corner Loan are Goretorium, Bubba Gump Shrimp Co. and Twin Peaks.  All three of these tenants have space on both the second and third floors of the Harmon Corner Property.  The second floor spaces for each of these tenants are located adjacent to the pedestrian bridge entrances and the third floor spaces all have outdoor terraces facing the Las Vegas Strip. Goretorium opened for business on October 1, 2012 and Bubba Gump Shrimp Co. opened on December 15, 2012, with Twin Peaks in the process of completing its build-out. Twin Peaks is expected to open for business in March 2013.  Descriptions for these tenants are provided in the “Major Tenants” section herein.

Environmental Matters. The Phase I environmental report dated August 14, 2012 recommended no further action at the Harmon Corner Property.

Major Tenants.

Walgreens (4,033 sq. ft. of a 23,908 sq. ft. store, 6.0% of NRA, 4.1% of U/W Base Rent) Walgreens (NYSE: WAG) (NR/Baa1/BBB by Fitch/Moody’s/S&P) is the largest drug retailing chain in the US with more than 8,300 locations and approximately 240,000 employees as of August 31, 2012.  Walgreens reported fiscal 2012 net sales of $71.6 billion and net earnings of $2.1 billion.  Walgreens had a market capitalization as of November 19, 2012 of approximately $30.8 billion.  Walgreens also occupies an additional 19,875 sq. ft. of space in the development, which is not part of the collateral for the Harmon Corner Loan, making the total store size equal to 23,908 sq. ft.

Eli Roth’s Goretorium (14,799 sq. ft., 22.1% of NRA, 15.2% of U/W Base Rent) Eli Roth’s Goretorium (“Goretorium”) is a live, self-guided horror experience created by Eli Roth, an American film director, producer, writer and actor.  Goretorium consists of more than 20 rooms with different displays and ends with a drinks lounge featuring outdoor space overlooking the Las Vegas Strip.  Goretorium opened October 1, 2012.  According to the Harmon Corner Sponsors, Goretorium has invested approximately $8 million ($541 PSF) to build out its space. Goretorium has a lease expiration date of September 30, 2022 and two five-year renewal options.

Bubba Gump Shrimp Co. (12,782 sq. ft., 19.1% of NRA, 10.2% of U/W Base Rent) Bubba Gump Shrimp Co. is an international seafood restaurant chain which provides a casual dining environment.  The first Bubba Gump Shrimp Co. restaurant and market opened in 1996 in Monterey, CA and has since grown to 36 locations worldwide including Times Square New York, Universal CityWalk Orlando, Victoria’s Peak Hong Kong, Santa Monica Pier, and Pier 39 in San Francisco.  Bubba Gump Shrimp Co. is owned by Landry’s, Inc.,

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3717 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 8 Harmon Corner	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,906,374 61.7% 1.63x 9.7%

which purchased Bubba Gump Shrimp Co. in 2010.  Landry’s, Inc. is the owner and operator of over 400 properties, including more than 40 unique brands such as Landry’s Seafood House, Chart House, Saltgrass Steak House, Bubba Gump Shrimp Co., Claim Jumper, Morton’s The Steakhouse, McCormick & Schmick’s and Rainforest Cafe.  Bubba Gump Shrimp Co. opened on December 15, 2012, and according to the Harmon Corner Sponsors, invested approximately $3.2 million ($250 PSF) to build-out its space.  Bubba Gump Shrimp Co. has a lease expiration date of November 30, 2022 with three five-year renewal options.

Twin Peaks (11,834 sq. ft., 17.7% of NRA, 13.7% of U/W Base Rent) Twin Peaks is a national sports bar/restaurant chain serving comfort food across the southern United States.  Twin Peaks initially opened two restaurants in Dallas in 2005 and has since expanded to 24 locations in 10 states.  According to the Harmon Corner Sponsors, Twin Peaks is anticipated to open March 1, 2013 and is investing approximately $7.2 million ($608 PSF) to build-out to its space.  Twin Peaks has a lease expiration date of December 31, 2022 with two five-year renewal options.

The Market.    The Harmon Corner Property is located in the area commonly known as the central portion of the Las Vegas Strip Resort Corridor, which consists of well established resort casino-hotels, business hotels, apartment complexes, commercial retail buildings, a super regional mall and industrial buildings.  The primary economic drivers in Las Vegas have long been tourism and gaming, which feed the service industries, especially retail and dining.  In 2011 and 2012, visitor volume to Las Vegas rebounded from the recessionary lows.  The Las Vegas visitor volume peaked at approximately 39.2 million people in 2007 and subsequently fell to approximately 36.4 million people in 2009; however, following increases of 2.7% in 2010, 4.3% in 2011 and 1.8% through September 2012, Las Vegas visitor volume is on pace to be approximately 39.6 million people, the most visitors to Las Vegas of all time.  A study by the Las Vegas Convention & Visitors Authority suggests that visitors to Las Vegas in 2011 spent less money on gaming and more money on food and drink than in any of the last seven years.  In addition, expenditures on shopping were the highest they had been since 2006.

Based on the central location of the Harmon Corner Property directly on the Las Vegas Strip, general market statistics are not indicative of the market occupancy and rents for the Harmon Corner Property.  The appraisal identified six rental comparables ranging from $100 to $263 PSF with average rents of approximately $199 PSF.  These rents are in-line with the leases greater than 700 sq. ft. signed at the Harmon Corner Property, which have ranged from $94 to $356 PSF with average rents of approximately $151 PSF and accounting for $10.0 million of U/W Base Rent (85.5% of the total).

The appraisal identified eight competitive shopping centers located on the Las Vegas Strip.  The average occupancy rate for these shopping centers was 93.4%, which surpasses the overall Las Vegas Retail Market and Southeast Las Vegas Submarket occupancy rates of 87.5% and 87.2%, respectively.  The table below provides a summary of the competitive set of properties:

Competitive Set(1)
Name	Miracle Mile Shops	Hawaiian Marketplace	The Showcase	Crystals at CityCenter	Mandalay Bay Place	Forum Shops at Caesars	The Shoppes at Palazzo	Grand Canal Shoppes

Distance from Subject	0.0 mi	0.2 mi	0.2 mi	0.0 mi	1.0 mi	0.7 mi	1.1 mi	1.1 mi

Year Built / Renovated	2000 / 2007, 2008	1994 / NAP	1997 / 2003, 2009	2009 / NAP	2003 / NAP	1992 / 1997, 2004	2007 / NAP	1999 / NAP

Total Occupancy	92%	97%	96%	85%	95%	99%	88%	95%

Size (Sq. Ft.)	490,000	80,000	347,281	360,000	90,000	650,000	316,340	500,000
(1)	Source: Appraisal

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3717 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 8 Harmon Corner	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,906,374 61.7% 1.63x 9.7%

Cash Flow Analysis.

Cash Flow Analysis
	August 2012 YTD(1)	Appraisal	Budget	U/W	U/W PSF
Base Rent(2)	$4,008,882	$11,808,953	$11,808,952	$11,729,471	$175.50
Value of Vacant Space	0	0	0	0	0.00
Gross Potential Rent	$4,008,882	$11,808,953	$11,808,952	$11,729,471	$175.50
Total Recoveries(3)	276,509	1,761,798	1,543,793	1,754,477	26.25
Total Other Income(4)	22,662	50,521	300,000	98,000	1.47
Less: Vacancy(5)	0	(599,217)	0	(572,926)	(8.57)
Effective Gross Income	$4,308,053	$13,022,055	$13,652,745	$13,009,022	$194.65
Total Operating Expenses	1,270,331	2,330,073	2,154,629	2,360,029	35.31
Net Operating Income	$3,037,722	$10,691,982	$11,498,116	$10,648,994	$159.34
TI/LC(6)	0	0	0	100,000	1.50
Capital Expenditures(6)	0	0	0	13,367	0.20
Net Cash Flow	$3,037,722	$10,691,982	$11,498,116	$10,535,627	$157.64

(1)
Based on the year to date financials as of August 31, 2012.  The Harmon Corner Property was completed in early 2012, with 13 of 19 tenants taking occupancy of their spaces prior to August 31, 2012.  The average length of tenancy for these 13 tenants is approximately 4.5 months during this eight month period.  In addition, none of the three largest tenants, based on U/W Base Rent, occupied the Harmon Corner Property during this period.

(2)	U/W Base Rent is based on the November 15, 2012 rent roll and includes no contractual rent steps.
(3)
Total Recoveries are based on the fully occupied Harmon Corner Property and contractual tenant reimbursements.  Excluding the management fee, the reimbursement ratios for the Appraisal, Budget and U/W are 90.8%, 88.2% and 89.1%, respectively.

(4)
Budget includes $250,000 of percentage rent income.  The U/W Other Income includes $50,000 of ATM income (based on the August trailing six month annualized ATM income of approximately $45,000) and $48,000 of contractual signage income from Goretorium (signage income was not included in the Appraisal or Budget, as the corresponding agreement is newly executed and was not in-place at the time of the appraisal).

(5)
Underwritten vacancy of 4.2% is based on a 5.0% vacancy factor applied to all tenants excluding Walgreens and McDonald’s. The Harmon Corner Property is 100.0% occupied and located on the Las Vegas Strip.  The appraiser’s competitive property set had an average occupancy rate of 93.5%.

(6)
U/W TI/LC and Capital Expenditures are based on actual collections for the first five years of the Harmon Corner Loan term.  For years 6-10, TI/LC collections increase to $400,000 per annum, offset by contractual rent increases totaling approximately $786,000 to be incurred during the first six years of the Harmon Corner Loan term.

Property Management.    The Harmon Corner Property is managed by BPS Management Services, LLC, a borrower affiliate.

Lockbox / Cash Management.    The Harmon Corner Loan is structured with a hard lockbox and in place cash management.  The borrower sent tenant direction letters to all tenants instructing them to deposit all rents and payments directly into the lockbox account controlled by the lender.  All funds in the lockbox account are swept daily to a cash management account under the control of the lender and amounts in this account are used to pay monthly debt service payments and any reserves due under the Harmon Corner Loan documents with any excess amounts remaining in this account returned to the borrower in accordance with the Harmon Corner Loan documents.

All excess cash will be swept into a lender controlled account during the occurrence of (a) a Lease Sweep Period (as defined below) or (b) any event of default.

A “Lease Sweep Period” occurs if on November 6, 2021 the leases which have terms that expire after November 6, 2023, when aggregated, do not exceed 85% of the gross leasable area of the Harmon Corner Property.  The Lease Sweep Period will end upon the earlier to occur of (i) $4,200,000 is accumulated in the TI/LC reserve account, inclusive of amounts then in the account, or (ii) upon a Lease Sweep Tenant Renewal Event (as defined below) and/or a Lease Sweep Tenant Replacement Event (as defined below) which results in leases which have terms that expire after November 6, 2023, when aggregated, to exceed 85% of the gross leasable area of the Harmon Corner Property.

A “Lease Sweep Tenant Renewal Event” occurs if lender is in receipt of evidence that the applicable tenant has extended its lease in form and substance reasonably satisfactory to lender for a term of at least five years and at a market net annual rate reasonably acceptable to lender.

A “Lease Sweep Tenant Replacement Event” occurs if lender is in receipt of evidence that a replacement tenant(s) satisfactory to lender in its reasonable discretion has entered into a lease(s) for the space demised to the applicable tenant(s) causing such Lease Sweep Period.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3717 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 8 Harmon Corner	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,906,374 61.7% 1.63x 9.7%

Initial Reserves.    At closing, the borrower deposited (i) $42,000 into a tax reserve account, (ii) $73,813 into an insurance reserve account, (iii) $4,165,103 into the TI/LC reserve account to fund unpaid tenant improvement allowances and leasing commissions associated with recent leases at the Harmon Corner Property and (iv) $731,208 into a free rent reserve account to fund remaining free rent owed to tenants.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) $21,000 into a tax reserve account, (ii) $6,710 into an insurance reserve account, (iii) $1,114 into a capital expenditure account and (iv) $8,333 into a TI/LC reserve account, which amount is required to increase to $33,333 beginning on the payment date in November 2017.

In addition to any termination payments collected by the borrower, in the event that either Bubba Gump Shrimp Co. or Twin Peaks exercise its respective sales threshold termination option, the borrower will be required to deposit $83,333 per month for the 12 months after the exercise of such termination option until such time that (a) a lease with a replacement tenant is executed on terms acceptable to lender or (b) $1,000,000 is accumulated in the Bubba Gump/Twin Peaks Rollover Reserve Account (as defined in the Harmon Corner Loan documents).  The $1,000,000 cap on collections shall apply separately to both Bubba Gump Shrimp Co. and Twin Peaks.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3717 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 8 Harmon Corner	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,906,374 61.7% 1.63x 9.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3717 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 8 Harmon Corner	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,906,374 61.7% 1.63x 9.7%

Site plan based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3717 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 8 Harmon Corner	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,906,374 61.7% 1.63x 9.7%

NORTH LAS VEGAS
LAS VEGAS
Sunrise Manor
Summerlin
Winchester
Spring Valley
Paradise
Enterprise
HENDERSON
Desert Inn Rd.
Somerset Shopping Center
Las Vegas Convention Center
Trump International Hotel - LV
Industrial Rd.
Fashion Show Mall
Las Vegas Blvd.
Encore Las Vegas
Wynn Las Vegas
Wynn Esplanade
Wynn Las Vegas Golf Club
L.V. CONV. CENTER
LAS VEGAS MONORAIL
Treasure Island
Mirage-Treasure Island Tram
The Palazzo
The Shoppes at The Palazzo
The Venetian
Sands Expo and Convention Center
Twain Ave.
Mirage Hotel & Casino
Casino Royale
The Grand Canal Shoppes
Harrah's
The Forum Shops at Caesars
Imperial Palace
Paradise Rd.
Colosseum
Rio Hotel and Casino
Gold Coast
Las Vegas Strip
Caesar's Palace
Flamingo Hilton
FLAMINGO/ CAESAR'S PALACE
The Meridian Luxury Condos
Westin
Flamingo Rd.
Valley View Blvd.
Palms Casino Resort
Via Bellagio
Bally's
Super 8
Bellagio
Paris Las Vegas
BALLY'S/ PARIS LAS VEGAS
Harmon Corner
3717 Las Vegas Boulevard South
Las Vegas, NV 89109
Hard Rock Hotel & Casino
38
15
Bellagio-City Center-Monte Carlo Tram
Miracle Mile Shops
Cosmopolitan
Planet Hollywood
Vdara Hotel & Spa
Harmon Ave.
Aria Resort & Casino
Crystals at City Center
Veer Towers
Harley Davidson Cafe
Residences at MGM Grand
Fairfield Inn
Wyndham Grand Desert
Alexis Park
UNLV
CITY CENTER
Polo Towers
Aria Convention Center
Mandarin Oriental
LAS VEGAS
Industrial Rd.
Frank Sinatra Dr.
Monte Carlo
Hawaiian Marketplace
Grand Garden Arena
Conference Center
Koval Ln.
Rue de Monte Carlo
Showcase Mall
MGM Shops
New York New York
MGM Grand
MGM GRAND
Tropicana Ave.
Excalibur-Luxor-Mandalay Bay Tram
Hooters
37
Excalibur
The New Tropicana
Reno Ave.
Luxor
Giles St.
Las Vegas Freeway
Las Vegas Blvd. South
Mandalay Place
Hacienda Ave.
Mandalay Bay
Four Seasons
Events Hall
North Conv. Center
Shark Reef Aquarium at Mandalay Bay
South Convention Center
McCarran International Airport
36
Russell Rd.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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363 Richland Avenue Athens, OH 47501	Collateral Asset Summary – Loan No. 9 The Summit at Coates Run	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,600,000 70.6% 1.52x 9.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

363 Richland Avenue Athens, OH 47501	Collateral Asset Summary – Loan No. 9 The Summit at Coates Run	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,600,000 70.6% 1.52x 9.2%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Multifamily / Student Housing
Sponsor(1):	Mohannad S. Malas		Collateral:	Fee Simple
Borrower:	Coates Run Property LL, LLC		Location:	Athens, OH
Original Balance:	$34,600,000		Year Built / Renovated:	2009 / NAP
Cut-off Date Balance:	$34,600,000		Total Units / Beds:	239 / 856
% by Initial UPB:	2.3%		Property Management:	Peak Campus Management, LLC
Interest Rate:	4.2790%		Underwritten NOI:	$3,193,328
Payment Date:	6th of each month		Underwritten NCF:	$3,116,288
First Payment Date:	February 6, 2013		Appraised Value:	$48,980,000
Maturity Date:	January 6, 2023		Appraisal Date:	November 19, 2012
Amortization:	Interest-only for first 36 months; 360
	months thereafter		Historical NOI(4)
Additional Debt:	None		TTM NOI:	$3,566,211 (T-12 October 31, 2012)
Call Protection:	L(24), D(92), O(4)		2011 NOI:	$2,985,615 (December 31, 2011)
Lockbox / Cash Management:	Soft / Springing		2010 NOI:	$1,902,467 (December 31, 2010)
			2009 NOI:	NAP
Reserves(2)
	Initial	Monthly	Historical Occupancy(4)(5)
Taxes:	$131,000	$21,833	Current Occupancy:	97.7% (November 19, 2012)
Insurance:	$55,299	$4,254	2011 Occupancy:	86.0% (December 31, 2011)
Replacement:	$0	$6,420	2010 Occupancy:	80.3% (December 31. 2010)
Required Repairs:	$56,590	NAP	2009 Occupancy:	46.5% (December 31, 2009)

(1)   The Sponsor is also the sponsor under the mortgage loan secured by the mortgaged property identified on Annex A-1 to this free writing prospectus as University Edge, which has a cut-off date principal balance of $24,825,000.
(2)   See “Initial Reserves” herein and “Ongoing Reserves” herein.
(3)   Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.13x and 2.08x, respectively.
(4)   The Summit at Coates Run Property was constructed in 2009 with the first residents taking occupancy in August of 2009.
(5)   Occupancy based on Total Beds.

Financial Information
Cut-off Date Balance / Unit (Bed):	$144,770 ($40,421)
Balloon Balance / Unit (Bed):	$126,073 ($35,200)
Cut-off Date LTV:	70.6%
Balloon LTV:	61.5%
Underwritten NOI DSCR(3):	1.56x
Underwritten NCF DSCR(3):	1.52x
Underwritten NOI Debt Yield:	9.2%
Underwritten NCF Debt Yield:	9.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

363 Richland Avenue Athens, OH 47501	Collateral Asset Summary – Loan No. 9 The Summit at Coates Run	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,600,000 70.6% 1.52x 9.2%

Unit Mix Summary(1)
Unit Type	# of Units /Beds	% of Total(2)	Occupied Beds	Occupancy(2)	Average Unit Size (Sq. Ft.)	Average Monthly Rental Rate(2)	Average Monthly Rental Rate PSF
1 Bed / 1 Bath	1 / 1	0.1%	1	100.0%	793	$994	$1.25
2 Bed / 2 Bath(3)	1 / 2	0.2%	2	100.0%	922	NAP(3)	NAP(3)
3 Bed / 3 Bath	95 / 285	33.3%	274	96.1%	1,178	$574	$0.49
4 Bed / 4 Bath	41 / 164	19.2%	163	99.4%	1,519	$582	$0.38
4 Bed / 4 Bath	49 / 196	22.9%	194	99.0%	1,491	$573	$0.38
4 Bed / 4 Bath	52 / 208	24.3%	202	97.1%	1,444	$558	$0.39
Total / Wtd. Avg.	239 / 856	100.0%	836	97.7%	1,356	$571	$0.42
(1)	Based on the rent roll dated November 19, 2012.
(2)	Based on number of beds.
(3)	The 2 Bed / 2 Bath unit is leased to the property manager.

The Loan. The Summit at Coates Run loan (“The Summit at Coates Run Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a Class A, 97.7% occupied, 239-unit (856-bed) student housing complex located in Athens, Ohio (“The Summit at Coates Run Property”) with an original principal balance of $34.6 million. The Summit at Coates Run Property is located less than one-mile from Ohio University, which has an enrollment of approximately 22,000 students.  The Summit at Coates Run Loan has a 10-year term and after an initial three-year interest only period, amortizes on a 30-year schedule. The Summit at Coates Run Loan accrues interest at a fixed rate equal to 4.2790% and has a cut-off date balance of $34.6 million. Loan proceeds along with approximately $14.3 million of equity from the Sponsor were used to acquire The Summit at Coates Run Property, fund upfront reserves and pay closing costs for a total cost of approximately $48.9 million. Based on the appraised value of $48.98 million as of November 19, 2012, the cut-off date LTV is 70.6%. The most recent prior financing of The Summit at Coates Run Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$34,600,000	70.8%	Purchase Price	$48,250,000	98.7%
Borrower Equity	$14,280,009	29.2%	Closing Costs	$387,120	0.8%
			Reserves	$242,889	0.5%
Total Sources	$48,880,009	100.0%	Total Uses	$48,880,009	100.0%

The Borrower / Sponsor.   The borrower, Coates Run Property LL, LLC (the “Non-Shari’ah Master Lessor”) and sponsor-controlled entity, Coates Run Property TT, LLC (the “Shari’ah Master Tenant”) are each single purpose Delaware limited liability companies, structured to be bankruptcy remote, each with one independent manager in their organizational structure. The Shari’ah Master Tenant is controlled by a joint venture between IRA Capital, LLC (“IRA”) and The Family Office Co., BSC, a Bahrainian company (“TFO”). The sponsor and non-recourse carveout guarantor is Mohannad S. Malas (the “Sponsor”), a controlling member of IRA and indirect owner of the Master Tenant.

IRA is a private real estate investment and management company headquartered in Newport Beach, CA. IRA is an affiliate of Dana Investments, a full-service real estate operating company founded in 1984 with offices in CA, CO, GA, and FL. TFO was founded in 2004 by Abdulmohsin Al Omran, and is a global investment and money management firm serving the wealth management needs of high net worth individuals, multi-generational families, and institutions in the Arabian Gulf. Headquartered in Bahrain, TFO is regulated by the Central Bank of Bahrain. Since 2010, TFO has executed 26 transactions with respect to 42 properties, consisting of 7,834 multifamily units (including 366 student housing units), and 1.5 million sq. ft. of commercial space.

The Summit at Coates Run Loan is structured to be Shari’ah compliant by utilizing a master lease structure with a lease between the Shari’ah Master Tenant (a Shari’ah compliant entity) and the Non-Shari’ah Master Lessor. The Non-Shari’ah Master Lessor is controlled by a third party service provider controlled by GSS Holdings (TFO) (“GSS”). GSS is not affiliated with the Shari’ah Master Tenant or the Sponsor. GSS, through various subsidiaries, functions as the non-Shari’ah compliant proxy for various Shari’ah sensitive investors. For additional information, see “Description of the Mortgage Pool—Shari’ah Compliant Lending Structure” in the free writing prospectus.

The Property. Completed in 2009, The Summit at Coates Run Property is situated on 33.8 acres of land and is a Class A, 97.7% occupied, 239-unit (856-bed) student housing complex. The Summit at Coates Run Property is comprised of 1 one-bedroom / one-bathroom, 1 two-bedroom / two-bathroom, 95 three-bedroom / three-bathroom, and 142 four-bedroom / four-bathroom units totaling 323,217 sq. ft. Each unit features a private bathroom for each bedroom, complete kitchen, and comes fully furnished. Additional

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

363 Richland Avenue Athens, OH 47501	Collateral Asset Summary – Loan No. 9 The Summit at Coates Run	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,600,000 70.6% 1.52x 9.2%

amenities include a private shuttle to and from Ohio University’s campus, a 24-hour fitness center, tanning salon, private theater, swimming pool, picnic and grilling area, computer lab, lounge area and game room with pool table.  Leases are generally structured with 12 month terms and require parental guarantees unless the tenant independently qualifies (approximately 90% of current leases have parental guarantees).

The Summit at Coates Run Property is located less than one mile from Ohio University’s approximately 1,800-acre main campus (total 2012 enrollment of approximately 22,000 students) and one mile south of downtown Athens, Ohio. From 1999-2012, Ohio University’s enrollment has increased 14%.

Environmental Matters. The Phase I environmental report dated December 18, 2012 recommended no further action at The Summit at Coates Run Property.

The Market. The Property is located in Athens, OH, a suburban town in southeastern Ohio, approximately 76 miles southeast of Columbus, OH, 155 miles east of Cincinnati, OH and 203 miles southwest of Pittsburgh, PA.

Ohio University
Founded in 1804, Ohio University is the ninth oldest public university in the United States and has a current enrollment of approximately 22,000 students with more than 200,000 alumni worldwide.  Ohio University offers 250 programs through nine undergraduate colleges as well as 180 master’s and 58 doctoral programs.  Ohio University participates in the NCAA Division I, Mid-American Conference and offers collegiate football, basketball, baseball, cross country, golf, soccer, track and field, wrestling, tennis, volleyball, and swimming.  In November 2011, the Ohio University trustees approved a 20-year, $2.5 billion capital investment plan to renovate many of the facilities on campus.

Competitive Set
Ohio University requires all students to live in on-campus housing during their freshman and sophomore years.  As of Fall 2011, the combined resident freshman and sophomore enrollment totaled 7,652 students. On-campus residence halls total 7,966 beds, resulting in limited availability for upperclassmen and graduate students.  The Summit at Coates Run Property’s primary competitor is University Courtyard Athens, which is 98% occupied and located across the street.  Including University Courtyard Athens, the competitive set consists of five properties totaling 2,305 beds with an average occupancy of 98.9%. Rental rates per bed range from $352 to $761 per month with an average of $510 per month.  The Summit at Coates Run Property’s occupancy of 97.7% and average monthly rent per bed of $570 are in line with the competitive set averages.  There is currently no new off-campus student housing under construction.

Off-Campus Student Housing Competitive Set(1)(2)
Name	The Summit at Coates Run	University Courtyard Athens	Riverpark Towers	Rivers Edge Apartments	University Commons	Carriage Hill Apartments
Distance from Campus	<1.0 mile	<1.0 mile	<1.0 mile	<1.0 mile	<1.0 mile	<1.0 mile
Year Built	2009	2001	1963	2003	1993	1967
Total Occupancy	97.7%	98%	100%	100%	97%	100%
No. of Units / Beds	239 / 856	182 / 580	303 / 538	120 / 120	132 / 448	366 / 619
Average Rent / Bed(3)	$570	$594	$534	$761	$352	$482
(1)	Source: Appraisal
(2)
Competitive set does not include Ohio University operated on-campus student housing that consists of 42 residence halls spread across three residential areas, totaling 7,966 beds.  Rental rates per bed range from $527 to $739 per month with an average of $609 per month. Room rates include services such as a microwave, refrigerator unit in every room, cable TV and high speed internet access.

(3)
Only The Summit at Coates Run Property and University Courtyard Athens offer rentals by the bed.  Average Rent / Bed was calculated for the remainder of the competitive set by dividing the total monthly rent per unit by the number of bedrooms in each unit.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

363 Richland Avenue Athens, OH 47501	Collateral Asset Summary – Loan No. 9 The Summit at Coates Run	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,600,000 70.6% 1.52x 9.2%

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	T-12 10/31/2012	U/W	U/W per Unit(1)
Gross Potential Rent(2)	$3,785,654	$5,030,213	$5,423,187	$5,858,505	$24,513
Other Income(3)	309,570	335,891	387,774	386,285	1,616
Less: Concessions(2)(4)	(286,830)	(222,740)	(94,419)	(81,438)	(341)
Less: Vacancy & Collection Loss(2)(4)	0	0	0	(292,925)	(1,226)
Effective Gross Income	$3,808,393	$5,143,364	$5,716,542	$5,870,427	$24,562
Total Operating Expenses(5)	1,905,927	2,157,750	2,150,331	2,677,098	11,201
Net Operating Income	$1,902,467	$2,985,615	$3,566,211	$3,193,329	$13,361
Capital Expenditures	0	0	0	77,040	322
Net Cash Flow	$1,902,467	$2,985,615	$3,566,211	$3,116,289	$13,039
(1)	Per unit figures based on 239 units.
(2)	The Summit at Coates Run Property was constructed in 2009 with residents taking occupancy beginning in August of 2009.
(3)
Other Income consists of other leasing income (including application, transfer, termination, and re-leasing fees), utility income, late fees, storage charges, pet fees, and miscellaneous fines.  U/W Other Income based on borrower’s 2013 budget.

(4)
Historical Concessions are higher than U/W as the Property was still in the lease-up period.  The Summit at Coates Run Property is not currently offering concessions.  U/W Concessions of 1.4% of Gross Potential Rent consist of credit for community advisor(s), courtesy officer(s), and model units.  U/W Vacancy & Collection Loss of 5.0% is greater than (i) the appraiser’s general vacancy and collection loss conclusion of 4.0%, (ii) in-place vacancy of 2.3%, and (iii) the weighted average vacancy of five off-campus competitive properties of 1.1%.

(5)
Current annual real estate taxes of $260,753 are based on a 2011 assessment (taxes payable in 2012).  The next scheduled reassessment is in 2014 (taxes payable in 2015).  U/W taxes of $652,245 utilizes the Original Balance of The Summit at Coates Run Loan as the assessed market value in the tax calculation.

Property Management.  The Summit at Coates Run Property is managed by Peak Campus Management, LLC (“Peak”).  Peak currently manages over 26,000 beds at 47 student housing properties in college markets from Maine to California.

Lockbox / Cash Management.  The Summit at Coates Run Loan is structured with a soft lockbox and springing cash management. Cash management is triggered upon (i) any event of default, or (ii) the failure by the borrower, after the end of two consecutive calendar quarters, to maintain a debt service coverage ratio of at least 1.25x, until the debt service coverage ratio after the end of two consecutive calendar quarters is at least equal to 1.30x.

Initial Reserves.   At closing, the borrower deposited (i) $131,000 into a tax reserve account, (ii) $55,299 into an insurance reserve account, and (iii) $56,590 into a required repairs reserve account.  Funds in the required repairs reserve account represent 125% of the engineer’s estimate and shall be used to add 28 parking spaces to The Summit at Coates Run Property or secure a parking variance by the earlier of (i) 180 days after closing or (ii) any date as mandated by the City of Athens.

Ongoing Reserves.  On a monthly basis, the borrower is required to deposit reserves of (i) $21,833 into a tax reserve account, (ii) $4,254 into an insurance reserve account, and (iii) $6,420 into a replacement reserve account ($322 / unit or $90 / bed, annually).

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

363 Richland Avenue Athens, OH 47501	Collateral Asset Summary – Loan No. 9 The Summit at Coates Run	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,600,000 70.6% 1.52x 9.2%

The Summit at Coates Run
363 Richland Avenue
Athens, OH 47501
ATHENS
Ohio University
ATHENS COUNTY
Hocking River
Ohio University Driving Range
Ohio Univ. Innovation Center
University Commons
Athens County Fairgrounds
O'Bleness Memorial Hospital
Pruitt Field and Goldsberry Track
Chessa Field
Life Science Research Facility
Research and Technology Center
Ohio Univ. College of Osteopathic Medicine
Ohio Univ. Women's Softball Complex
Bob Wren Stadium & Trautwein Field
Convocation Center
Bicentennial Park
Shafer St.
Athens County Court House
Athens City Bldg.
Athena Cinema
Templeton-Blackburn Alumni Mem. Auditorium
Alden Library
Baker University Center
Bird Arena
Emeriti Park
Ohio Univ. Aquatic Ctr.
Botanical Research and Greenhouse
Riverpark Towers
Rivers Edge Apartments
Recreation Areas
Intramural Fields
Konneker Research Laboratories
The Ridges Auditorium
Kennedy Museum of Art
Adena Ventures
Dairy Lane Park
Richland Avenue Park
National Business Incubation
Pedan Stadium and Tower
Practice Fields on the Hocking River
Ping Recreation Center
South Green Tennis Courts
Ohio University Golf Course
Ohio Univ. Inn & Conference Center
University Courtyard
Carriage Hill Apartments
Dairy Barn Arts Center
Ohio University Airport 11 miles
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The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2060 East Serene Avenue Las Vegas, NV 89123	Collateral Asset Summary – Loan No. 10 Eastern Beltway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,100,000 55.0% 2.80x 11.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2060 East Serene Avenue Las Vegas, NV 89123	Collateral Asset Summary – Loan No. 10 Eastern Beltway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,100,000 55.0% 2.80x 11.5%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Anchored Retail
Sponsor:	Inland Diversified Real Estate Trust,		Collateral:	Fee Simple
	Inc.		Location:	Las Vegas, NV
Borrower:	Inland Diversified Las Vegas Eastern		Year Built / Renovated:	1998, 2006 / NAP
	Beltway, L.L.C.		Total Sq. Ft.:	633,866
Original Balance:	$34,100,000		Total Collateral Sq. Ft.(5):	525,225
Cut-off Date Balance:	$34,100,000		Property Management:	Inland Diversified Real Estate Services, LLC
% by Initial UPB:	2.3%		Underwritten NOI:	$3,923,057
Interest Rate:	3.8315%		Underwritten NCF:	$3,702,968
Payment Date:	6th of each month		Appraised Value:	$62,000,000
First Payment Date:	February 6, 2013		Appraisal Date:	November 8, 2012
Maturity Date:	January 6, 2023
Amortization:	Interest Only		Historical NOI
Additional Debt:	None		TTM NOI:	$4,166,705 (T-12 October 31, 2012)
Call Protection:	L(49), YM1(67), O(4)		2011 NOI:	$4,051,952 (December 31, 2011)
Lockbox / Cash Management:	Hard / Springing		2010 NOI:	$3,781,337 (December 31, 2010)
			2009 NOI:	$3,892,415 (December 31, 2009)
Reserves(1)
	Initial	Monthly	Historical Occupancy(5)
Taxes:	$0	Springing	Current Occupancy:	99.8% (December 6, 2012)
Insurance:	$0	Springing	2011 Occupancy:	99.8% (December 31, 2011)
Replacement:	$0	Springing	2010 Occupancy:	96.9% (December 31, 2010)
TI/LC(2):	$0	Springing	2009 Occupancy:	97.2% (December, 31, 2009)

(1)   See “Initial Reserves” and “Ongoing Reserves” herein.
(2)  TI/LC reserves include certain anchor and major tenant specific reserves.  See “Ongoing Reserves” herein.
(3)    Based on Total Collateral Sq. Ft. of 525,225.
(4)  Underwritten NOI DSCR and NCF DSCR are based on interest only debt service payment.  Based on a 30-year amortization schedule the Underwritten NOI and NCF DSCR are 2.05x and 1.93x, respectively.
(5)   Excludes non-owned anchor Home Depot (108,641 sq. ft.). Current Occupancy based on Total Sq. Ft. is 99.8%.

Financial Information
Cut-off Date Balance / Sq. Ft.(3):	$65
Balloon Balance / Sq. Ft.(3):	$65
Cut-off Date LTV:	55.0%
Balloon LTV:	55.0%
Underwritten NOI DSCR(4):	2.96x
Underwritten NCF DSCR(4):	2.80x
Underwritten NOI Debt Yield:	11.5%
Underwritten NCF Debt Yield:	10.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2060 East Serene Avenue Las Vegas, NV 89123	Collateral Asset Summary – Loan No. 10 Eastern Beltway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,100,000 55.0% 2.80x 11.5%

Tenant Summary
Tenant Mix	Ratings (Fitch/Moody’s/S&P)(1)	Total Sq. Ft.	% of Total Collateral Sq. Ft.	Lease Expiration	Annual U/W Base Rent Per Sq. Ft.	Sales PSF(2)	Occupancy Cost (% of Sales)(3)

Non-Collateral Anchors
Home Depot	A-/A3/A-	108,641	NAP	NAP	NAP	NAP	NAP
Total Non-Collateral Anchors		108,641			NAP	NAP

Collateral Anchor Tenants
Wal-Mart(4)	AA/Aa2/AA	226,919	43.2%	1/25/2018	$2.84	NAP	NAP
Sam’s Club(4)	AA/Aa2/AA	135,863	25.9%	7/31/2020	$2.01	NAP	NAP
Total Collateral Anchor Tenants		362,782	69.1%		$2.53	NAP	NAP

Major Tenants (> 10,000 sq. ft.)
Ross Stores, Inc.	NR/NR/BBB+	30,187	5.7%	1/31/2014	$12.38	$347	4.2%
OfficeMax	NR/B2/B-	23,775	4.5%	9/30/2013	$12.00	NAP	NAP
Petco	NR/B3/B	15,040	2.9%	1/31/2015	$17.30	$223	9.1%
Home Consignment Center	NR/NR/NR	14,980	2.9%	10/19/2017	$15.54	$126	15.1%
Total Major Tenants		83,982	16.0%		$13.72	$261	6.5%

Remaining Tenants
In-line		77,261	14.7%		$28.84	$258	15.6%
Total Remaining Tenants		77,261	14.7%		$28.84	$258	15.6%

Total Occupied Collateral		524,025	99.8%

Vacant		1,200	0.2%
Total Collateral Sq. Ft.(5)		525,225	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)
Sales PSF provided by the borrower as of November 1, 2012 and only include tenants that reported sales for a minimum of 12 months (31.3% of in-line NRA).  In-line sales shown above include restaurant tenants.  Home Depot, Wal-Mart and Sam’s Club are not required to report sales; however, third party research indicates that these stores are performing at or above their respective state and national averages, and the appraisal indicates that the Wal-Mart and Sam’s Club are the highest grossing stores in the metropolitan area.

(3)	Occupancy Cost (% of Sales) based on Annual U/W Base Rent Per Sq. Ft. and expense recoveries as of 10/31/2012.
(4)
Wal-Mart and Sam’s Club are leased under ground leases and pay common area maintenance to the borrower.  The ground leases for both Wal-Mart and Sam’s Club contain 12 automatic 5-year extensions unless the tenant delivers notice of termination 90 days prior to its then applicable lease expiration date.

(5)	Total Collateral Sq. Ft. excludes Non-Collateral Anchor Home Depot.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2060 East Serene Avenue Las Vegas, NV 89123	Collateral Asset Summary – Loan No. 10 Eastern Beltway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,100,000 55.0% 2.80x 11.5%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	8	34,470	6.6%	34,470	6.6%	$17.51	14.0%	14.0%
2014	9	52,377	10.0%	86,847	16.5%	$16.95	20.7%	34.7%
2015	4	22,426	4.3%	109,273	20.8%	$19.41	10.1%	44.8%
2016	2	3,180	0.6%	112,453	21.4%	$39.38	2.9%	47.7%
2017	5	25,540	4.9%	137,993	26.3%	$18.50	11.0%	58.7%
2018(2)	4	239,865	45.7%	377,858	71.9%	$4.34	24.2%	82.9%
2019	1	2,400	0.5%	380,258	72.4%	$39.60	2.2%	85.1%
2020(2)	1	135,863	25.9%	516,121	98.3%	$2.01	6.4%	91.5%
2021	1	1,800	0.3%	517,921	98.6%	$45.90	1.9%	93.4%
2022	0	0	0.0%	517,921	98.6%	$0.00	0.0%	93.4%
2023	1	1,600	0.3%	519,521	98.9%	$26.45	1.0%	94.4%
Thereafter	1	4,504	0.9%	524,025	99.8%	$53.29	5.6%	100.0%
Vacant	NAP	1,200	0.2%	525,225	100.0%	$0.00	NAP
Total / Wtd. Avg.(3)	37	525,225	100.0%			$8.20	100.0%
(1)
Certain tenants have lease termination options related to co-tenancy provisions and sales thresholds that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

(2)
Leases expiring in 2018 include the Wal-Mart ground lease, which has 12 automatic 5-year extensions unless the tenant delivers notice of termination 90 days prior to its then applicable lease expiration date.  The lease expiring in 2020 is the Sam’s Club ground lease, which has 12 automatic 5-year extensions unless the tenant delivers notice of termination 90 days prior to its then applicable lease expiration date.

(3)	Total / Wtd. Avg. excludes Non-Collateral Anchor Home Depot.

The Loan. The Eastern Beltway loan (the “Eastern Beltway Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 525,225 sq. ft. portion of a 633,866 sq. ft., 12 building power center located in Las Vegas, Nevada (the “Eastern Beltway Property”) with an original principal balance of $34.1 million.  The Eastern Beltway Property is anchored by Wal-Mart and Sam’s Club and shadow anchored by Home Depot (non-owned and not part of the collateral).  The Eastern Beltway Loan accrues interest at a fixed rate equal to 3.8315% and has a cut-off date balance of approximately $34.1 million.  The Eastern Beltway Loan has a 10-year term and interest only payments for the term of the loan.  Loan proceeds along with $27.7 million of equity from the borrower were used to acquire the property for $61.8 million and fund closing costs. Based on the appraised value of $62.0 million as of November 8, 2012, the cut-off date LTV is 55.0% with remaining implied equity equal to $27.9 million.  The most recent prior financing of the Eastern Beltway Loan was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$34,100,000	55.1%	Acquisition	$61,750,944	99.8%
Sponsor Equity	$27,747,754	44.9%	Closing Costs	$96,810	0.2%
Total Sources	$61,847,754	100.0%	Total Uses	$61,847,754	100.0%

The Borrower / Sponsor.  The borrower, Inland Diversified Las Vegas Eastern Beltway, L.L.C., is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsor of the borrower and the nonrecourse carve-out guarantor is Inland Diversified Real Estate Trust, Inc. (the “Sponsor”).  Las Vegas Eastern Beltway L.L.C. is wholly-owned by Inland Territory, L.L.C., which is 79.4% owned and managed by Inland Diversified Real Estate Trust, Inc.  The remaining 20.6% is owned by the seller of the Eastern Beltway Property (and other properties sold to borrower affiliates) through membership interests in Inland Territory, L.L.C., which ownership interest was retained by the seller (and its affiliates) for tax purposes.  The Eastern Beltway Property was part of a larger portfolio acquisition by the Sponsor of six properties with a total purchase price of $294.5 million.  The allocated purchase price of the Eastern Beltway Property was approximately $62.0 million.

The Sponsor is owned by Inland Real Estate Corporation (NYSE: IRC), which is a self-administered, self-managed real estate investment trust (REIT) that owns and operates neighborhood, community, power and lifestyle retail centers and single-tenant retail properties located primarily in the Midwestern United States.  As of September 30, 2012, IRC owned interests in 150 properties with

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2060 East Serene Avenue Las Vegas, NV 89123	Collateral Asset Summary – Loan No. 10 Eastern Beltway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,100,000 55.0% 2.80x 11.5%

aggregate leasing space of 15 million square feet.  Inland Real Estate Corporation is part of The Inland Real Estate Group of Companies, Inc., one of the nation’s largest commercial real estate and finance groups employing more than 1,400 people.  The Inland Real Estate Group of Companies, Inc. owns and manages over 115 million square feet of commercial real estate in 47 states.

The Property. The Eastern Beltway Property consists of a twelve building anchored retail power center containing 633,866 sq. ft. of total leasable area, 525,225 sq. ft. of which is collateral for the Eastern Beltway Loan.  Located at the northwest corner of East Serene Avenue and South Eastern Avenue, the Eastern Beltway Property is adjacent to Interstate 215 in Las Vegas, Nevada and benefits from daily traffic counts of 225,000 cars.  There are a total of eight intersections with access into the Eastern Beltway Property including East Serene Avenue and South Eastern Avenue, two major arterials providing property visibility.

As of November 1, 2012, in-line tenants in occupancy that reported sales for a minimum of 12 months reported annual sales of $258 PSF with an occupancy cost of 15.6%.  As of December 6, 2012, the Eastern Beltway Property was 99.8% occupied based on owned collateral and 99.8% occupied based on total square footage.

The Eastern Beltway Property contains three anchor tenants including Wal-Mart (owned), Sam’s Club (owned) and Home Depot (non-owned and not part of collateral).  Major tenants include Ross Stores, Inc., OfficeMax, Petco and Home Consignment Center.  The Eastern Beltway Property is occupied by 30 additional in-line tenants, none of which occupy more than 1.3% of the total owned NRA.  In-line tenant sales at the Eastern Beltway Property have increased year-over-year since 2009 as shown in the table below.

Historical Sales PSF(1)
	2009	2010	2011	T-12 11/1/2012
Ross Stores, Inc.	$285	$312	$337	$347
Petco	$226	$221	$224	$223
Home Consignment Center	$123	$135	$127	$126

All In-line Tenants(2)	$196	$208	$241	$258
(1)
Home Depot, Wal-Mart and Sam’s Club are not required to report sales; however, third party research indicates that the stores are performing at or above their respective state and national averages, and the appraisal indicates that the Wal-Mart and Sam’s Club are the highest grossing stores in the metropolitan area.

(2)
In-line tenant sales include all tenants less than 10,000 sq. ft. that have been in occupancy and reported sales for a minimum of 12 months (31.3% of in-line NRA). In-line tenant sales shown above include restaurant tenants.

Environmental Matters. The Phase I environmental report dated November 5, 2012 recommended no further action at the Eastern Beltway Property.

The Market.  The Eastern Beltway Property is located in Las Vegas, Nevada in the southwest quadrant of the Interstate-215 freeway and South Eastern Avenue Interchange 6.5 miles southeast of the Las Vegas Strip in the South Las Vegas submarket.  The Eastern Beltway Property is the primary commercial development in the area with a greater trade area expanding approximately three miles around the center.  The immediate market area has significant residential development with concentrations of commercial development along arterial streets and freeways.  As of 2010, the population in the 3-mile trade area was 146,059 and the current average household income in the 3-mile trade area is $88,003.

The appraiser analyzed a set of five competitive Wal-Mart anchored and shadow anchored retail centers within the region of the Eastern Beltway Property.  The comparables have occupancies ranging from 91% to 98% with an average occupancy of 95%.  The appraiser’s competitive set compared to the Eastern Beltway Property is detailed below:

Competitive Set (1)
Name	Eastern Beltway	Crossroads Towne Center	Eastgate	Tropicana Beltway Center	Cheyenne Commons	Centennial Center
Distance from Subject	NAP	6.6 miles	9.9 miles	15.4 miles	23.0 miles	26.7 miles
Year Built / Renovated	1998, 2006 / NAP	2007 / NAP	1998 / NAP	2003 / NAP	1993 / NAP	2002 / NAP
Total Occupancy	99.8%	98.0%	91.0%	96.0%	95.0%	96.0%
Total Size (Sq. Ft.)	525,225	390,725	370,378	637,443	366,326	845,050
(1)	Source: Appraisal

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2060 East Serene Avenue Las Vegas, NV 89123	Collateral Asset Summary – Loan No. 10 Eastern Beltway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,100,000 55.0% 2.80x 11.5%

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	T-12 10/31/2012	U/W	U/W PSF
Base Rent(1)	$3,996,938	$4,218,414	$4,324,232	$4,298,346	$8.18
Value of Vacant Space	0	0	0	36,000	0.07
Gross Potential Rent	$3,996,938	$4,218,414	$4,324,232	$4,334,346	$8.25
Total Recoveries	850,444	828,632	832,225	865,056	1.65
Total Other Income	74,400	74,672	100,898	100,898	0.19
Less: Vacancy & Credit Loss(2)	0	0	0	(259,970)	(0.49)
Effective Gross Income	$4,921,782	$5,121,718	$5,257,355	$5,040,330	$9.60
Total Operating Expenses	1,140,445	1,069,766	1,090,650	1,117,272	2.13
Net Operating Income	$3,781,337	$4,051,952	$4,166,705	$3,923,057	$7.47
TI/LC(3)	0	0	0	115,045	0.22
Capital Expenditures	0	0	0	105,045	0.20
Net Cash Flow	$3,781,337	$4,051,952	$4,166,705	$3,702,968	$7.05

(1)	U/W Base Rent includes $30,455 in contractual rent steps through February 1, 2014 and $83,078 in downward mark-to-market adjustments.
(2)
U/W Vacancy & Credit Loss of $259,970 is based on 5% market vacancy per the appraiser’s conclusions.  The current vacancy at the Eastern Beltway Property is 0.2% and the average vacancy from 2009 through T-12 was 1.6%.

(3)	U/W TI/LC based on appraiser’s conclusions and equates to $0.71 per sq. ft. excluding the Wal-Mart and Sam’s Club ground lease space.

Property Management.  The Eastern Beltway Property is managed by Inland Diversified Real Estate Services, LLC, a borrower affiliate.

Lockbox / Cash Management.  The Eastern Beltway Loan is structured with a hard lockbox and springing cash management.  In place cash management is required upon (i) any Cash Trap Period, (ii) the failure by the borrower after the end of two consecutive calendar quarters to maintain a debt service coverage ratio of 1.35x until the debt service coverage ratio is at least equal to 1.45x for two consecutive calendar quarters.

A Cash Trap Period commences upon (i) an event of default, (ii) a bankruptcy action by Wal-Mart, Sam’s Club or any approved replacement tenant, (iii) if Wal-Mart, Sam’s Club or any approved replacement tenant goes dark, or (iv) if Home Depot U.S.A, or any person that owns land adjacent to the Eastern Beltway Property on which is located a Home Depot store, has become the subject of a bankruptcy action or goes dark.  Notwithstanding the foregoing, if a Cash Trap Period is caused by any of (ii), (iii) or (iv) above, no cash trap is required if the borrower delivers a payment guaranty signed by the sponsor in an amount equal to the square footage of the affected premises multiplied by $10.00.

Initial Reserves.  None.

Ongoing Reserves.  The borrower will be required to deposit monthly tax reserves upon (i) an event of default or (ii) failure by the borrower to deliver evidence that all taxes have been paid to the appropriate public office within 10 days after the date such taxes become due and prior to the date such taxes become delinquent.

The borrower will be required to deposit monthly insurance reserves upon (i) an event of default or (ii) failure by the borrower to deliver a certificate of insurance of any renewed policy with respect to the Eastern Beltway Property.

The borrower will be required to deposit monthly replacement reserves of $10,088 upon an event of default.

The borrower will be required to deposit monthly rollover reserves of $23,734 upon (i) an event of default, (ii) a decrease in the occupancy rate below 85% or (iii) the failure of the borrower to maintain debt service coverage of at least 1.90x until such time as all three conditions are again satisfied.  If the debt yield is at least 9.0% and if monthly rollover reserves were deposited as a result of clause (ii) or (iii), the borrower will no longer be required to deposit monthly rollover reserves so long as there is no continuing (i) Cash Trap Period or (ii) event of default.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2060 East Serene Avenue Las Vegas, NV 89123	Collateral Asset Summary – Loan No. 10 Eastern Beltway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,100,000 55.0% 2.80x 11.5%

Major Tenant Rollover Reserve.  The borrower will be required to make monthly reserve deposits in the amount of $25,156 into a Major Tenant Rollover Reserve commencing on the first payment date occurring after the commencement of a Major Tenant Rollover Reserve Event until the earlier of (i) a Major Tenant has  exercised its right to extend or renew its lease, (ii) the amount of funds is equal to the square footage of the space related to the Major  Tenant multiplied by $10, or (iii) a lease to an acceptable replacement tenant has been executed.  Funds will be released for approved leasing expenses in connection with a renewal or replacement lease.  A Major Tenant Rollover Reserve Event occurs at the earlier of (a) the date that a Major Tenant notifies borrower it is terminating, (b) the payment date occurring in October 2013 if Ross Stores, Inc. has not yet extended the term of its lease, (c) the payment date occurring in October 2014 if Petco has not yet extended the term of its lease, (d) the payment date in February 2018 if OfficeMax has not extended the term of its lease, (e) the date that any Major Tenant becomes the subject of a bankruptcy action or (f) the date any Major Tenant goes dark.  Major Tenants include Ross Stores, Inc., Petco, and OfficeMax.

Wal-Mart Rollover Reserve.  The borrower will be required to make monthly reserve deposits in the amount of $87,809 into a Wal-Mart Rollover Reserve commencing on the payment date occurring in May 2017, until (i) Wal-Mart renews its lease or (ii) a lease to an acceptable replacement tenant has been executed.  In addition, commencing on the payment date occurring in November 2017 if Wal-Mart has notified borrower that it is not renewing or extending its lease, all excess cash will be held by lender until (i) Wal-Mart renews its lease or (ii) a lease to an acceptable replacement tenant has been executed, provided that lender is not required to release such funds if an event of default exists.

Sam’s Club Rollover Reserve.  The borrower will be required to make monthly reserve deposits in the amount of $74,445 into a Sam’s Club Rollover Reserve commencing on the payment date occurring in November 2019, until (i) Sam’s Club renews its lease or (ii) a lease to an acceptable replacement tenant has been executed.  In addition, commencing on the payment date occurring in May 2020 if Sam’s Club has notified borrower that it is not renewing or extending its lease, all excess cash will be held by lender until (i) Sam’s Club renews its lease or (ii) a lease to an acceptable replacement tenant has been executed, provided that lender is not required to release such funds if an event of default exists.

Current Mezzanine or Subordinate Indebtedness.  None.

Future Mezzanine or Subordinate Indebtedness Permitted.  None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2060 East Serene Avenue Las Vegas, NV 89123	Collateral Asset Summary – Loan No. 10 Eastern Beltway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,100,000 55.0% 2.80x 11.5%

Anchor / Major
Non Anchor
Not Part of Collateral
Not Part of Collateral
SOUTHERN BELTWAY I-215
SPENCER STREET
EASTERN AVENUE
SERENE AVENUE
Sam's Club
Walmart
Save money. Live better.
Supercenter
OfficeMax
THE HOME DEPOT
petco
RHAPSODIELLE
ROSS
DRESS FOR LESS
SHOPS A
SHOPS B
SHOPS C
C1
C2
C3
EUPHORIA
PAD G
PAD 4
DOTTY'S
PAD 3
BURGER KING
PAD 2
DEL TACO
PAD 1
PAD A
PAD B
HOME

Sam's Club
Walmart
Save money. Live better.
Supercenter
OfficeMax
THE HOME DEPOT
ROSS
petco
RHAPSODIELLE
BURGER KING
DOTTY'S
EUPHORIA

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2060 East Serene Avenue Las Vegas, NV 89123	Collateral Asset Summary – Loan No. 10 Eastern Beltway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,100,000 55.0% 2.80x 11.5%

Eastern Beltway
2310 East Serene Avenue
Las Vegas, NV 89123
Las Vegas Strip
University of Nevada - Las Vegas
McCarran International Airport
CLARK COUNTY
LAS VEGAS
HENDERSON
Sunset Park
Henderson Executive Airport
Flamingo Rd.
Harmon Ave.
Tropicana Ave.
Reno Ave.
Hacienda Ave.
Russell Rd.
Patrick Ln.
Sunset Rd.
Bruce Woodbury
Bruce Woodbury Beltway
Beltway
Airport Connector
Warm Springs Rd.
Robindale Rd.
Windmill Pkwy.
Wigwam Pkwy.
Pebble Rd.
Serene Ave.
Silverado Ranch Blvd.
Cactus Ave.
Horizon Ridge
Sunridge Heights Pkwy.
Blue Diamond Rd.
Paradise Rd.
Maryland Pkwy.
Eastern Ave.
Spencer St.
Pecos Rd.
Bermuda Rd.
Gillespie St.
Dean Martin Dr.
Las Vegas Blvd.
Valley View Blvd.
Green Valley Pkwy.
St. Rose Pkwy.
Coronado Ctr. Dr.
Carnegie St.
Paseo Verde Pkwy.
Valle Verde Dr.
Beltway Corporate Center
Colonnade Square
Beltway Marketplace
The District at Green Valley Ranch
Green Valley Ranch
Diamond Summit Plaza
St. Rose Dominican Hospital
Eastern Commons
Las Vegas Premium Outlets South
Town Square Las Vegas
Callaway Golf Center
Vegas Pointe Plaza
Desert Bloom Park
Palm Valley View Mem. Park
Wild Horse Golf Course
Legacy Golf Course
Desert Willow Golf Course
Rio Secco Golf Club
Kindred Hospital Las Vegas - Flamingo
Renaissance Center East
Thomas & Mack Center
Hard Rock Hotel & Casino
Harmon Corner
Wyndham Grand Desert
LAS VEGAS MONORAIL
CITY CENTER
Aria Resort & Casino
Planet Hollywood
MGM Grand
New York New York
The New Tropicana
Excalibur
Luxor
Mandalay Bay
Four Seasons
Bellagio
Paris Las Vegas
Bally's
Caesar's Palace
Rio
Gold Coast
Palms Casino Resort
15
215
515
93
95
582
592
593
604
146
NORTH LAS VEGAS
LAS VEGAS
Sunrise Manor
Winchester
Paradise
Spring Valley
Summerlin
Enterprise
HENDERSON
Nellis Air Force Base
LAKE MEAD NATIONAL RECR. AREA
Desert Wetlands Park

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Spartanburg, SC Ruston, LA Murray, KY Warrensburg, MO	Collateral Asset Summary – Loan No. 11 Campus Core Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,500,000 68.2% 1.43x 9.9%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Portfolio of Four Properties
Loan Purpose:	Acquisition		Property Type:	Multifamily / Student Housing
Sponsor:	Evan F. Denner; Andrew N. Stark;		Collateral:	Fee Simple
	Senior Care Holdings, Inc. on a joint		Location:	South Carolina, Louisiana, Kentucky
	and several basis			and Missouri
Borrower:	CEV Murray LP; CEV Ruston LP;		Year Built / Renovated:	2008 / NAP
	CEV Upstate LP; CEV Warrensburg		Total Units / Beds:	536 / 1,762
	LP		Property Management:	Campus Evolution Villages, LLC
Original Balance:	$33,500,000		Underwritten NOI:	$3,304,099
Cut-off Date Balance:	$33,500,000		Underwritten NCF:	$3,083,849
% by Initial UPB:	2.2%		Appraised Value:	$49,110,000
Interest Rate:	4.1565%		Appraisal Date:	July 2012
Payment Date:	6th of each month
First Payment Date:	January 6, 2013		Historical NOI
Maturity Date:	December 6, 2022		TTM NOI:	$3,366,058 (T-12 September 30, 2012)
Amortization:	Interest-only for the first 24 months;		2011 NOI(4):	$2,756,288 (December 31, 2011)
	300 months thereafter		2010 NOI:	$2,859,411 (December 31, 2010)
Additional Debt:	None
Call Protection:	L(25), D(92), O(3)		Historical Occupancy(5)(6)
Lockbox / Cash Management(1):	Soft / Springing		Current Occupancy:	86.0% (November 30, 2012)
			2011 Occupancy:	NAV
Reserves			2010 Occupancy:	NAV
	Initial	Monthly
(1)   Cash management will be triggered (i) during an event of default, (ii) during any bankruptcy action of borrower, sponsor, guarantor or property manager, or (iii) if the borrower fails to maintain an actual DSCR of 1.20x for two consecutive quarters until the actual DSCR after the end of four consecutive quarters is at least equal to 1.30x.
(2)   Represents rents paid in advance of their month due through financial aid or other means. Additionally, future prepaid rents will be deposited into such prepaid rent reserve accounts.
(3)   Based on amortizing debt service payments.  Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.34x and 2.18x, respectively.
(4)   2011 NOI represents the eight months of financials annualized for two of the properties and five months of financials annualized for two of the properties.  The seller of the Campus Core Portfolio acquired the properties in 2010 via a note sale and gained ownership through foreclosure in 2011.  As such, limited financial information was available for early 2011.
(5)   Historical occupancy is not available as the properties were acquired by the Sponsor in 2011.
(6)   Occupancy based on Total Beds.

Taxes:	$62,419	$62,419
Insurance:	$89,595	$16,683
Replacement:	$0	$17,867
Prepaid Rent Reserve(2):	$262,235	NAP

Financial Information
Cut-off Date Balance / Unit (Bed):	$62,500 ($19,012)
Balloon Balance / Unit (Bed):	$49,319 ($15,003)
Cut-off Date LTV:	68.2%
Balloon LTV:	53.8%
Underwritten NOI DSCR(3):	1.53x
Underwritten NCF DSCR(3):	1.43x
Underwritten NOI Debt Yield:	9.9%
Underwritten NCF Debt Yield:	9.2%

TRANSACTION HIGHLIGHTS

▪	Cash Equity. The sponsor acquired the properties for a total of $46.5 million, contributing $12.1 million of cash equity at closing (26.0% of purchase price).
▪
Proximity to Universities. The Campus Core Portfolio properties are located less than one mile from their respective universities (Murray State University, Louisiana Tech University, University of South Carolina Upstate, and University of Central Missouri).

▪
Property Quality.  The Campus Core Portfolio properties were constructed in 2008 and offer amenities including fully-furnished units, free cable and internet, in-unit washer/dryers, private shuttles to campus, cafes, fitness centers, swimming pools, computer labs, game rooms, picnic areas and lounge areas.

▪
Experienced Sponsor / Property Management.  Including the Campus Core Portfolio, Campus Evolution Villages, LLC manages over 7,700 beds across 19 schools with over 25 years of student housing management experience.

▪
Lease Structure.  Leases are generally structured with 12-month terms and require parental guarantees unless the tenant independently qualifies (approximately 79% of current leases have parental guarantees).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8985 Venice Boulevard Los Angeles, CA 90034	Collateral Asset Summary – Loan No. 12 Venice Crossroads	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,000,000 53.2% 1.79x 10.7%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Anchored Retail
Sponsor(1):	Said Shooshani; Said and Homa		Collateral:	Fee Simple
	Shooshani Family Trust on a joint and		Location:	Los Angeles, CA
	several basis		Year Built / Renovated:	1975 / 1998
Borrower:	HOMA II, LLC		Total Sq. Ft.:	155,793
Original Balance:	$33,000,000		Property Management:	ETC Real Estate Services, Inc.
Cut-off Date Balance:	$33,000,000		Underwritten NOI:	$3,542,342
% by Initial UPB:	2.2%		Underwritten NCF:	$3,323,092
Interest Rate:	3.8340%		Appraised Value:	$62,000,000
Payment Date:	6th of each month		Appraisal Date:	November 21, 2012
First Payment Date:	February 6, 2013
Maturity Date:	January 6, 2023		Historical NOI
Amortization:	360 months		TTM NOI:	$3,472,294 (T-12 September 30, 2012)
Additional Debt:	None		2011 NOI:	$3,462,101 (December 31, 2011)
Call Protection:	L(24), D(92), O(4)		2010 NOI:	$3,200,581 (December 31, 2010)
Lockbox / Cash Management(2):	Springing Hard / Springing		2009 NOI:	$3,162,441 (December 31, 2009)

Reserves			Historical Occupancy
	Initial	Monthly	Current Occupancy:	99.8% (November 30, 2012)
Taxes(3):	$0	Springing	2011 Occupancy:	99.8% (December 31, 2011)
Insurance(3):	$0	Springing	2010 Occupancy:	97.2% (December 31, 2010)
Replacement(4):	$0	Springing	2009 Occupancy:	96.6% (December 31, 2009)
TI/LC(4):	$0	Springing
(1)   The sponsor is also the sponsor for the mortgage loan identified in Annex A-1 to the free writing prospectus as Centerpoint Mall, which has a cut-off date principal balance of $27,000,000.
(2)   A hard lockbox with cash management will be triggered upon (i) an event of default, (ii) underwritten net cash flow, as determined by lender, falls below $2.0 million, or (iii) a “Primary Tenant Sweep Period”, which is during the occurrence of (i) 6 months prior to the Albertson’s lease expiration date, (ii) Albertson’s gives notice to terminate or cancel its lease prior to the scheduled expiration date, or the Albertsons lease is otherwise terminated, (iii) Albertson’s goes dark, (iv) an event of default by Albertson’s under its lease, or (v) a bankruptcy or insolvency proceeding of Albertson’s. A Primary Tenant Sweep Period will not, however, trigger a hard lockbox with cash management if the borrower posts a letter of credit in accordance with the requirements of the loan documents.
(3)  The borrower will be required to make monthly deposits of (i) 1/12 of the annual tax payments into the tax reserve and (ii) 1/12 of the annual insurance premiums into the insurance reserve upon (a) an event of default, (b) underwritten net cash flow, as determined by lender, falls below $2.4 million for two consecutive calendar quarters, (c) with respect to the tax reserve, if real estate taxes are not paid at least 10 days prior to their due date, and (d) with respect to the insurance reserve, if insurance premiums are not paid at least 10 days prior to their respective expiration dates and an acceptable blanket insurance policy is no longer in effect.
(4)  The borrower will be required to make monthly deposits of (i) $3,895 into the replacement reserve and (ii) $14,376 into the TI/LC reserve upon (a) an event of default or (b) underwritten net cash flow, as determined by lender, falls below $2.4 million for two consecutive calendar quarters.
(5)   During a Primary Tenant Sweep Period, all excess cash will be deposited into the primary tenant sweep reserve, subject to a reserve cap of $500,000.

OfficeMax Tax Reimbursement:	$19,968	$0
Ross:	$20,000	$0
Primary Tenant Sweep(5):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$212
Balloon Balance / Sq. Ft.:	$167
Cut-off Date LTV:	53.2%
Balloon LTV:	42.0%
Underwritten NOI DSCR:	1.91x
Underwritten NCF DSCR:	1.79x
Underwritten NOI Debt Yield:	10.7%
Underwritten NCF Debt Yield:	10.1%

TRANSACTION HIGHLIGHTS
▪
Tenancy. Venice Crossroads is a 155,793 square foot anchored retail center located in West Los Angeles, primarily occupied by four national retail anchor tenants: Albertson’s, OfficeMax, Ross Dress for Less and CVS.  The four anchor tenants account of approximately 88.0% of net rentable sq. ft. and have each been at the shopping center for at least 14 years. OfficeMax and Ross Dress for Less exercised extension options within the past year, and each anchor tenant has multiple extension options remaining that require at least six months notice.

▪
Occupancy. Venice Crossroads has averaged approximately 98.4% occupancy since 2006 and is located in a dense infill location of the West Los Angeles retail market, which has a market vacancy of less than 5%. The population within a 3-mile radius is 303,837 with an average household income of $80,147.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7361 Laurel Canyon Boulevard North Hollywood, CA 91605	Collateral Asset Summary – Loan No. 13 Laurel Canyon	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,300,000 51.4% 1.30x 13.7%

Mortgage Loan Information			Property Information
Loan Seller:	LCF		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type(2):	Other
Sponsor:	Stephen F. Botsford		Collateral:	Fee Simple
Borrower:	63 LCB Land LLC;		Location:	North Hollywood, CA
	63 LCH Tenant LLC		Year Built / Renovated:	NAP
Original Balance:	$30,300,000		Total Acreage	60.8
Cut-off Date Balance:	$30,300,000		Property Management:	Laurel Canyon Holdings, LLC
% by Initial UPB:	2.0%		Underwritten NOI(3):	$4,151,220
Interest Rate(1):	5.9180%		Underwritten NCF(3):	$3,980,966
Payment Date:	6th of each month		Appraised Value:	$59,000,000
First Payment Date:	February 6, 2013		Appraisal Date:	October 26, 2012
Anticipated Repayment Date(1):	January 6, 2025
Maturity Date:	January 6, 2028		Historical NOI
Amortization:	180 months		TTM NOI:	$1,526,567 (October 31, 2012)
Additional Debt:	None		2011 NOI:	$1,695,089 (December 31, 2011)
Call Protection:	L(24), D(116), O(4)		2010 NOI:	$1,837,424 (December 31, 2010)
Lockbox / Cash Management:	Hard / In Place		2009 NOI:	$1,731,898 (December 31, 2009)

Reserves			Historical Occupancy
	Initial	Monthly	Current Occupancy:	99.1% (December 28, 2012)
Taxes:	$56,348	$9,391	2011 Occupancy:	97.5% (December 31, 2011)
Insurance:	$7,147	$595	2010 Occupancy:	99.0% (December 31, 2010)
			2009 Occupancy:	97.0% (December 31, 2009)
Financial Information
(1)   If the loan is not repaid by the anticipated repayment date, the interest rate will increase by 2.0% and all excess cash flow will be applied first to payment of principal until the outstanding principal balance of the loan is repaid in full and then to accrued interest.  All interest over the initial interest rate (i.e., the 2.0% increase), as compounded at the increased interest rate (to the extent permitted by applicable law) will accrue until the principal is repaid in full.
(2)   The loan is secured by a 60.8 acre site that is currently utilized for parking, auto auction, open storage and other incidental operations. Due to certain deed restrictions, the property is restricted to its current use.
(3)   The increase in the Underwritten NOI and Underwritten NCF over historical NOI and NCF is due to the acquisition of the fee interest at origination of the Laurel Canyon loan. The ground rent expense, which was included in the historical NOI, was removed from the Underwritten NOI and Underwritten NCF. Both the fee and leasehold owners are borrowers under the Laurel Canyon loan.

Cut-off Date Balance / Acre:	$498,273
Balloon Balance / Acre :	$142,964
Cut-off Date LTV:	51.4%
Balloon LTV :	14.7%
Underwritten NOI DSCR:	1.36x
Underwritten NCF DSCR:	1.30x
Underwritten NOI Debt Yield:	13.7%
Underwritten NCF Debt Yield:	13.1%

TRANSACTION HIGHLIGHTS

■
Long term NNN leases.  The property is 99.1% leased to 3 tenants on long term NNN leases.  Insurance Auto Auctions (“IAA”) leases approximately 81% of the property through 2035 with termination option in 2027 and 2032.  IAA is rated NR/B3/B+ by Fitch/Moody’s/S&P.  IAA has been a tenant at the property since 2003 and has been expanding and extending its lease for nearly 10 years.

■	Loan metrics. The property has an appraised value of $59 million, resulting in an LTV of 51.4%. The loan amortizes on a 15-year schedule and has a 1.36x NOI DSCR and 13.7% NOI debt yield.
■	Stable operating history. The property has consistently generated revenues of not less than $4.5 million since 2009 and has experienced occupancy of not less than 97% over the same period.
■
Location.  The property is located in the North Hollywood area of Los Angeles.  The property is located directly off the 170 Freeway which provides access to I-5 and merges with the 101 Freeway.  The property is located less than 5 miles from the Bob Hope International airport.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2121-2289 East Semoran Boulevard Apopka, FL 32703	Collateral Asset Summary – Loan No. 14 Wekiva Riverwalk	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,070,068 74.9% 1.25x 9.5%

Mortgage Loan Information			Property Information
Loan Seller:	LCF		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Retail
Sponsor:	Woolbright Development		Collateral:	Fee Simple
Borrower:	Woolbright Wekiva LLC		Location:	Apopka, FL
Original Balance:	$28,125,000		Year Built / Renovated:	1989 / 2012
Cut-off Date Balance:	$28,070,068		Total Sq. Ft.(3):	219,586
% by Initial UPB:	1.9%		Property Management:	Woolbright Development, Inc.
Interest Rate:	5.7050%		Underwritten NOI:	$2,678,169
Payment Date:	6th of each month		Underwritten NCF:	$2,451,470
First Payment Date:	December 6, 2012		Appraised Value:	$37,500,000
Maturity Date:	November 6, 2022		Appraisal Date:	September 19, 2012
Amortization:	360 months
Additional Debt:	None		Historical NOI
Call Protection(1):	YM1(117), O(3)		TTM NOI:	$2,306,483 (August 31, 2012)
Lockbox / Cash Management:	Hard / In Place		2011 NOI:	$1,642,425 (December 31, 2011)
			2010 NOI:	$1,166,244 (December 31, 2010)
Reserves			2009 NOI:	$2,276,830 (December 31, 2009)
	Initial	Monthly
Taxes:	$215,146	$17,929	Historical Occupancy
Insurance:	$88,145	$12,592	Current Occupancy:	92.1% (September 17, 2012)
Replacement:	$0	$4,919	2011 Occupancy:	92.7% (December 31, 2011)
TI/LC:	$144,500	$15,296	2010 Occupancy:	69.3% (December 31, 2010)
Required Repairs:	$115,625	NAP	2009 Occupancy:	88.1% (December 31, 2009)
Mattress Giant Reserve(2):	$10,000	$0
(1)   Release of the Regions Bank parcel, the Chase Bank parcel, and/or the Mattress Giant/Chipotle parcel will be permitted subject to provisions in the loan documents including (i) delivery of a REMIC opinion, (ii) satisfaction of DSCR and LTV tests and (iii) payment of the greater of (a) 90% of the fair market value of the release parcel and (b) 115% of the allocated loan amount.  The parcel allocated loan amounts are: Regions Bank - $1,550,000; Chase Bank - $1,550,000 and Mattress Giant/Chipotle - $1,850,000.
(2)   An upfront reserve of $10,000 was taken at closing with respect to outstanding leasing  commissions for the Mattress Giant/Chipotle space.
(3)   The Wekiva Riverwalk features two parcels subject to ground leases currently improved  with Regions Bank (4,820 square feet) and Chase Bank (5,030 square feet).  The per square footage calculations throughout utilize 1 sq. ft. for each of the ground lease tenants, consistent with the borrower’s rent roll.  Including the two ground-leased buildings, the total property square footage is 229,436 sq. ft. and the Wekiva Riverwalk loan has a cut-off date balance per sq. ft. of $123.

Financial Information
Cut-off Date Balance / Sq. Ft.:		$128
Balloon Balance / Sq. Ft.:		$108
Cut-off Date LTV:		74.9%
Balloon LTV:		63.0%
Underwritten NOI DSCR:		1.37x
Underwritten NCF DSCR:		1.25x
Underwritten NOI Debt Yield:		9.5%
Underwritten NCF Debt Yield:		8.7%

TRANSACTION HIGHLIGHTS

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Leasing Activity and Tenancy. Since acquisition in 2007, the sponsor has signed leases for approximately 67.8% of the NRA. The sponsor added over 11,000 square feet of space at a total cost of approximately $990,252 and executed leases with Marshall’s and Ross to occupy the space formerly occupied by Beall’s. The Wekiva Riverwalk property is 92.1% occupied by 34 tenants, anchored by Marshall’s (Fitch/Moody’s/S&P: NR/A3/A), Ross Stores (Fitch/Moody’s/S&P: NR/NR/BBB+), Bed Bath & Beyond (Fitch/Moody’s/S&P: NR/NR/BBB+) and United Artists (Fitch/Moody’s/S&P: B-/B3/B+) as of September 17, 2012.

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Experienced Sponsorship. Woolbright Development, the sponsor, is one of the largest private retail owners in Florida, with a portfolio of more than 30 projects totaling nearly 5 million square feet of retail and mixed-use real estate.

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Sponsor Equity. The sponsor purchased the property in 2007 for approximately $28.0 million and invested approximately $12.2 million into capital expenditures and tenant improvements as well as another $2.1 million of cash equity in order to refinance the previously existing debt.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

North Dartmouth, MA Tilton, NH Auburn, NY	Collateral Asset Summary – Loan Nos. 15, 16, 17 Crossed BJ’s Wholesale Club Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,540,000 60.0% 2.10x 10.9%

Mortgage Loan Information			Property Information
Loan Seller:	LCF		Single Asset / Portfolio(5):	Three Crossed Loans
Loan Purpose:	Acquisition		Property Type:	Single Tenant Retail
Sponsor:	Ladder Capital Finance Holdings LLLP		Collateral:	Fee Simple
Borrowers:	LBWDMA LLC; LBW Sennett LLC;		Location:	Massachusetts, New Hampshire &
	LBW Tilton LLC			New York
Original Balance(1):	$27,540,000		Year Built / Renovated:	1989-1996 / NAP
Cut-off Date Balance(1):	$27,540,000		Total Sq. Ft.:	240,000
% by Initial UPB:	1.8%		Property Management:	Self-managed
Interest Rate:	4.7500%		Underwritten NOI:	$3,013,102
Payment Date:	6th of each month		Underwritten NCF:	$2,787,292
First Payment Date:	February 6, 2013		Appraised Value:	$45,900,000
Anticipated Repayment Date(2):	January 6, 2023		Appraisal Date:	August 7, 2012
Maturity Date	January 6, 2038
Amortization:	Interest Only		Historical NOI
Additional Debt(3):	Future Mezzanine Debt Permitted		TTM NOI:	NAV
Call Protection:	YM(24), DorYM(92), O(4)		2011 NOI:	NAV
Lockbox / Cash Management:	Hard / In Place		2010 NOI:	NAV
			2009 NOI:	NAV
Reserves(4)
	Initial	Monthly	Historical Occupancy
Taxes:	$0	Springing	Current Occupancy:	100.0% (January 6, 2013)
Insurance:	$0	Springing	2011 Occupancy:	NAV
			2010 Occupancy:	NAV
Financial Information(1)			2009 Occupancy:	NAV
Cut-off Date Balance / Sq. Ft.:	$115
(1)   Cut-off Date Balance, Underwritten NOI and Underwritten NCF represented in the aggregate for the three crossed loans.
(2)   If the loan is not repaid by the anticipated repayment date, the interest rate will increase by 2.0% and all excess cash flow will be applied first to payment of principal until the outstanding principal balance of the loan is repaid in full and then to accrued interest. All interest over the interest rate (i.e., the 2.0% increase), together with compound interest thereon at the increased rate (to the extent permitted by applicable law) will accrue until the principal is repaid in full.
(3)   Future mezzanine debt is permitted subject to certain limits.
(4)   No ongoing reserve for taxes, insurance, capital expenditures, or TI/LC will be taken during the term of the loan. The properties are 100% occupied by BJ’s Wholesale Club under an absolute net lease with an expiration date 20 years from the origination of the loan. Under the terms of the lease agreements, the tenant pays all taxes and insurance directly, and is responsible for all capital expenditures related to the properties.
(5)   The properties may be released from the cross collateralization upon an assumption of an individual BJ’s Warehouse Club loan or upon a payoff of a loan by a borrower. There is no premium or fee for a release.

Balloon Balance / Sq. Ft. :	$115
Cut-off Date LTV:	60.0%
Balloon LTV:	60.0%
Underwritten NOI DSCR:	2.27x
Underwritten NCF DSCR:	2.10x
Underwritten NOI Debt Yield:	10.9%
Underwritten NCF Debt Yield:	10.1%

TRANSACTION HIGHLIGHTS

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Long Term Triple-Net Lease with No Landlord Obligations: The three crossed loans are 100% leased to BJ’s Wholesale Club (“BJ’s”), under a 20 year master lease agreement with five, five-year renewal options. The renewal options follow the same escalation structure as the primary lease term, increasing annually at the lesser of CPI or 2.0%. In the trailing 12 month period ending January 2012 store sales across the portfolio were $115,130,000 which represents an occupancy cost of approximately 2.8%. The borrowers have the right to cause BJ’s to separate one or more of the properties from the master lease into a stand-alone lease. For as long as a property is subject to the master lease, BJ’s has the right to request a substitution of a property for another property of equal or greater value, subject to satisfaction of certain conditions and subject to the applicable borrower’s approval in its sole (but not arbitrary) discretion. For so long as a property is subject to the cross-collateralization and cross-default, each borrower has the right under the loan documents to request a substitution of a property subject to customary conditions, including, without limitation, no increase in LTV, no decrease in the DSCR, receipt of a rating agency no-downgrade confirmation and receipt of a REMIC opinion.

▪
Dark Value: The aggregate dark value of the three crossed BJ’s Wholesale Club properties is $30,700,000, $3,160,000 in excess of the combined loan amount. Based on a combined loan amount of $27,540,000, the loan to dark value ratio is 89.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2200 Glades Road Boca Raton, FL 33431	Collateral Asset Summary – Loan No. 18 Glades Plaza and Commons at Town Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,000,000 37.5% 3.05x 19.2%

Mortgage Loan Information			Property Information
Loan Seller:	LCF		Single Asset / Portfolio:	Single Asset
Credit Estimate (Moody’s/S&P):	A2/AA+		Property Type:	Unanchored Retail
Loan Purpose:	Acquisition		Collateral:	Fee Simple
Sponsor:	L&B Core Income Partners, L.P.		Location:	Boca Raton, FL
Borrower:	L&B CIP Glades Plaza, LLC		Year Built / Renovated:	1979 / 2003, 2007-2011
Original Balance:	$27,000,000		Total Sq. Ft.:	182,704
Cut-off Date Balance:	$27,000,000		Property Management:	Woolbright Development, Inc.
% by Initial UPB:	1.8%		Underwritten NOI:	$5,170,688
Interest Rate:	4.2500%		Underwritten NCF:	$4,867,717
Payment Date:	6th of each month		Appraised Value:	$72,000,000
First Payment Date:	July 6, 2012		Appraisal Date:	January 31, 2012
Maturity Date:	June 6, 2022
Amortization:	Interest-only for the first 60 months;		Historical NOI
	360 months thereafter		TTM NOI(4):	$4,516,600 (2012 Annualized)
Additional Debt:	None		2011 NOI:	$3,752,075 (December 31, 2011)
Call Protection:	L(31), D(86), O(3)		2010 NOI:	$2,761,238 (December 31, 2010)
Lockbox / Cash Management(1):	Hard / Springing		2009 NOI:	$1,708,337 (December 31, 2009)

Reserves			Historical Occupancy
	Initial	Monthly	Current Occupancy:	93.2% (October 31, 2012)
Taxes(2):	$0	Springing	2011 Occupancy:	75.8% (December 31, 2011)
Insurance(2):	$0	Springing	2010 Occupancy:	62.9% (December 31, 2010)
Replacement(2):	$0	Springing	2009 Occupancy:	59.5% (December 31, 2009)
TI/LC(2):	$0	Springing
(1)   Cash management will be triggered if (i) there is an event of default, (ii) there is an event of default under the property management agreement, (iii) the DSCR is less than 1.50x on a trailing twelve month basis, or (iv) any tenant whose lease covers more than 25% of the property (a) goes dark or notifies borrower it intends to vacate its premises; (b) becomes insolvent or a debtor in any bankruptcy action; or (c) has its senior unsecured debt rating downgraded below BBB-.
(2)   The monthly tax, insurance, replacement and TI/LC escrows will be triggered upon the occurrence of a sweep event. A sweep event will be triggered if (i) there is an event of default, (ii) there is an event of default under the property management agreement, (iii) the DSCR is less than 1.50x on a trailing twelve month basis, or (iv) any tenant whose lease covers more than 25% of the property (a) goes dark or notifies borrower it intends to vacate its premises; (b) becomes insolvent or a debtor in any bankruptcy action; or (c) has its senior unsecured debt rating downgraded below BBB-.
(3)   Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 4.44x and 4.18x, respectively.
(4)   The Glades Plaza and Commons at Town Center was acquired by the Borrower in May 2012, and complete monthly operating statements for May 2012 are not available. The 2012 YTD annualized include January through April and June through October, annualized.

Financial Information
Cut-off Date Balance / Sq. Ft.:	$148
Balloon Balance / Sq. Ft.:	$135
Cut-off Date LTV:	37.5%
Balloon LTV:	34.2%
Underwritten NOI DSCR(3):	3.24x
Underwritten NCF DSCR(3):	3.05x
Underwritten NOI Debt Yield:	19.2%
Underwritten NCF Debt Yield:	18.0%

TRANSACTION HIGHLIGHTS

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Location. The Glades Plaza and Commons at Town Center is located on the dense Glades Road commercial corridor in the Boca Raton market and is adjacent to the primary retail destination in the greater Boca Raton area, the Town Center at Boca Raton.

▪
Sponsor Equity. L&B Core Income Partners, L.P. acquired the Glades Plaza and Commons at Town Center property for $75.0 million ($411 PSF) in May 2012. Based on a cost basis of approximately $75.5 million the sponsor has approximately $48.5 million of equity in Glades Plaza and Commons at Town Center.

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Credit Metrics. The Glades Plaza and Commons at Town Center loan has a 37.5% Cut-off Date LTV based on the appraised value, a 3.05x Underwritten NCF DSCR (based on amortizing debt service payments) and an Underwritten NOI Debt Yield of 19.2%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2655 Saviers Road Oxnard, CA 93033	Collateral Asset Summary – Loan No. 19 Centerpoint Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,000,000 58.7% 1.57x 10.4%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Anchored Retail
Sponsor(1):	Said Shooshani; Said and Homa		Collateral:	Fee Simple
	Shooshani Family Trust, on a joint and		Location:	Oxnard, CA
	several basis		Year Built / Renovated:	1966 / 1997-1999, 2012
Borrower:	Centerpoint Mall, LLC		Total Sq. Ft.:	379,970
Original Balance:	$27,000,000		Property Management:	ETC Real Estate Services, Inc.
Cut-off Date Balance:	$27,000,000		Underwritten NOI:	$2,805,865
% by Initial UPB:	1.8%		Underwritten NCF:	$2,479,817
Interest Rate:	4.1640%		Appraised Value:	$46,000,000
Payment Date:	6th of each month		Appraisal Date:	November 21, 2012
First Payment Date:	February 6, 2013
Maturity Date:	January 6, 2023		Historical NOI
Amortization:	360 months		TTM NOI:	$1,587,721 (T-12 September 30, 2012)
Additional Debt:	None		2011 NOI:	$2,238,850 (December 31, 2011)
Call Protection:	L(24), D(92), O(4)		2010 NOI:	$2,199,793 (December 31, 2010)
Lockbox / Cash Management(2):	Hard / Springing		2009 NOI:	NAV

Reserves			Historical Occupancy
	Initial	Monthly	Current Occupancy(7):	98.7% (December 20, 2012)
Taxes:	$168,230	$42,058	2011 Occupancy:	99.0% (December 31, 2011)
Insurance(3):	$0	Springing	2010 Occupancy:	93.3% (December 31, 2010)
Replacement(4):	$0	$9,502	2009 Occupancy:	NAV
TI/LC(4):	$0	$19,308
(1)   The sponsor is also the sponsor for the mortgage loan identified in Annex A-1 to the free writing prospectus as Venice Crossroads, which has a cut-off date principal balance of $33,000,000.
(2)   Cash management will be triggered upon (i) an event of default, (ii) the DSCR falls below 1.15x on the last day of any calendar quarter and (iii) the commencement of a “Primary Tenant Sweep Period”. A Primary Tenant Sweep Period begins during the occurrence of (i) 12 months prior to the Wal- Mart lease expiration date, (ii) Wal-Mart gives notice to terminate or cancel its lease, or the Wal-Mart lease is otherwise terminated, prior to the scheduled expiration date, (iii) Wal-Mart goes dark, (iv) an event of default by Wal-Mart under its lease, or (v) a bankruptcy or insolvency proceeding of Wal-Mart. A Primary Tenant Sweep Period will not, however, trigger a hard lockbox with cash management if the borrower posts a letter of credit in accordance with the requirements of the loan documents.
(3)   The borrower will be required to make monthly deposits of 1/12 of the annual insurance premiums into the insurance reserve if an acceptable blanket policy is no longer in place.
(4)   Monthly replacement reserve deposits are subject to a $342,077 cap. Monthly TI/LC reserve deposits are subject to a $695,091 cap.
(5)   Future TI reserve represents multiple upfront tenant improvement reserves.
(6)   During a Primary Tenant Sweep Period, all excess cash will be deposited into the primary tenant sweep reserve, subject to a cap of $760,000.
(7)   Current Occupancy includes Wal-Mart, which began its lease in December 2012 and is expected to open by the end of January 2013, and the Behavioral Health Department, which will take occupancy when its space is complete.

Wal-Mart Holdback:	$235,000	$0
Behavioral Health Department
Rent Abatement:	$126,797	$0
Environmental:	$80,000	$0
Future TI(5):	$321,600	$0
Primary Tenant Sweep(6):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$71
Balloon Balance / Sq. Ft.:	$57
Cut-off Date LTV:	58.7%
Balloon LTV:	46.9%
Underwritten NOI DSCR:	1.78x
Underwritten NCF DSCR:	1.57x
Underwritten NOI Debt Yield:	10.4%
Underwritten NCF Debt Yield:	9.2%

TRANSACTION HIGHLIGHTS

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Tenancy.  Centerpoint Mall is a 379,970 square foot retail center with approximately 64 tenants, including nine credit tenants totaling approximately 44.3% of net rentable square feet. Major tenants include Wal-Mart and Superior Grocers, which make up approximately 36.3% of net rentable square feet. Wal-Mart, which spent approximately $8.0 million on its space, signed a 10-year lease that began in December 2012 and is expected to open by the end of January 2013. Superior Grocers reported 2011 annualized sales of approximately $27.0 million ($436 PSF) with an occupancy cost of 1.1%.

▪
Sponsor Equity.  The sponsor, who contributed approximately $19.5 million to acquire Centerpoint Mall, has been involved in commercial real estate since the mid 1970’s and owns 84% of Shooshani Developers LLC. Shooshani Developers specializes in the development, redevelopment, management and acquisition of community centers anchored by grocery, drugstore and junior department stores throughout Southern California.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1 Hartsfield Center Parkway Atlanta, GA 30354	Collateral Asset Summary – Loan No. 20 Renaissance Concourse Atlanta	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,250,000 67.3% 1.99x 15.7%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Full Service Hospitality
Sponsor:	Kline Hotel Holdings, LLC; Oaktree		Collateral(5):	Leasehold
	Real Estate Opportunities Fund V, LP		Location:	Atlanta, GA
Borrower:	Hartsfield Hotel Project Owner, LLC		Year Built / Renovated:	1992 / 2005, 2012-2013
Original Balance:	$25,250,000		Rooms:	387
Cut-off Date Balance:	$25,250,000		Property Management:	Self-managed
% by Initial UPB:	1.7%		Underwritten NOI:	$3,967,162
Interest Rate:	3.9800%		Underwritten NCF:	$2,871,653
Payment Date:	6th of each month		“As-is” Appraised Value:	$37,500,000
First Payment Date:	February 6, 2013		“As-is” Appraisal Date:	November 1, 2012
Maturity Date:	January 6, 2018		“As Stabilized” Appraised Value(4):	$39,900,000
Amortization:	360 months		“As Stabilized” Appraisal Date(4):	November 1, 2014
Additional Debt:	None
Call Protection:	L(24), D(31), O(5)		Historical NOI
Lockbox / Cash Management(1):	Soft / Springing		TTM NOI:	$3,717,511 (T-12 November 2, 2012)
			2011 NOI:	$2,608,979 (December 31, 2011)
Reserves			2010 NOI:	$2,895,179 (December 31, 2010)
	Initial	Monthly	2009 NOI:	$3,095,225 (December 31, 2009)
Taxes(2):	$67,517	Springing
Insurance(2):	$0	Springing	Historical Occupancy
Replacement(3):	$0	Springing	Current Occupancy:	72.4% (November 2, 2012)
Ground Rent(2):	$0	Springing	2011 Occupancy:	67.5% (December 31, 2011)
			2010 Occupancy:	75.6% (December 31, 2010)
Financial Information			2009 Occupancy:	76.9% (December 31, 2009)
Cut-off Date Balance / Room:	$65,245
(1)   A hard lockbox with cash management will be triggered upon (i) an event of default, or (ii) if the DSCR is less than 1.10x on the last day of any calendar quarter.
(2)   If at any time, the property manager fails to make the required real estate tax payment, annual insurance premium payment or ground lease payment, the borrower will be required to make monthly escrow deposits, into the respective delinquent reserve, equal to 1/12 of the estimated annual payment for the respective tax bill, insurance premium or ground rent.
(3)   If at any time the property manager fails to deposit into the replacement reserve an amount equal to 5.0% of gross revenues for the prior month, the borrower will be required to make a deposit equal to the deficient amount.
(4)   The “As Stabilized” LTV is 63.3% based on achieving a stabilized occupancy of 74.0% with ADR of $117.65.
(5)   The Property is subject to a long term ground lease that began in June 1988 and expires in June 2078. The ground rent consists of a fixed amount of $145,249 plus 1.5% of annual gross revenues. Marriott pays the ground rent directly on a monthly basis.

Balloon Balance / Room:	$59,190
Cut-off Date LTV(4):	67.3%
Balloon LTV:	61.1%
Underwritten NOI DSCR:	2.75x
Underwritten NCF DSCR:	1.99x
Underwritten NOI Debt Yield:	15.7%
Underwritten NCF Debt Yield:	11.4%

TRANSACTION HIGHLIGHTS

▪
Location. The Renaissance Concourse Atlanta hotel is located adjacent to the Hartsfield-Jackson Atlanta International Airport, one of the busiest airports in the world, servicing approximately 90 million passengers per year. In addition, the Renaissance Concourse Atlanta hotel is located across the street from the world headquarters of Delta Airlines, the hotel’s largest customer.

▪
Hotel Amenities. The hotel is comprised of an 11-story interior atrium building with 26,974 sq. ft. of meeting space, two food and beverage outlets, extensive fitness center, an indoor and outdoor swimming pool, business center and gift shop. A $4.0 million guestroom renovation is underway that began in November 2012 and is expected to be completed in March 2013.

▪
Performance.  As of November 2, 2012, the occupancy, ADR and RevPAR for the trailing twelve months were 72.1%, $103.27 and $74.43, respectively. For the trailing twelve months ending October 31, 2012, the hotel achieved occupancy, ADR and RevPAR penetration rates of 102.1%, 113.1% and 115.5%, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

906-918 West Watauga Avenue Johnson City, TN 37604	Collateral Asset Summary – Loan No. 21 University Edge	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,825,000 65.9% 1.58x 9.4%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Multifamily / Student Housing
Sponsor(1)(2):	Mohannad S. Malas		Collateral:	Fee Simple
Borrower(2):	Johnson City Property LL, LLC		Location:	Johnson City, TN
Original Balance:	$24,825,000		Year Built / Renovated:	2011 / NAP
Cut-off Date Balance:	$24,825,000		Total Units / Beds:	192 / 624
% by Initial UPB:	1.7%		Property Management:	Peak Campus Management, LLC
Interest Rate:	4.1290%		Underwritten NOI:	$2,345,171
Payment Date:	6th of each month		Underwritten NCF:	$2,289,011
First Payment Date:	February 6, 2013		Appraised Value:	$37,680,000
Maturity Date:	January 6, 2023		Appraisal Date:	November 27, 2012
Amortization:	Interest-only for the first 36 months;
	360 months thereafter		Historical NOI(5)
Additional Debt:	None		TTM NOI:	$2,141,578 (T-12 October 31, 2012)
Call Protection:	L(24), D(92), O(4)		2011 NOI:	$748,842 (December 31, 2011)
Lockbox / Cash Management(3):	Soft / Springing
			Historical Occupancy(5)(6)
Reserves			Current Occupancy:	92.5% (November 19, 2012)
	Initial	Monthly	2011 Occupancy:	78.7% (December 31, 2011)
Taxes:	$31,917	$22,000
(1)   The sponsor is also the sponsor under the mortgage loan secured by the mortgaged property identified on Annex A-1 to this free writing prospectus as The Summit at Coates Run, which has a cut-off date principal balance of $34,600,000.
(2)   The University Edge loan is structured to be Shari’ah compliant. For additional information, see “Description of the Mortgage Pool – Shari’ah Compliant Lending Structure” in the free writing prospectus.
(3)   Cash management will be triggered (i) during an event of default or (ii) if the borrower fails to maintain an actual DSCR of 1.25x for two consecutive quarters until the actual DSCR after the end of two consecutive quarters is at least equal to 1.30x.
(4)   Represents 125% of the estimated cost for immediate repairs.
(5)   Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.26x and 2.20x, respectively.
(6)   University Edge was constructed in 2011 with the first residents taking occupancy in May of 2011.
(7)   Occupancy based on Total Beds.

Insurance:	$47,789	$4,107
Replacement:	$0	$4,680
Immediate Repairs(4):	$225,750	NAP

Financial Information
Cut-off Date Balance / Unit (Bed):	$129,297 ($39,784)
Balloon Balance / Unit (Bed):	$112,195 ($34,522)
Cut-off Date LTV:	65.9%
Balloon LTV:	57.2%
Underwritten NOI DSCR(5):	1.62x
Underwritten NCF DSCR(5):	1.58x
Underwritten NOI Debt Yield:	9.4%
Underwritten NCF Debt Yield:	9.2%

TRANSACTION HIGHLIGHTS

▪	Cash Equity. The sponsor acquired University Edge for $33.1 million contributing $8.9 million of cash equity at closing (26.9% of purchase price).
▪	Proximity to University. University Edge is located approximately 0.5 mile east of East Tennessee State University, which had 2011-2012 enrollment of 14,662 students, a 32.2% increase since 2001.
▪
Property Quality.  Built in 2011, University Edge is a Class A student housing property, which offers amenities including fully-furnished units, private shuttle to campus, fitness center, swimming pool, computer lab, game room and lounge area.

▪	Occupancy. After opening in 2011, the property leased up to 92.5% occupancy as of November 19, 2012. The competitive set of five properties is 98.5% occupied.
▪
Experienced Property Management.  Peak Campus Management, LLC, founded in 1995, currently manages 26,000 beds at 47 student housing properties in college markets from Maine to California. Peak Campus Management, LLC also manages the mortgaged property identified on Annex A-1 to this free-writing prospectus as The Summit at Coates Run.

▪
Lease Structure.  Leases are generally structured with 12-month terms and require parental guarantees unless the tenant independently qualifies (approximately 90% of current leases have parental guarantees).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

351 California Street San Francisco, CA 94104	Collateral Asset Summary – Loan No. 22 351 California Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$23,469,482 48.8% 1.56x 9.9%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	CBD Office
Sponsor:	Polidev Investments, Inc.; Erol		Collateral:	Fee Simple
	Tabanca		Location:	San Francisco, CA
Borrower:	351 California Street Holdings, LLC		Year Built / Renovated:	1920 / 2010
Original Balance:	$23,500,000		Total Sq. Ft.:	129,359
Cut-off Date Balance:	$23,469,482		Property Management:	Polidev International, LLC
% by Initial UPB:	1.6%		Underwritten NOI(3):	$2,318,164
Interest Rate:	4.1100%		Underwritten NCF(3):	$2,130,595
Payment Date:	6th of each month		Appraised Value:	$48,100,000
First Payment Date:	January 6, 2013		Appraisal Date:	October 26, 2012
Maturity Date:	December 6, 2022
Amortization:	360 months		Historical NOI(3)
Additional Debt:	None		TTM NOI:	$1,195,922 (T-12 August 31, 2012)
Call Protection:	L(25), YM1(92), O(3)		2011 NOI:	$993,639 (December 31, 2011)
Lockbox / Cash Management(1):	Hard / Springing		2010 NOI:	NAV (December 31, 2010)

Reserves			Historical Occupancy(3)
	Initial	Monthly	Current Occupancy:	87.4% (November 30, 2012)
Taxes:	$128,333	$25,667	2011 Occupancy:	70.0%(December 31, 2011)
Insurance:	$41,954	$28,678	2010 Occupancy:	72.5% (December 31, 2010)
Replacement:	$0	$2,156
(1)   Cash management will be triggered (i) during an event of default, (ii) during any bankruptcy action of borrower, sponsor, guarantor or property manager, or (iii) if the borrower fails to maintain an actual DSCR of 1.20x for two consecutive quarters until the actual DSCR after the end of four consecutive quarters is at least equal to 1.25x.
(2)  Initial TI/LC reserve of $320,000 for outstanding tenant improvements owed to Research Triangle Institute whose executed lease begins in March 2013.
(3)   351 California Street was acquired out of foreclosure by the sponsor in 2010.  At the time of acquisition, the property had significant deferred maintenance and fire code violations. The sponsor subsequently invested approximately $1.5 million in capital expenditures and tenant improvements to stabilize the property, resulting in occupancy increasing from approximately 67% at acquisition to 87.4% as of November 30, 2012.

TI/LC(2):	$320,000	$13,475

Financial Information
Cut-off Date Balance / Sq. Ft.:		$181
Balloon Balance / Sq. Ft.:		$145
Cut-off Date LTV:		48.8%
Balloon LTV:		39.0%
Underwritten NOI DSCR:		1.70x
Underwritten NCF DSCR:		1.56x
Underwritten NOI Debt Yield:		9.9%
Underwritten NCF Debt Yield:		9.1%

TRANSACTION HIGHLIGHTS

■
Sponsor Basis.  The sponsor acquired the property in 2010 for $35.0 million and invested approximately $1.5 million in capital expenditures and tenant improvements, resulting approximately $13 million of cash equity remaining in the transaction.

■
Infill Location.  The property is located along a major thoroughfare within the Financial District of downtown San Francisco, with access to the BART subway system within three blocks and the cable car line running in front of the property.

■
Diverse Tenancy.  351 California Street is 87.4% leased to 29 office tenants and one retail tenant. The largest tenant is CVS (rated BBB+/Baa2/BBB+ by Fitch/Moody’s/S&P), which signed a 10-year lease in April 2011 and occupies 6.8% of the net rentable area.  No other tenant occupies more than 6.2% of the net rentable area.

■
Strong Office/Retail Market. The Financial District submarket is outperforming the greater San Francisco market with a current submarket vacancy rate of 8.4%, as compared to 9.7% for all of San Francisco, and a retail vacancy rate of 1.8% as compared to 2.5% for all of San Francisco.

■
Leasing Momentum.  Since purchasing 351 California Street in September 2010, the sponsor has invested over $1.4 million in capital expenditures and TI/LC’s, resulting in 21 new leases comprising 73,711 sq. ft., and increasing occupancy from 67.0% at acquisition to 87.4% as of November 30, 2012.

■
Below Market Rents.  Twenty-one tenants occupying 85,184 sq. ft. and 65.9% of the net rentable area currently have in-place leases below the appraiser concluded market rents, resulting in a weighted average office rent that is 19.0% below market.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

STATEMENT REGARDING ASSUMPTIONS AS TO
SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

This material is for your information, and none of Deutsche Bank Securities Inc., Cantor Fitzgerald & Co. Inc., Ladder Capital Finance, LLC, Ladder Capital Securities, KeyBanc Capital Markets Inc., CastleOak Securities, L.P. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Underwriters”) are soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Neither this document nor anything contained herein shall form the basis for any contract or commitment whatsoever. The information contained herein is preliminary as of the date hereof. These materials are subject to change, completion or amendment from time to time.  The information contained herein will be superseded by similar information delivered to you as part of the offering document relating to the Commercial Mortgage Pass-Through Certificates, Series COMM 2013-LC6 (the “Offering Document”).  The Information supersedes any such information previously delivered.  The Information should be reviewed only in conjunction with the entire Offering Document. All of the information contained herein is subject to the same limitations and qualifications contained in the Offering Document.  The information contained herein does not contain all relevant information relating to the underlying mortgage loans or mortgaged properties. Such information is described elsewhere in the Offering Document.  The information contained herein will be more fully described elsewhere in the Offering Document.  The information contained herein should not be viewed as projections, forecasts, predictions or opinions with respect to value.  Prior to making any investment decision, prospective investors are strongly urged to read the Offering Document its entirety.   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this free writing prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the Mortgage Loan Sellers.  Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.  Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of Underwriters or any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

This document contains forward-looking statements. Those statements are subject to certain risks and uncertainties that could cause the success of collections and the actual cash flow generated to differ materially from the information set forth herein. While such information reflects projections prepared in good faith based upon methods and data that are believed to be reasonable and accurate as of the dates thereof, the issuer undertakes no obligation to revise these forward-looking statements to reflect subsequent events or circumstances. Individuals should not place undue reliance on forward-looking statements and are advised to make their own independent analysis and determination with respect to the forecasted periods, which reflect the issuer’s view only as of the date hereof.

IRS CIRCULAR 230 NOTICE: THIS TERM SHEET IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS TERM SHEET IS WRITTEN AND PROVIDED IN CONNECTION WITH THE PROMOTION OR MARKETING BY THE DEPOSITOR AND THE UNDERWRITERS OF THE TRANSACTION OR MATTERS ADDRESSED HEREIN.   INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

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